REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Brighthouse Separate Account A
and Board of Directors of
Brighthouse Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brighthouse Separate Account A (the "Separate Account") of Brighthouse Life Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2.A as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Sub-Accounts, except for the Sub-Accounts included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Sub-Accounts and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Sub-Accounts Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
BHFTI AB International Bond Sub-Account	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from April 29, 2019 (commencement of operations) through December 31, 2019
BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from April 29, 2019 (commencement of operations) through December 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 26, 2021

We have served as the Separate Account's auditor since 1998.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020

	Alger Small Cap Growth Sub-Account	American Funds® Bond Sub-Account	American Funds® Global Growth Sub-Account	American Funds® Global Small Capitalization Sub-Account
Assets:
Investments at fair value	$85,705,651	$134,552,837	$329,451,448	$116,208,205
Accrued dividends	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	6	5
Total Assets	85,705,651	134,552,837	329,451,454	116,208,210
Liabilities:
Accrued fees	—	56	137	111
Due to Brighthouse Life Insurance Company	1	1	—	—
Total Liabilities	1	57	137	111
Net Assets	$85,705,650	$134,552,780	$329,451,317	$116,208,099
Contract Owners' Equity
Net assets from accumulation units	$85,705,650	$134,418,246	$329,148,118	$116,173,778
Net assets from contracts in payout	—	134,534	303,199	34,321
Total Net Assets	$85,705,650	$134,552,780	$329,451,317	$116,208,099

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2020

	American Funds® Growth Sub-Account	American Funds® Growth-Income Sub-Account	BHFTI AB Global Dynamic Allocation Sub-Account	BHFTI AB International Bond Sub-Account	BHFTI American Funds® Balanced Allocation Sub-Account
Assets:
Investments at fair value	$807,910,623	$412,186,965	$2,697,018,631	$5,056,465	$3,478,672,610
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	39	19	4	—	3
Total Assets	807,910,662	412,186,984	2,697,018,635	5,056,465	3,478,672,613
Liabilities:
Accrued fees	86	106	189	52	118
Due to Brighthouse Life Insurance Company	—	—	—	2	—
Total Liabilities	86	106	189	54	118
Net Assets	$807,910,576	$412,186,878	$2,697,018,446	$5,056,411	$3,478,672,495
Contract Owners' Equity
Net assets from accumulation units	$807,387,525	$411,927,565	$2,696,423,558	$5,056,411	$3,477,508,496
Net assets from contracts in payout	523,051	259,313	594,888	—	1,163,999
Total Net Assets	$807,910,576	$412,186,878	$2,697,018,446	$5,056,411	$3,478,672,495

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Growth Allocation Sub-Account	BHFTI American Funds® Growth Sub-Account	BHFTI American Funds® Moderate Allocation Sub-Account	BHFTI AQR Global Risk Balanced Sub-Account	BHFTI BlackRock Global Tactical Strategies Sub-Account
Assets:
Investments at fair value	$2,084,636,167	$1,233,374,581	$1,577,916,546	$1,915,973,441	$4,290,514,282
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	2	4	3	1	4
Total Assets	2,084,636,169	1,233,374,585	1,577,916,549	1,915,973,442	4,290,514,286
Liabilities:
Accrued fees	164	96	158	121	157
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	164	96	158	121	157
Net Assets	$2,084,636,005	$1,233,374,489	$1,577,916,391	$1,915,973,321	$4,290,514,129
Contract Owners' Equity
Net assets from accumulation units	$2,083,211,561	$1,233,153,847	$1,576,101,575	$1,915,267,846	$4,289,873,127
Net assets from contracts in payout	1,424,444	220,642	1,814,816	705,475	641,002
Total Net Assets	$2,084,636,005	$1,233,374,489	$1,577,916,391	$1,915,973,321	$4,290,514,129

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2020

	BHFTI BlackRock High Yield Sub-Account	BHFTI Brighthouse Asset Allocation 100 Sub-Account	BHFTI Brighthouse Balanced Plus Sub-Account	BHFTI Brighthouse Small Cap Value Sub-Account	BHFTI Brighthouse/ Aberdeen Emerging Markets Equity Sub-Account
Assets:
Investments at fair value	$400,160,871	$620,705,105	$7,948,644,147	$224,022,256	$413,604,392
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	6	5	1	—
Total Assets	400,160,871	620,705,111	7,948,644,152	224,022,257	413,604,392
Liabilities:
Accrued fees	190	169	117	154	194
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	190	169	117	154	194
Net Assets	$400,160,681	$620,704,942	$7,948,644,035	$224,022,103	$413,604,198
Contract Owners' Equity
Net assets from accumulation units	$399,961,571	$619,148,919	$7,947,410,977	$223,722,400	$413,454,514
Net assets from contracts in payout	199,110	1,556,023	1,233,058	299,703	149,684
Total Net Assets	$400,160,681	$620,704,942	$7,948,644,035	$224,022,103	$413,604,198

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/ Artisan International Sub-Account	BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account	BHFTI Brighthouse/ Franklin Low Duration Total Return Sub-Account	BHFTI Brighthouse/ Templeton International Bond Sub-Account	BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account
Assets:
Investments at fair value	$325,860	$88,934,359	$140,089,865	$31,598,523	$17,975,352
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	1	—	—
Total Assets	325,860	88,934,359	140,089,866	31,598,523	17,975,352
Liabilities:
Accrued fees	86	202	198	91	174
Due to Brighthouse Life Insurance Company	1	—	—	—	—
Total Liabilities	87	202	198	91	174
Net Assets	$325,773	$88,934,157	$140,089,668	$31,598,432	$17,975,178
Contract Owners' Equity
Net assets from accumulation units	$325,773	$88,847,768	$139,996,946	$31,564,478	$17,971,828
Net assets from contracts in payout	—	86,389	92,722	33,954	3,350
Total Net Assets	$325,773	$88,934,157	$140,089,668	$31,598,432	$17,975,178

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2020

	BHFTI Clarion Global Real Estate Sub-Account	BHFTI Harris Oakmark International Sub-Account	BHFTI Invesco Balanced-Risk Allocation Sub-Account	BHFTI Invesco Comstock Sub-Account	BHFTI Invesco Global Equity Sub-Account
Assets:
Investments at fair value	$221,573,921	$562,041,413	$910,058,175	$666,831,238	$57,740,450
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	3	5	2	—	—
Total Assets	221,573,924	562,041,418	910,058,177	666,831,238	57,740,450
Liabilities:
Accrued fees	236	189	132	187	145
Due to Brighthouse Life Insurance Company	—	—	—	4	3
Total Liabilities	236	189	132	191	148
Net Assets	$221,573,688	$562,041,229	$910,058,045	$666,831,047	$57,740,302
Contract Owners' Equity
Net assets from accumulation units	$221,468,891	$561,605,180	$909,932,902	$666,519,561	$57,727,015
Net assets from contracts in payout	104,797	436,049	125,143	311,486	13,287
Total Net Assets	$221,573,688	$562,041,229	$910,058,045	$666,831,047	$57,740,302

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Small Cap Growth Sub-Account	BHFTI JPMorgan Core Bond Sub-Account	BHFTI JPMorgan Global Active Allocation Sub-Account	BHFTI JPMorgan Small Cap Value Sub-Account	BHFTI Loomis Sayles Global Allocation Sub-Account
Assets:
Investments at fair value	$444,383,790	$387,827,988	$1,209,902,330	$24,333,705	$181,751,664
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	7	1	1	1	5
Total Assets	444,383,797	387,827,989	1,209,902,331	24,333,706	181,751,669
Liabilities:
Accrued fees	253	215	164	257	158
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	253	215	164	257	158
Net Assets	$444,383,544	$387,827,774	$1,209,902,167	$24,333,449	$181,751,511
Contract Owners' Equity
Net assets from accumulation units	$443,986,310	$387,334,594	$1,209,803,984	$24,300,089	$181,516,376
Net assets from contracts in payout	397,234	493,180	98,183	33,360	235,135
Total Net Assets	$444,383,544	$387,827,774	$1,209,902,167	$24,333,449	$181,751,511

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2020

	BHFTI Loomis Sayles Growth Sub-Account	BHFTI MetLife Multi-Index Targeted Risk Sub-Account	BHFTI MFS® Research International Sub-Account	BHFTI Morgan Stanley Discovery Sub-Account	BHFTI PanAgora Global Diversified Risk Sub-Account
Assets:
Investments at fair value	$419,467,721	$986,060,410	$258,357,193	$431,483,705	$154,018,582
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	11	—	3	7	—
Total Assets	419,467,732	986,060,410	258,357,196	431,483,712	154,018,582
Liabilities:
Accrued fees	244	166	226	111	124
Due to Brighthouse Life Insurance Company	—	11	—	—	3
Total Liabilities	244	177	226	111	127
Net Assets	$419,467,488	$986,060,233	$258,356,970	$431,483,601	$154,018,455
Contract Owners' Equity
Net assets from accumulation units	$419,202,339	$985,999,385	$258,132,075	$431,283,683	$153,997,936
Net assets from contracts in payout	265,149	60,848	224,895	199,918	20,519
Total Net Assets	$419,467,488	$986,060,233	$258,356,970	$431,483,601	$154,018,455

The accompanying notes are an integral part of these financial statements.

	BHFTI PIMCO Inflation Protected Bond Sub-Account	BHFTI PIMCO Total Return Sub-Account	BHFTI Schroders Global Multi-Asset Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	BHFTI SSGA Growth and Income ETF Sub-Account
Assets:
Investments at fair value	$566,992,705	$1,420,749,215	$846,491,687	$2,181,913	$1,209,903,040
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	4	5	2	—	4
Total Assets	566,992,709	1,420,749,220	846,491,689	2,181,913	1,209,903,044
Liabilities:
Accrued fees	241	164	140	45	142
Due to Brighthouse Life Insurance Company	—	—	—	4	—
Total Liabilities	241	164	140	49	142
Net Assets	$566,992,468	$1,420,749,056	$846,491,549	$2,181,864	$1,209,902,902
Contract Owners' Equity
Net assets from accumulation units	$566,562,400	$1,419,574,696	$846,380,638	$2,181,864	$1,209,240,036
Net assets from contracts in payout	430,068	1,174,360	110,911	—	662,866
Total Net Assets	$566,992,468	$1,420,749,056	$846,491,549	$2,181,864	$1,209,902,902

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2020

	BHFTI SSGA Growth ETF Sub-Account	BHFTI T. Rowe Price Large Cap Value Sub-Account	BHFTI T. Rowe Price Mid Cap Growth Sub-Account	BHFTI TCW Core Fixed Income Sub-Account	BHFTI Victory Sycamore Mid Cap Value Sub-Account
Assets:
Investments at fair value	$435,830,180	$730,729,720	$573,354,136	$348,622	$234,992,101
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	2	33	1	—	3
Total Assets	435,830,182	730,729,753	573,354,137	348,622	234,992,104
Liabilities:
Accrued fees	201	177	72	91	198
Due to Brighthouse Life Insurance Company	—	—	—	2	—
Total Liabilities	201	177	72	93	198
Net Assets	$435,829,981	$730,729,576	$573,354,065	$348,529	$234,991,906
Contract Owners' Equity
Net assets from accumulation units	$435,354,274	$729,743,794	$572,670,948	$348,529	$234,696,944
Net assets from contracts in payout	475,707	985,782	683,117	—	294,962
Total Net Assets	$435,829,981	$730,729,576	$573,354,065	$348,529	$234,991,906

The accompanying notes are an integral part of these financial statements.

	BHFTI Wells Capital Management Mid Cap Value Sub-Account	BHFTI Western Asset Management Government Income Sub-Account	BHFTII Baillie Gifford International Stock Sub-Account	BHFTII BlackRock Bond Income Sub-Account	BHFTII BlackRock Capital Appreciation Sub-Account
Assets:
Investments at fair value	$122,882,466	$558,893,179	$252,669,350	$131,130,367	$93,251,245
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	3	—	50	19
Total Assets	122,882,466	558,893,182	252,669,350	131,130,417	93,251,264
Liabilities:
Accrued fees	145	187	170	208	299
Due to Brighthouse Life Insurance Company	—	—	6	—	—
Total Liabilities	145	187	176	208	299
Net Assets	$122,882,321	$558,892,995	$252,669,174	$131,130,209	$93,250,965
Contract Owners' Equity
Net assets from accumulation units	$122,806,311	$558,816,336	$252,579,154	$130,967,297	$93,222,523
Net assets from contracts in payout	76,010	76,659	90,020	162,912	28,442
Total Net Assets	$122,882,321	$558,892,995	$252,669,174	$131,130,209	$93,250,965

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2020

	BHFTII BlackRock Ultra-Short Term Bond Sub-Account	BHFTII Brighthouse Asset Allocation 20 Sub-Account	BHFTII Brighthouse Asset Allocation 40 Sub-Account	BHFTII Brighthouse Asset Allocation 60 Sub-Account	BHFTII Brighthouse Asset Allocation 80 Sub-Account
Assets:
Investments at fair value	$333,755,880	$171,713,357	$3,099,064,109	$5,852,675,516	$5,531,534,736
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	97	3	7	6	12
Total Assets	333,755,977	171,713,360	3,099,064,116	5,852,675,522	5,531,534,748
Liabilities:
Accrued fees	390	109	88	94	95
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	390	109	88	94	95
Net Assets	$333,755,587	$171,713,251	$3,099,064,028	$5,852,675,428	$5,531,534,653
Contract Owners' Equity
Net assets from accumulation units	$333,585,278	$171,585,412	$3,091,760,206	$5,845,645,907	$5,527,795,669
Net assets from contracts in payout	170,309	127,839	7,303,822	7,029,521	3,738,984
Total Net Assets	$333,755,587	$171,713,251	$3,099,064,028	$5,852,675,428	$5,531,534,653

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account	BHFTII Brighthouse/ Dimensional International Small Company Sub-Account	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account	BHFTII Frontier Mid Cap Growth Sub-Account	BHFTII Jennison Growth Sub-Account
Assets:
Investments at fair value	$170,862,429	$67,120,373	$776,617,369	$85,697,456	$716,346,325
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	79	2	34	12	12
Total Assets	170,862,508	67,120,375	776,617,403	85,697,468	716,346,337
Liabilities:
Accrued fees	70	173	345	92	120
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	70	173	345	92	120
Net Assets	$170,862,438	$67,120,202	$776,617,058	$85,697,376	$716,346,217
Contract Owners' Equity
Net assets from accumulation units	$170,514,398	$67,118,740	$775,928,662	$85,602,026	$715,419,068
Net assets from contracts in payout	348,040	1,462	688,396	95,350	927,149
Total Net Assets	$170,862,438	$67,120,202	$776,617,058	$85,697,376	$716,346,217

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2020

	BHFTII Loomis Sayles Small Cap Core Sub-Account	BHFTII Loomis Sayles Small Cap Growth Sub-Account	BHFTII MetLife Aggregate Bond Index Sub-Account	BHFTII MetLife Mid Cap Stock Index Sub-Account	BHFTII MetLife MSCI EAFE® Index Sub-Account
Assets:
Investments at fair value	$14,461,583	$412,582	$355,911,584	$180,519,190	$170,214,721
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	38	—	4	6	2
Total Assets	14,461,621	412,582	355,911,588	180,519,196	170,214,723
Liabilities:
Accrued fees	154	58	167	187	181
Due to Brighthouse Life Insurance Company	—	1	—	—	—
Total Liabilities	154	59	167	187	181
Net Assets	$14,461,467	$412,523	$355,911,421	$180,519,009	$170,214,542
Contract Owners' Equity
Net assets from accumulation units	$14,455,131	$412,523	$355,609,432	$180,508,045	$170,058,647
Net assets from contracts in payout	6,336	—	301,989	10,964	155,895
Total Net Assets	$14,461,467	$412,523	$355,911,421	$180,519,009	$170,214,542

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Russell 2000® Index Sub-Account	BHFTII MetLife Stock Index Sub-Account	BHFTII MFS® Total Return Sub-Account	BHFTII MFS® Value Sub-Account	BHFTII Neuberger Berman Genesis Sub-Account
Assets:
Investments at fair value	$185,343,577	$753,554,553	$35,917,876	$315,089,845	$150,890,899
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	6	34	51	6	7
Total Assets	185,343,583	753,554,587	35,917,927	315,089,851	150,890,906
Liabilities:
Accrued fees	126	166	215	263	202
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	126	166	215	263	202
Net Assets	$185,343,457	$753,554,421	$35,917,712	$315,089,588	$150,890,704
Contract Owners' Equity
Net assets from accumulation units	$185,161,217	$753,240,712	$35,895,389	$314,722,257	$150,682,108
Net assets from contracts in payout	182,240	313,709	22,323	367,331	208,596
Total Net Assets	$185,343,457	$753,554,421	$35,917,712	$315,089,588	$150,890,704

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2020

	BHFTII T. Rowe Price Large Cap Growth Sub-Account	BHFTII T. Rowe Price Small Cap Growth Sub-Account	BHFTII VanEck Global Natural Resources Sub-Account	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	BHFTII Western Asset Management U.S. Government Sub-Account
Assets:
Investments at fair value	$442,547,519	$16,015,342	$73,755,942	$969,053,080	$244,874,992
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	14	—	—	29	3
Total Assets	442,547,533	16,015,342	73,755,942	969,053,109	244,874,995
Liabilities:
Accrued fees	125	105	101	449	222
Due to Brighthouse Life Insurance Company	—	—	1	—	—
Total Liabilities	125	105	102	449	222
Net Assets	$442,547,408	$16,015,237	$73,755,840	$969,052,660	$244,874,773
Contract Owners' Equity
Net assets from accumulation units	$442,224,361	$16,015,237	$73,731,615	$968,277,032	$244,689,457
Net assets from contracts in payout	323,047	—	24,225	775,628	185,316
Total Net Assets	$442,547,408	$16,015,237	$73,755,840	$969,052,660	$244,874,773

The accompanying notes are an integral part of these financial statements.

	BlackRock Global Allocation V.I. Sub-Account	DWS I CROCI® International VIP Sub-Account	Federated Hermes High Income Bond Fund II Sub-Account	Federated Hermes Kaufman Fund II Sub-Account	Fidelity® VIP Asset Manager Sub-Account
Assets:
Investments at fair value	$27,408,074	$9,977,646	$2,261	$101,019	$64,858,459
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	1	—	—	—	—
Total Assets	27,408,075	9,977,646	2,261	101,019	64,858,459
Liabilities:
Accrued fees	172	4	7	—	2
Due to Brighthouse Life Insurance Company	—	2	2	1	1
Total Liabilities	172	6	9	1	3
Net Assets	$27,407,903	$9,977,640	$2,252	$101,018	$64,858,456
Contract Owners' Equity
Net assets from accumulation units	$27,407,903	$9,977,640	$2,252	$101,018	$64,858,456
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$27,407,903	$9,977,640	$2,252	$101,018	$64,858,456

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2020

	Fidelity® VIP Contrafund Sub-Account	Fidelity® VIP Equity-Income Sub-Account	Fidelity® VIP FundsManager 50% Sub-Account	Fidelity® VIP FundsManager 60% Sub-Account	Fidelity® VIP Government Money Market Sub-Account
Assets:
Investments at fair value	$663,261,102	$4,004,557	$3,574,480,341	$2,205,226,750	$15,788,683
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	20	—	—	—	—
Total Assets	663,261,122	4,004,557	3,574,480,341	2,205,226,750	15,788,683
Liabilities:
Accrued fees	84	—	—	—	12
Due to Brighthouse Life Insurance Company	—	1	—	1	3
Total Liabilities	84	1	—	1	15
Net Assets	$663,261,038	$4,004,556	$3,574,480,341	$2,205,226,749	$15,788,668
Contract Owners' Equity
Net assets from accumulation units	$663,195,396	$4,004,556	$3,574,480,341	$2,205,226,749	$15,788,668
Net assets from contracts in payout	65,642	—	—	—	—
Total Net Assets	$663,261,038	$4,004,556	$3,574,480,341	$2,205,226,749	$15,788,668

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Index 500 Sub-Account	Fidelity® VIP Mid Cap Sub-Account	Fidelity® VIP Overseas Sub-Account	FTVIPT Franklin Income VIP Sub-Account
Assets:
Investments at fair value	$250,231,291	$69,401,997	$410,629,453	$4,536,931	$216,756,806
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	10	15	7	—	2
Total Assets	250,231,301	69,402,012	410,629,460	4,536,931	216,756,808
Liabilities:
Accrued fees	17	16	30	—	86
Due to Brighthouse Life Insurance Company	—	—	—	1	—
Total Liabilities	17	16	30	1	86
Net Assets	$250,231,284	$69,401,996	$410,629,430	$4,536,930	$216,756,722
Contract Owners' Equity
Net assets from accumulation units	$250,231,284	$69,401,996	$410,557,048	$4,536,930	$216,669,119
Net assets from contracts in payout	—	—	72,382	—	87,603
Total Net Assets	$250,231,284	$69,401,996	$410,629,430	$4,536,930	$216,756,722

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2020

	FTVIPT Franklin Mutual Shares VIP Sub-Account	FTVIPT Franklin Small Cap Value VIP Sub-Account	FTVIPT Templeton Foreign VIP Sub-Account	FTVIPT Templeton Global Bond VIP Sub-Account	Invesco Oppenheimer V.I. Government Money Sub-Account
Assets:
Investments at fair value	$106,118,958	$119,743,238	$66,331,168	$173,071,480	$2,757
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	2	1	—	1	—
Total Assets	106,118,960	119,743,239	66,331,168	173,071,481	2,757
Liabilities:
Accrued fees	70	16	54	30	5
Due to Brighthouse Life Insurance Company	—	—	1	—	3
Total Liabilities	70	16	55	30	8
Net Assets	$106,118,890	$119,743,223	$66,331,113	$173,071,451	$2,749
Contract Owners' Equity
Net assets from accumulation units	$106,112,023	$119,742,298	$66,287,975	$172,900,914	$2,749
Net assets from contracts in payout	6,867	925	43,138	170,537	—
Total Net Assets	$106,118,890	$119,743,223	$66,331,113	$173,071,451	$2,749

The accompanying notes are an integral part of these financial statements.

	Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account	Invesco Oppenheimer V.I. Main Street Sub-Account	Invesco V.I. American Franchise Sub-Account	Invesco V.I. Core Equity Sub-Account	Invesco V.I. Equity and Income Sub-Account
Assets:
Investments at fair value	$107,042,736	$19,028	$4,261	$112,135	$610,260,416
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	2	—	—	—	1
Total Assets	107,042,738	19,028	4,261	112,135	610,260,417
Liabilities:
Accrued fees	45	6	1	1	17
Due to Brighthouse Life Insurance Company	—	1	24	1	—
Total Liabilities	45	7	25	2	17
Net Assets	$107,042,693	$19,021	$4,236	$112,133	$610,260,400
Contract Owners' Equity
Net assets from accumulation units	$107,004,755	$19,021	$4,236	$112,133	$610,068,278
Net assets from contracts in payout	37,938	—	—	—	192,122
Total Net Assets	$107,042,693	$19,021	$4,236	$112,133	$610,260,400

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2020

	Invesco V.I. International Growth Sub-Account	Ivy VIP Asset Strategy Sub-Account	LMPVET ClearBridge Variable Aggressive Growth Sub-Account	LMPVET ClearBridge Variable Appreciation Sub-Account	LMPVET ClearBridge Variable Dividend Strategy Sub-Account
Assets:
Investments at fair value	$237,626,448	$210,529	$332,229,177	$457,014,271	$228,380,328
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	4	—	6	8,605	5
Total Assets	237,626,452	210,529	332,229,183	457,022,876	228,380,333
Liabilities:
Accrued fees	39	20	142	103	105
Due to Brighthouse Life Insurance Company	—	1	—	—	—
Total Liabilities	39	21	142	103	105
Net Assets	$237,626,413	$210,508	$332,229,041	$457,022,773	$228,380,228
Contract Owners' Equity
Net assets from accumulation units	$237,544,638	$210,508	$332,195,219	$456,753,201	$228,273,052
Net assets from contracts in payout	81,775	—	33,822	269,572	107,176
Total Net Assets	$237,626,413	$210,508	$332,229,041	$457,022,773	$228,380,228

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Large Cap Growth Sub-Account	LMPVET ClearBridge Variable Large Cap Value Sub-Account	LMPVET ClearBridge Variable Small Cap Growth Sub-Account	LMPVET QS Variable Conservative Growth Sub-Account	LMPVET QS Variable Growth Sub-Account
Assets:
Investments at fair value	$2,692,626	$7,626,287	$158,957,954	$33,240,043	$68,990,530
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	3	2	2
Total Assets	2,692,626	7,626,287	158,957,957	33,240,045	68,990,532
Liabilities:
Accrued fees	71	78	78	41	51
Due to Brighthouse Life Insurance Company	4	—	—	—	—
Total Liabilities	75	78	78	41	51
Net Assets	$2,692,551	$7,626,209	$158,957,879	$33,240,004	$68,990,481
Contract Owners' Equity
Net assets from accumulation units	$2,689,265	$7,626,209	$158,938,793	$33,240,004	$68,882,804
Net assets from contracts in payout	3,286	—	19,086	—	107,677
Total Net Assets	$2,692,551	$7,626,209	$158,957,879	$33,240,004	$68,990,481
The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2020

	LMPVET QS Variable Moderate Growth Sub-Account	LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	MFS® VIT Investors Trust Sub-Account	MFS® VIT New Discovery Sub-Account	MFS® VIT Research Sub-Account
Assets:
Investments at fair value	$612,967	$92,817,001	$3,863	$9,856	$27,431
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	612,967	92,817,001	3,863	9,856	27,431
Liabilities:
Accrued fees	27	131	4	8	3
Due to Brighthouse Life Insurance Company	1	2	2	1	1
Total Liabilities	28	133	6	9	4
Net Assets	$612,939	$92,816,868	$3,857	$9,847	$27,427
Contract Owners' Equity
Net assets from accumulation units	$612,939	$92,669,536	$3,857	$9,847	$27,427
Net assets from contracts in payout	—	147,332	—	—	—
Total Net Assets	$612,939	$92,816,868	$3,857	$9,847	$27,427

The accompanying notes are an integral part of these financial statements.

	Morgan Stanley VIF Global Infrastructure Sub-Account	Neuberger Berman Genesis Sub-Account	PIMCO VIT Commodity RealReturn® Strategy Sub-Account	PIMCO VIT Dynamic Bond Sub-Account	PIMCO VIT Emerging Markets Bond Sub-Account
Assets:
Investments at fair value	$449,750	$8,067	$277,809	$366,372	$714,268
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	449,750	8,067	277,809	366,372	714,268
Liabilities:
Accrued fees	30	2	28	34	33
Due to Brighthouse Life Insurance Company	2	1	2	1	1
Total Liabilities	32	3	30	35	34
Net Assets	$449,718	$8,064	$277,779	$366,337	$714,234
Contract Owners' Equity
Net assets from accumulation units	$449,718	$8,064	$277,779	$366,337	$714,234
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$449,718	$8,064	$277,779	$366,337	$714,234

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)
December 31, 2020

	Pioneer VCT Mid Cap Value Sub-Account	Pioneer VCT Real Estate Shares Sub-Account	T. Rowe Price Government Money Sub-Account
Assets:
Investments at fair value	$56,138,676	$249,880	$167,411
Accrued dividends	—	—	16
Due from Brighthouse Life Insurance Company	1	—	—
Total Assets	56,138,677	249,880	167,427
Liabilities:
Accrued fees	80	59	—
Due to Brighthouse Life Insurance Company	—	1	16
Total Liabilities	80	60	16
Net Assets	$56,138,597	$249,820	$167,411
Contract Owners' Equity
Net assets from accumulation units	$56,132,522	$249,820	$167,411
Net assets from contracts in payout	6,075	—	—
Total Net Assets	$56,138,597	$249,820	$167,411

The accompanying notes are an integral part of these financial statements.

	T. Rowe Price Growth Stock Sub-Account	T. Rowe Price International Stock Sub-Account	TAP 1919 Variable Socially Responsive Balanced Sub-Account
Assets:
Investments at fair value	$9,990,795	$519,665	$388,000
Accrued dividends	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—
Total Assets	9,990,795	519,665	388,000
Liabilities:
Accrued fees	—	—	34
Due to Brighthouse Life Insurance Company	—	1	1
Total Liabilities	—	1	35
Net Assets	$9,990,795	$519,664	$387,965
Contract Owners' Equity
Net assets from accumulation units	$9,990,795	$519,664	$384,745
Net assets from contracts in payout	—	—	3,220
Total Net Assets	$9,990,795	$519,664	$387,965

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the year ended December 31, 2020

	Alger Small Cap Growth Sub-Account	American Funds® Bond Sub-Account	American Funds® Global Growth Sub-Account	American Funds® Global Small Capitalization Sub-Account	American Funds® Growth Sub-Account
Investment Income:
Dividends	$715,772	$2,656,479	$974,046	$163,663	$2,197,848
Expenses:
Mortality and expense risk and other charges	908,765	1,449,772	3,541,448	1,133,815	8,597,468
Administrative charges	—	298,659	708,305	205,829	1,656,243
Total expenses	908,765	1,748,431	4,249,753	1,339,644	10,253,711
Net investment income (loss)	(192,993)	908,048	(3,275,707)	(1,175,981)	(8,055,863)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,802,036	1,193,884	8,288,182	6,178,546	16,770,465
Realized gains (losses) on sale of investments	2,061,139	1,131,631	16,226,336	3,510,303	60,931,171
Net realized gains (losses)	6,863,175	2,325,515	24,514,518	9,688,849	77,701,636
Change in unrealized gains (losses) on investments	28,080,386	6,642,033	53,754,380	17,427,106	220,854,998
Net realized and change in unrealized gains (losses) on investments	34,943,561	8,967,548	78,268,898	27,115,955	298,556,634
Net increase (decrease) in net assets resulting from operations	$34,750,568	$9,875,596	$74,993,191	$25,939,974	$290,500,771

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Sub-Account	BHFTI AB Global Dynamic Allocation Sub-Account	BHFTI AB International Bond Sub-Account	BHFTI American Funds® Balanced Allocation Sub-Account	BHFTI American Funds® Growth Allocation Sub-Account
Investment Income:
Dividends	$4,966,047	$46,723,042	$65,525	$53,706,125	$28,257,017
Expenses:
Mortality and expense risk and other charges	4,695,002	30,130,969	33,310	39,733,770	23,789,906
Administrative charges	808,613	6,594,798	7,414	7,828,560	4,548,568
Total expenses	5,503,615	36,725,767	40,724	47,562,330	28,338,474
Net investment income (loss)	(537,568)	9,997,275	24,801	6,143,795	(81,457)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	9,853,603	162,256,382	22,125	178,110,144	136,514,418
Realized gains (losses) on sale of investments	6,633,559	41,262,411	(3,531)	15,299,401	9,188,597
Net realized gains (losses)	16,487,162	203,518,793	18,594	193,409,545	145,703,015
Change in unrealized gains (losses) on investments	27,359,130	(101,159,282)	141,248	220,532,515	122,072,381
Net realized and change in unrealized gains (losses) on investments	43,846,292	102,359,511	159,842	413,942,060	267,775,396
Net increase (decrease) in net assets resulting from operations	$43,308,724	$112,356,786	$184,643	$420,085,855	$267,693,939

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTI American Funds® Growth Sub-Account	BHFTI American Funds® Moderate Allocation Sub-Account	BHFTI AQR Global Risk Balanced Sub-Account	BHFTI BlackRock Global Tactical Strategies Sub-Account	BHFTI BlackRock High Yield Sub-Account
Investment Income:
Dividends	$8,142,084	$27,484,653	$44,289,745	$65,777,088	$17,425,402
Expenses:
Mortality and expense risk and other charges	12,120,629	18,278,185	21,723,317	47,710,720	3,991,027
Administrative charges	2,386,986	3,636,387	4,739,638	10,425,120	781,772
Total expenses	14,507,615	21,914,572	26,462,955	58,135,840	4,772,799
Net investment income (loss)	(6,365,531)	5,570,081	17,826,790	7,641,248	12,652,603
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	105,189,150	67,120,415	194,275,791	360,188,997	—
Realized gains (losses) on sale of investments	23,261,393	3,869,185	(43,871,631)	8,618,558	(2,553,427)
Net realized gains (losses)	128,450,543	70,989,600	150,404,160	368,807,555	(2,553,427)
Change in unrealized gains (losses) on investments	298,394,291	83,054,987	(146,310,863)	(276,500,408)	11,818,209
Net realized and change in unrealized gains (losses) on investments	426,844,834	154,044,587	4,093,297	92,307,147	9,264,782
Net increase (decrease) in net assets resulting from operations	$420,479,303	$159,614,668	$21,920,087	$99,948,395	$21,917,385

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Asset Allocation 100 Sub-Account	BHFTI Brighthouse Balanced Plus Sub-Account	BHFTI Brighthouse Small Cap Value Sub-Account	BHFTI Brighthouse/ Aberdeen Emerging Markets Equity Sub-Account	BHFTI Brighthouse/ Artisan International Sub-Account
Investment Income:
Dividends	$6,280,455	$176,798,787	$2,568,088	$6,920,553	$2,821
Expenses:
Mortality and expense risk and other charges	7,214,313	86,291,273	2,530,901	4,432,208	2,586
Administrative charges	1,338,842	18,833,245	463,769	862,177	672
Total expenses	8,553,155	105,124,518	2,994,670	5,294,385	3,258
Net investment income (loss)	(2,272,700)	71,674,269	(426,582)	1,626,168	(437)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	57,929,514	733,776,786	8,482,457	—	9,111
Realized gains (losses) on sale of investments	4,732,671	65,295,600	(1,060,559)	9,829,287	3,934
Net realized gains (losses)	62,662,185	799,072,386	7,421,898	9,829,287	13,045
Change in unrealized gains (losses) on investments	31,738,985	(80,126,443)	(6,019,245)	77,218,028	(2,435)
Net realized and change in unrealized gains (losses) on investments	94,401,170	718,945,943	1,402,653	87,047,315	10,610
Net increase (decrease) in net assets resulting from operations	$92,128,470	$790,620,212	$976,071	$88,673,483	$10,173

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account	BHFTI Brighthouse/ Franklin Low Duration Total Return Sub-Account	BHFTI Brighthouse/ Templeton International Bond Sub-Account	BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account	BHFTI Clarion Global Real Estate Sub-Account
Investment Income:
Dividends	$3,955,198	$4,630,492	$1,910,294	$150,431	$9,020,615
Expenses:
Mortality and expense risk and other charges	1,047,300	1,767,877	378,642	221,981	2,557,331
Administrative charges	210,225	340,433	75,440	38,769	504,395
Total expenses	1,257,525	2,108,310	454,082	260,750	3,061,726
Net investment income (loss)	2,697,673	2,522,182	1,456,212	(110,319)	5,958,889
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	1,000,801	4,205,931
Realized gains (losses) on sale of investments	(873,115)	(1,298,847)	(758,436)	410,844	(160,269)
Net realized gains (losses)	(873,115)	(1,298,847)	(758,436)	1,411,645	4,045,662
Change in unrealized gains (losses) on investments	(1,558,633)	(900,508)	(3,014,078)	1,737,916	(22,175,012)
Net realized and change in unrealized gains (losses) on investments	(2,431,748)	(2,199,355)	(3,772,514)	3,149,561	(18,129,350)
Net increase (decrease) in net assets resulting from operations	$265,925	$322,827	$(2,316,302)	$3,039,242	$(12,170,461)

The accompanying notes are an integral part of these financial statements.

	BHFTI Harris Oakmark International Sub-Account	BHFTI Invesco Balanced-Risk Allocation Sub-Account	BHFTI Invesco Comstock Sub-Account	BHFTI Invesco Global Equity Sub-Account	BHFTI Invesco Small Cap Growth Sub-Account
Investment Income:
Dividends	$16,274,674	$46,715,762	$12,898,527	$342,441	$19,204
Expenses:
Mortality and expense risk and other charges	6,281,685	9,612,613	6,930,341	609,788	4,367,561
Administrative charges	1,190,011	2,129,955	1,417,373	127,330	834,000
Total expenses	7,471,696	11,742,568	8,347,714	737,118	5,201,561
Net investment income (loss)	8,802,978	34,973,194	4,550,813	(394,677)	(5,182,357)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	13,645,148	45,138,119	37,420,441	129,814	22,418,256
Realized gains (losses) on sale of investments	(21,019,784)	(9,007,822)	313,041	2,370,257	215,124
Net realized gains (losses)	(7,374,636)	36,130,297	37,733,482	2,500,071	22,633,380
Change in unrealized gains (losses) on investments	27,127,257	(772,652)	(45,244,387)	10,025,100	148,198,608
Net realized and change in unrealized gains (losses) on investments	19,752,621	35,357,645	(7,510,905)	12,525,171	170,831,988
Net increase (decrease) in net assets resulting from operations	$28,555,599	$70,330,839	$(2,960,092)	$12,130,494	$165,649,631

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTI JPMorgan Core Bond Sub-Account	BHFTI JPMorgan Global Active Allocation Sub-Account	BHFTI JPMorgan Small Cap Value Sub-Account	BHFTI Loomis Sayles Global Allocation Sub-Account	BHFTI Loomis Sayles Growth Sub-Account
Investment Income:
Dividends	$11,171,511	$25,995,927	$253,312	$1,089,928	$2,421,194
Expenses:
Mortality and expense risk and other charges	4,427,516	12,625,620	275,507	2,059,231	5,224,515
Administrative charges	872,505	2,825,632	46,539	399,080	977,641
Total expenses	5,300,021	15,451,252	322,046	2,458,311	6,202,156
Net investment income (loss)	5,871,490	10,544,675	(68,734)	(1,368,383)	(3,780,962)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	29,802,474	—	10,358,745	140,607,479
Realized gains (losses) on sale of investments	869,755	8,399,417	(109,726)	3,179,091	17,907,937
Net realized gains (losses)	869,755	38,201,891	(109,726)	13,537,836	158,515,416
Change in unrealized gains (losses) on investments	13,491,604	67,929,615	1,755,784	8,431,926	(52,191,261)
Net realized and change in unrealized gains (losses) on investments	14,361,359	106,131,506	1,646,058	21,969,762	106,324,155
Net increase (decrease) in net assets resulting from operations	$20,232,849	$116,676,181	$1,577,324	$20,601,379	$102,543,193

The accompanying notes are an integral part of these financial statements.

	BHFTI MetLife Multi-Index Targeted Risk Sub-Account	BHFTI MFS® Research International Sub-Account	BHFTI Morgan Stanley Discovery Sub-Account	BHFTI PanAgora Global Diversified Risk Sub-Account	BHFTI PIMCO Inflation Protected Bond Sub-Account
Investment Income:
Dividends	$20,763,259	$5,132,208	$—	$4,523,134	$14,317,614
Expenses:
Mortality and expense risk and other charges	10,125,204	3,062,453	4,003,417	1,580,695	7,151,332
Administrative charges	2,310,809	552,246	787,240	345,659	1,347,348
Total expenses	12,436,013	3,614,699	4,790,657	1,926,354	8,498,680
Net investment income (loss)	8,327,246	1,517,509	(4,790,657)	2,596,780	5,818,934
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	82,050,670	7,891,925	53,380,076	9,187,615	—
Realized gains (losses) on sale of investments	4,544,747	2,238,373	75,768,018	645,751	(4,791,734)
Net realized gains (losses)	86,595,417	10,130,298	129,148,094	9,833,366	(4,791,734)
Change in unrealized gains (losses) on investments	(47,394,219)	14,375,561	189,944,393	1,750,617	48,170,770
Net realized and change in unrealized gains (losses) on investments	39,201,198	24,505,859	319,092,487	11,583,983	43,379,036
Net increase (decrease) in net assets resulting from operations	$47,528,444	$26,023,368	$314,301,830	$14,180,763	$49,197,970

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTI PIMCO Total Return Sub-Account	BHFTI Schroders Global Multi-Asset Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	BHFTI SSGA Growth and Income ETF Sub-Account	BHFTI SSGA Growth ETF Sub-Account
Investment Income:
Dividends	$48,249,413	$14,858,088	$33,560	$29,800,379	$9,531,797
Expenses:
Mortality and expense risk and other charges	17,501,378	9,614,101	15,184	13,928,037	5,091,811
Administrative charges	3,283,852	2,098,418	3,599	2,799,824	990,300
Total expenses	20,785,230	11,712,519	18,783	16,727,861	6,082,111
Net investment income (loss)	27,464,183	3,145,569	14,777	13,072,518	3,449,686
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	44,307,751	—	38,711,746	15,575,509
Realized gains (losses) on sale of investments	6,286,396	3,951,709	27,408	3,034,989	1,706,343
Net realized gains (losses)	6,286,396	48,259,460	27,408	41,746,735	17,281,852
Change in unrealized gains (losses) on investments	51,893,279	(48,800,591)	300,966	33,860,469	14,802,027
Net realized and change in unrealized gains (losses) on investments	58,179,675	(541,131)	328,374	75,607,204	32,083,879
Net increase (decrease) in net assets resulting from operations	$85,643,858	$2,604,438	$343,151	$88,679,722	$35,533,565

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Large Cap Value Sub-Account	BHFTI T. Rowe Price Mid Cap Growth Sub-Account	BHFTI TCW Core Fixed Income Sub-Account	BHFTI Victory Sycamore Mid Cap Value Sub-Account	BHFTI Wells Capital Management Mid Cap Value Sub-Account
Investment Income:
Dividends	$15,554,056	$149,235	$7,798	$2,923,703	$1,019,950
Expenses:
Mortality and expense risk and other charges	8,306,915	6,383,554	3,247	2,569,696	1,474,354
Administrative charges	1,246,633	1,233,743	706	500,848	276,914
Total expenses	9,553,548	7,617,297	3,953	3,070,544	1,751,268
Net investment income (loss)	6,000,508	(7,468,062)	3,845	(146,841)	(731,318)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	49,568,989	56,162,219	—	12,332,030	7,582,661
Realized gains (losses) on sale of investments	(4,062,422)	2,296,156	3,117	137,173	(2,340,290)
Net realized gains (losses)	45,506,567	58,458,375	3,117	12,469,203	5,242,371
Change in unrealized gains (losses) on investments	(37,991,247)	56,580,320	14,754	3,886,382	(2,646,410)
Net realized and change in unrealized gains (losses) on investments	7,515,320	115,038,695	17,871	16,355,585	2,595,961
Net increase (decrease) in net assets resulting from operations	$13,515,828	$107,570,633	$21,716	$16,208,744	$1,864,643

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTI Western Asset Management Government Income Sub-Account	BHFTII Baillie Gifford International Stock Sub-Account	BHFTII BlackRock Bond Income Sub-Account	BHFTII BlackRock Capital Appreciation Sub-Account	BHFTII BlackRock Ultra-Short Term Bond Sub-Account
Investment Income:
Dividends	$13,189,045	$4,065,694	$3,532,580	$—	$5,254,890
Expenses:
Mortality and expense risk and other charges	6,298,153	2,825,287	1,361,583	819,970	4,090,515
Administrative charges	1,381,112	550,357	239,555	153,928	780,852
Total expenses	7,679,265	3,375,644	1,601,138	973,898	4,871,367
Net investment income (loss)	5,509,780	690,050	1,931,442	(973,898)	383,523
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	13,557,311	—	8,300,070	—
Realized gains (losses) on sale of investments	3,513,075	10,152,067	284,507	1,159,147	378,354
Net realized gains (losses)	3,513,075	23,709,378	284,507	9,459,217	378,354
Change in unrealized gains (losses) on investments	23,067,476	29,249,305	4,641,377	15,721,844	(5,090,053)
Net realized and change in unrealized gains (losses) on investments	26,580,551	52,958,683	4,925,884	25,181,061	(4,711,699)
Net increase (decrease) in net assets resulting from operations	$32,090,331	$53,648,733	$6,857,326	$24,207,163	$(4,328,176)

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 20 Sub-Account	BHFTII Brighthouse Asset Allocation 40 Sub-Account	BHFTII Brighthouse Asset Allocation 60 Sub-Account	BHFTII Brighthouse Asset Allocation 80 Sub-Account	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account
Investment Income:
Dividends	$4,220,252	$79,269,977	$117,871,062	$89,475,305	$1,104,872
Expenses:
Mortality and expense risk and other charges	1,983,616	39,116,286	71,018,791	67,301,796	1,992,733
Administrative charges	380,920	7,402,775	13,464,603	12,396,400	344,053
Total expenses	2,364,536	46,519,061	84,483,394	79,698,196	2,336,786
Net investment income (loss)	1,855,716	32,750,916	33,387,668	9,777,109	(1,231,914)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,282,419	138,979,830	372,958,438	462,477,843	3,291,750
Realized gains (losses) on sale of investments	782,576	(25,452,071)	(56,422,788)	(55,854,868)	(1,773,511)
Net realized gains (losses)	4,064,995	113,527,759	316,535,650	406,622,975	1,518,239
Change in unrealized gains (losses) on investments	8,007,508	114,263,085	268,030,380	278,241,512	7,630,031
Net realized and change in unrealized gains (losses) on investments	12,072,503	227,790,844	584,566,030	684,864,487	9,148,270
Net increase (decrease) in net assets resulting from operations	$13,928,219	$260,541,760	$617,953,698	$694,641,596	$7,916,356

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTII Brighthouse/ Dimensional International Small Company Sub-Account	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account	BHFTII Frontier Mid Cap Growth Sub-Account	BHFTII Jennison Growth Sub-Account	BHFTII Loomis Sayles Small Cap Core Sub-Account
Investment Income:
Dividends	$1,435,351	$10,716,161	$—	$87,868	$—
Expenses:
Mortality and expense risk and other charges	765,074	9,113,349	941,718	8,024,931	180,445
Administrative charges	145,617	1,758,924	176,998	1,474,988	30,172
Total expenses	910,691	10,872,273	1,118,716	9,499,919	210,617
Net investment income (loss)	524,660	(156,112)	(1,118,716)	(9,412,051)	(210,617)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,297,674	77,635,679	8,853,030	67,653,269	1,105,574
Realized gains (losses) on sale of investments	(2,239,776)	7,731,041	678,778	33,822,688	(114,337)
Net realized gains (losses)	57,898	85,366,720	9,531,808	101,475,957	991,237
Change in unrealized gains (losses) on investments	4,378,257	(19,678,173)	11,594,314	177,254,507	633,883
Net realized and change in unrealized gains (losses) on investments	4,436,155	65,688,547	21,126,122	278,730,464	1,625,120
Net increase (decrease) in net assets resulting from operations	$4,960,815	$65,532,435	$20,007,406	$269,318,413	$1,414,503

The accompanying notes are an integral part of these financial statements.

	BHFTII Loomis Sayles Small Cap Growth Sub-Account	BHFTII MetLife Aggregate Bond Index Sub-Account	BHFTII MetLife Mid Cap Stock Index Sub-Account	BHFTII MetLife MSCI EAFE® Index Sub-Account	BHFTII MetLife Russell 2000® Index Sub-Account
Investment Income:
Dividends	$—	$9,151,609	$1,927,741	$3,320,162	$1,795,292
Expenses:
Mortality and expense risk and other charges	2,950	4,063,034	1,942,002	1,658,460	1,932,061
Administrative charges	650	827,642	305,668	292,146	346,387
Total expenses	3,600	4,890,676	2,247,670	1,950,606	2,278,448
Net investment income (loss)	(3,600)	4,260,933	(319,929)	1,369,556	(483,156)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	34,981	—	10,385,992	591,026	9,297,904
Realized gains (losses) on sale of investments	(1,542)	1,370,925	41,765	551,792	1,663,307
Net realized gains (losses)	33,439	1,370,925	10,427,757	1,142,818	10,961,211
Change in unrealized gains (losses) on investments	66,952	11,341,819	11,329,361	12,272,777	21,144,333
Net realized and change in unrealized gains (losses) on investments	100,391	12,712,744	21,757,118	13,415,595	32,105,544
Net increase (decrease) in net assets resulting from operations	$96,791	$16,973,677	$21,437,189	$14,785,151	$31,622,388

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTII MetLife Stock Index Sub-Account	BHFTII MFS® Total Return Sub-Account	BHFTII MFS® Value Sub-Account	BHFTII Neuberger Berman Genesis Sub-Account	BHFTII T. Rowe Price Large Cap Growth Sub-Account
Investment Income:
Dividends	$11,251,982	$776,412	$4,969,964	$18,676	$81,622
Expenses:
Mortality and expense risk and other charges	8,533,220	459,858	3,609,951	1,738,655	4,704,562
Administrative charges	1,448,175	66,213	664,538	296,013	898,046
Total expenses	9,981,395	526,071	4,274,489	2,034,668	5,602,608
Net investment income (loss)	1,270,587	250,341	695,475	(2,015,992)	(5,520,986)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	42,246,417	1,433,594	17,496,516	9,426,888	29,354,958
Realized gains (losses) on sale of investments	21,173,020	305,694	(78,869)	2,919,422	3,246,215
Net realized gains (losses)	63,419,437	1,739,288	17,417,647	12,346,310	32,601,173
Change in unrealized gains (losses) on investments	40,504,449	467,682	(8,000,607)	18,758,555	87,467,245
Net realized and change in unrealized gains (losses) on investments	103,923,886	2,206,970	9,417,040	31,104,865	120,068,418
Net increase (decrease) in net assets resulting from operations	$105,194,473	$2,457,311	$10,112,515	$29,088,873	$114,547,432

The accompanying notes are an integral part of these financial statements.

	BHFTII T. Rowe Price Small Cap Growth Sub-Account	BHFTII VanEck Global Natural Resources Sub-Account	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	BHFTII Western Asset Management U.S. Government Sub-Account	BlackRock Global Allocation V.I. Sub-Account
Investment Income:
Dividends	$12,815	$779,043	$52,883,728	$6,553,436	$311,861
Expenses:
Mortality and expense risk and other charges	176,208	814,274	10,744,763	2,807,684	215,512
Administrative charges	18,148	159,593	2,236,743	577,638	48,326
Total expenses	194,356	973,867	12,981,506	3,385,322	263,838
Net investment income (loss)	(181,541)	(194,824)	39,902,222	3,168,114	48,023
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,523,649	—	—	—	1,472,954
Realized gains (losses) on sale of investments	12,829	(6,688,004)	(148,652)	429,984	65,669
Net realized gains (losses)	1,536,478	(6,688,004)	(148,652)	429,984	1,538,623
Change in unrealized gains (losses) on investments	1,480,419	21,422,182	5,161,095	4,236,393	2,657,376
Net realized and change in unrealized gains (losses) on investments	3,016,897	14,734,178	5,012,443	4,666,377	4,195,999
Net increase (decrease) in net assets resulting from operations	$2,835,356	$14,539,354	$44,914,665	$7,834,491	$4,244,022

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	DWS I CROCI® International VIP Sub-Account	Federated Hermes High Income Bond Fund II Sub-Account	Federated Hermes Kaufman Fund II Sub-Account	Fidelity® VIP Asset Manager Sub-Account	Fidelity® VIP Contrafund Sub-Account
Investment Income:
Dividends	$322,589	$123	$—	$892,966	$1,050,465
Expenses:
Mortality and expense risk and other charges	124,891	28	1,215	811,360	7,364,107
Administrative charges	—	—	—	—	884,847
Total expenses	124,891	28	1,215	811,360	8,248,954
Net investment income (loss)	197,698	95	(1,215)	81,606	(7,198,489)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	7,783	785,687	3,211,501
Realized gains (losses) on sale of investments	(569,083)	(3)	380	62,850	31,426,071
Net realized gains (losses)	(569,083)	(3)	8,163	848,537	34,637,572
Change in unrealized gains (losses) on investments	374,017	—	14,532	6,709,432	126,422,939
Net realized and change in unrealized gains (losses) on investments	(195,066)	(3)	22,695	7,557,969	161,060,511
Net increase (decrease) in net assets resulting from operations	$2,632	$92	$21,480	$7,639,575	$153,862,022

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Equity-Income Sub-Account	Fidelity® VIP FundsManager 50% Sub-Account	Fidelity® VIP FundsManager 60% Sub-Account	Fidelity® VIP Government Money Market Sub-Account	Fidelity® VIP Growth Sub-Account
Investment Income:
Dividends	$66,368	$38,437,395	$21,556,483	$49,828	$157,241
Expenses:
Mortality and expense risk and other charges	51,460	67,951,170	40,736,731	213,623	2,842,906
Administrative charges	—	—	—	—	—
Total expenses	51,460	67,951,170	40,736,731	213,623	2,842,906
Net investment income (loss)	14,908	(29,513,775)	(19,180,248)	(163,795)	(2,685,665)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	173,213	74,864,848	51,366,375	—	19,955,590
Realized gains (losses) on sale of investments	(12,174)	18,791,912	787,467	—	9,620,699
Net realized gains (losses)	161,039	93,656,760	52,153,842	—	29,576,289
Change in unrealized gains (losses) on investments	(3,260)	314,484,952	217,739,077	3	49,605,542
Net realized and change in unrealized gains (losses) on investments	157,779	408,141,712	269,892,919	3	79,181,831
Net increase (decrease) in net assets resulting from operations	$172,687	$378,627,937	$250,712,671	$(163,792)	$76,496,166

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	Fidelity® VIP Index 500 Sub-Account	Fidelity® VIP Mid Cap Sub-Account	Fidelity® VIP Overseas Sub-Account	FTVIPT Franklin Income VIP Sub-Account	FTVIPT Franklin Mutual Shares VIP Sub-Account
Investment Income:
Dividends	$1,080,223	$1,378,792	$17,744	$11,695,419	$2,765,928
Expenses:
Mortality and expense risk and other charges	840,177	3,959,612	49,165	2,282,136	1,085,229
Administrative charges	—	848,972	—	493,600	234,706
Total expenses	840,177	4,808,584	49,165	2,775,736	1,319,935
Net investment income (loss)	240,046	(3,429,792)	(31,421)	8,919,683	1,445,993
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	209,612	—	17,762	165,661	3,845,389
Realized gains (losses) on sale of investments	3,708,723	2,813,681	96,934	(810,122)	(521,143)
Net realized gains (losses)	3,918,335	2,813,681	114,696	(644,461)	3,324,246
Change in unrealized gains (losses) on investments	5,714,145	62,287,844	497,204	(10,177,429)	(10,846,317)
Net realized and change in unrealized gains (losses) on investments	9,632,480	65,101,525	611,900	(10,821,890)	(7,522,071)
Net increase (decrease) in net assets resulting from operations	$9,872,526	$61,671,733	$580,479	$(1,902,207)	$(6,076,078)
The accompanying notes are an integral part of these financial statements.

	FTVIPT Franklin Small Cap Value VIP Sub-Account	FTVIPT Templeton Foreign VIP Sub-Account	FTVIPT Templeton Global Bond VIP Sub-Account	Invesco Oppenheimer V.I. Government Money Sub-Account	Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account
Investment Income:
Dividends	$1,544,098	$1,941,426	$14,088,408	$6	$334,141
Expenses:
Mortality and expense risk and other charges	1,138,284	889,856	1,912,079	38	1,014,261
Administrative charges	247,738	143,077	414,609	—	221,577
Total expenses	1,386,022	1,032,933	2,326,688	38	1,235,838
Net investment income (loss)	158,076	908,493	11,761,720	(32)	(901,697)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	6,567,454	—	—	—	1,335,767
Realized gains (losses) on sale of investments	(2,213,303)	(598,168)	(3,298,883)	—	2,380,689
Net realized gains (losses)	4,354,151	(598,168)	(3,298,883)	—	3,716,456
Change in unrealized gains (losses) on investments	1,725,038	(1,486,736)	(20,376,411)	3	15,021,745
Net realized and change in unrealized gains (losses) on investments	6,079,189	(2,084,904)	(23,675,294)	3	18,738,201
Net increase (decrease) in net assets resulting from operations	$6,237,265	$(1,176,411)	$(11,913,574)	$(29)	$17,836,504

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	Invesco Oppenheimer V.I. Main Street Sub-Account	Invesco V.I. American Franchise Sub-Account	Invesco V.I. Core Equity Sub-Account	Invesco V.I. Equity and Income Sub-Account	Invesco V.I. International Growth Sub-Account
Investment Income:
Dividends	$253	$3	$1,347	$12,142,172	$4,537,794
Expenses:
Mortality and expense risk and other charges	232	47	1,447	6,293,152	2,393,155
Administrative charges	—	—	—	1,305,862	525,908
Total expenses	232	47	1,447	7,599,014	2,919,063
Net investment income (loss)	21	(44)	(100)	4,543,158	1,618,731
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,668	261	23,231	25,100,975	4,946,174
Realized gains (losses) on sale of investments	34	15	2,274	3,208,675	5,887,124
Net realized gains (losses)	1,702	276	25,505	28,309,650	10,833,298
Change in unrealized gains (losses) on investments	372	995	(15,441)	10,762,941	12,955,099
Net realized and change in unrealized gains (losses) on investments	2,074	1,271	10,064	39,072,591	23,788,397
Net increase (decrease) in net assets resulting from operations	$2,095	$1,227	$9,964	$43,615,749	$25,407,128

The accompanying notes are an integral part of these financial statements.

	Ivy VIP Asset Strategy Sub-Account	LMPVET ClearBridge Variable Aggressive Growth Sub-Account	LMPVET ClearBridge Variable Appreciation Sub-Account	LMPVET ClearBridge Variable Dividend Strategy Sub-Account	LMPVET ClearBridge Variable Large Cap Growth Sub-Account
Investment Income:
Dividends	$3,917	$2,244,703	$4,231,540	$2,724,714	$436
Expenses:
Mortality and expense risk and other charges	2,170	3,442,253	4,833,642	2,425,996	37,289
Administrative charges	555	680,769	978,309	480,684	6,070
Total expenses	2,725	4,123,022	5,811,951	2,906,680	43,359
Net investment income (loss)	1,192	(1,878,319)	(1,580,411)	(181,966)	(42,923)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,383	27,755,487	13,157,790	1,876,008	98,367
Realized gains (losses) on sale of investments	(4,222)	8,513,546	19,496,013	6,547,685	162,424
Net realized gains (losses)	(839)	36,269,033	32,653,803	8,423,693	260,791
Change in unrealized gains (losses) on investments	13,593	11,024,733	21,144,208	4,735,197	404,928
Net realized and change in unrealized gains (losses) on investments	12,754	47,293,766	53,798,011	13,158,890	665,719
Net increase (decrease) in net assets resulting from operations	$13,946	$45,415,447	$52,217,600	$12,976,924	$622,796

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	LMPVET ClearBridge Variable Large Cap Value Sub-Account	LMPVET ClearBridge Variable Small Cap Growth Sub-Account	LMPVET QS Variable Conservative Growth Sub-Account	LMPVET QS Variable Growth Sub-Account	LMPVET QS Variable Moderate Growth Sub-Account
Investment Income:
Dividends	$96,812	$—	$649,348	$987,884	$9,447
Expenses:
Mortality and expense risk and other charges	99,228	1,559,382	354,177	728,926	7,660
Administrative charges	16,586	305,789	79,107	161,431	1,388
Total expenses	115,814	1,865,171	433,284	890,357	9,048
Net investment income (loss)	(19,002)	(1,865,171)	216,064	97,527	399
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	750,506	11,096,820	638,440	2,527,857	20,001
Realized gains (losses) on sale of investments	(5,221)	8,566,420	391,793	60,669	1,834
Net realized gains (losses)	745,285	19,663,240	1,030,233	2,588,526	21,835
Change in unrealized gains (losses) on investments	(555,261)	31,439,799	1,544,612	2,733,906	25,100
Net realized and change in unrealized gains (losses) on investments	190,024	51,103,039	2,574,845	5,322,432	46,935
Net increase (decrease) in net assets resulting from operations	$171,022	$49,237,868	$2,790,909	$5,419,959	$47,334

The accompanying notes are an integral part of these financial statements.

	LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	MFS® VIT Investors Trust Sub-Account	MFS® VIT New Discovery Sub-Account	MFS® VIT Research Sub-Account	Morgan Stanley VIF Global Infrastructure Sub-Account
Investment Income:
Dividends	$3,441,716	$22	$—	$174	$6,693
Expenses:
Mortality and expense risk and other charges	996,196	46	109	333	4,880
Administrative charges	195,234	—	—	—	1,182
Total expenses	1,191,430	46	109	333	6,062
Net investment income (loss)	2,250,286	(24)	(109)	(159)	631
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	103	742	958	7,330
Realized gains (losses) on sale of investments	(1,165,995)	16	263	73	(9,958)
Net realized gains (losses)	(1,165,995)	119	1,005	1,031	(2,628)
Change in unrealized gains (losses) on investments	3,606,575	329	2,374	2,703	(21,349)
Net realized and change in unrealized gains (losses) on investments	2,440,580	448	3,379	3,734	(23,977)
Net increase (decrease) in net assets resulting from operations	$4,690,866	$424	$3,270	$3,575	$(23,346)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)

For the year ended December 31, 2020

	Neuberger Berman Genesis Sub-Account	PIMCO VIT Commodity RealReturn® Strategy Sub-Account	PIMCO VIT Dynamic Bond Sub-Account	PIMCO VIT Emerging Markets Bond Sub-Account	Pioneer VCT Mid Cap Value Sub-Account
Investment Income:
Dividends	$—	$18,046	$8,658	$28,549	$484,596
Expenses:
Mortality and expense risk and other charges	57	2,860	5,250	6,967	574,657
Administrative charges	—	695	1,199	1,413	121,823
Total expenses	57	3,555	6,449	8,380	696,480
Net investment income (loss)	(57)	14,491	2,209	20,169	(211,884)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	298	—	3,645	2,801	1,648,189
Realized gains (losses) on sale of investments	18	(61,504)	4,146	(2,849)	(495,891)
Net realized gains (losses)	316	(61,504)	7,791	(48)	1,152,298
Change in unrealized gains (losses) on investments	1,286	15,638	(933)	8,652	(299,562)
Net realized and change in unrealized gains (losses) on investments	1,602	(45,866)	6,858	8,604	852,736
Net increase (decrease) in net assets resulting from operations	$1,545	$(31,375)	$9,067	$28,773	$640,852

The accompanying notes are an integral part of these financial statements.

	Pioneer VCT Real Estate Shares Sub-Account	T. Rowe Price Government Money Sub-Account	T. Rowe Price Growth Stock Sub-Account	T. Rowe Price International Stock Sub-Account	TAP 1919 Variable Socially Responsive Balanced Sub-Account
Investment Income:
Dividends	$3,480	$530	$—	$1,945	$2,654
Expenses:
Mortality and expense risk and other charges	3,081	1,623	77,035	4,048	3,567
Administrative charges	546	—	—	—	642
Total expenses	3,627	1,623	77,035	4,048	4,209
Net investment income (loss)	(147)	(1,093)	(77,035)	(2,103)	(1,555)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	56,600	—	342,347	5,835	22,215
Realized gains (losses) on sale of investments	(7,139)	—	708,210	22,455	2,300
Net realized gains (losses)	49,461	—	1,050,557	28,290	24,515
Change in unrealized gains (losses) on investments	(65,058)	—	1,726,113	36,922	30,451
Net realized and change in unrealized gains (losses) on investments	(15,597)	—	2,776,670	65,212	54,966
Net increase (decrease) in net assets resulting from operations	$(15,744)	$(1,093)	$2,699,635	$63,109	$53,411

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2020 and 2019

	Alger Small Cap Growth Sub-Account		American Funds® Bond Sub-Account		American Funds® Global Growth Sub-Account		American Funds® Global Small Capitalization Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(192,993)	$(781,104)	$908,048	$1,461,469	$(3,275,707)	$(1,097,887)	$(1,175,981)	$(1,252,281)
Net realized gains (losses)	6,863,175	3,737,212	2,325,515	297,772	24,514,518	26,000,642	9,688,849	9,422,352
Change in unrealized gains (losses) on investments	28,080,386	10,453,396	6,642,033	7,675,646	53,754,380	56,892,670	17,427,106	18,336,160
Net increase (decrease) in net assets resulting from operations	34,750,568	13,409,504	9,875,596	9,434,887	74,993,191	81,795,425	25,939,974	26,506,231
Contract Transactions:
Purchase payments received from contract owners	594,582	599,159	10,532,860	8,256,873	7,622,292	6,149,571	1,692,313	1,755,363
Net transfers (including fixed account)	(2,932,905)	(869,004)	4,251,545	2,358,631	(20,975,236)	(7,948,917)	(5,697,504)	(2,747,195)
Contract charges	(5,077)	(5,300)	(1,506,828)	(1,479,855)	(3,268,146)	(3,291,212)	(942,542)	(1,030,101)
Transfers for contract benefits and terminations	(4,676,417)	(4,359,732)	(13,818,025)	(17,442,783)	(29,809,371)	(35,512,146)	(10,322,988)	(13,236,268)
Net increase (decrease) in net assets resulting from contract transactions	(7,019,817)	(4,634,877)	(540,448)	(8,307,134)	(46,430,461)	(40,602,704)	(15,270,721)	(15,258,201)
Net increase (decrease) in net assets	27,730,751	8,774,627	9,335,148	1,127,753	28,562,730	41,192,721	10,669,253	11,248,030
Net Assets:
Beginning of year	57,974,899	49,200,272	125,217,632	124,089,879	300,888,587	259,695,866	105,538,846	94,290,816
End of year	$85,705,650	$57,974,899	$134,552,780	$125,217,632	$329,451,317	$300,888,587	$116,208,099	$105,538,846

(a) For the period April 29, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth Sub-Account		American Funds® Growth-Income Sub-Account		BHFTI AB Global Dynamic Allocation Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(8,055,863)	$(4,965,829)	$(537,568)	$561,862	$9,997,275	$58,782,343
Net realized gains (losses)	77,701,636	95,913,393	16,487,162	47,138,301	203,518,793	110,311,801
Change in unrealized gains (losses) on investments	220,854,998	80,734,145	27,359,130	33,565,894	(101,159,282)	260,864,540
Net increase (decrease) in net assets resulting from operations	290,500,771	171,681,709	43,308,724	81,266,057	112,356,786	429,958,684
Contract Transactions:
Purchase payments received from contract owners	1,652,859	1,117,892	15,267,736	14,250,738	11,762,708	8,717,754
Net transfers (including fixed account)	(96,534,950)	(20,652,583)	(856,020)	(3,911,379)	(51,719,852)	(33,712,676)
Contract charges	(7,572,354)	(7,490,965)	(3,820,489)	(3,964,673)	(48,653,500)	(50,463,984)
Transfers for contract benefits and terminations	(77,983,434)	(86,439,623)	(34,411,994)	(43,887,787)	(181,317,936)	(220,750,703)
Net increase (decrease) in net assets resulting from contract transactions	(180,437,879)	(113,465,279)	(23,820,767)	(37,513,101)	(269,928,580)	(296,209,609)
Net increase (decrease) in net assets	110,062,892	58,216,430	19,487,957	43,752,956	(157,571,794)	133,749,075
Net Assets:
Beginning of year	697,847,684	639,631,254	392,698,921	348,945,965	2,854,590,240	2,720,841,165
End of year	$807,910,576	$697,847,684	$412,186,878	$392,698,921	$2,697,018,446	$2,854,590,240

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2020 and 2019

	BHFTI AB International Bond Sub-Account		BHFTI American Funds® Balanced Allocation Sub-Account		BHFTI American Funds® Growth Allocation Sub-Account		BHFTI American Funds® Growth Sub-Account
	2020	2019 (a)	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$24,801	$(5,049)	$6,143,795	$8,815,363	$(81,457)	$2,343,774	$(6,365,531)	$(8,549,960)
Net realized gains (losses)	18,594	296	193,409,545	243,046,837	145,703,015	170,328,703	128,450,543	121,675,272
Change in unrealized gains (losses) on investments	141,248	14,137	220,532,515	258,451,071	122,072,381	185,588,681	298,394,291	87,139,968
Net increase (decrease) in net assets resulting from operations	184,643	9,384	420,085,855	510,313,271	267,693,939	358,261,158	420,479,303	200,265,280
Contract Transactions:
Purchase payments received from contract owners	2,356,328	1,411,541	81,399,477	73,021,537	42,746,798	32,135,311	108,102,700	74,725,927
Net transfers (including fixed account)	1,047,574	134,361	(13,750,530)	29,098,484	(762,052)	1,437,065	(110,856,840)	(3,156,620)
Contract charges	(24,835)	(74)	(42,272,276)	(42,178,470)	(23,588,114)	(23,516,506)	(10,867,095)	(9,441,069)
Transfers for contract benefits and terminations	(56,113)	(6,398)	(214,750,135)	(285,562,453)	(122,439,317)	(154,865,870)	(70,062,041)	(66,856,794)
Net increase (decrease) in net assets resulting from contract transactions	3,322,954	1,539,430	(189,373,464)	(225,620,902)	(104,042,685)	(144,810,000)	(83,683,276)	(4,728,556)
Net increase (decrease) in net assets	3,507,597	1,548,814	230,712,391	284,692,369	163,651,254	213,451,158	336,796,027	195,536,724
Net Assets:
Beginning of year	1,548,814	—	3,247,960,104	2,963,267,735	1,920,984,751	1,707,533,593	896,578,462	701,041,738
End of year	$5,056,411	$1,548,814	$3,478,672,495	$3,247,960,104	$2,084,636,005	$1,920,984,751	$1,233,374,489	$896,578,462

(a) For the period April 29, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Moderate Allocation Sub-Account		BHFTI AQR Global Risk Balanced Sub-Account		BHFTI BlackRock Global Tactical Strategies Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$5,570,081	$6,897,873	$17,826,790	$32,248,746	$7,641,248	$(54,184,311)
Net realized gains (losses)	70,989,600	86,539,313	150,404,160	(43,868,698)	368,807,555	23,983,940
Change in unrealized gains (losses) on investments	83,054,987	102,704,109	(146,310,863)	357,199,846	(276,500,408)	812,711,294
Net increase (decrease) in net assets resulting from operations	159,614,668	196,141,295	21,920,087	345,579,894	99,948,395	782,510,923
Contract Transactions:
Purchase payments received from contract owners	51,251,635	39,369,793	6,536,699	5,515,094	14,862,976	15,886,849
Net transfers (including fixed account)	3,605,103	5,126,546	(15,863,605)	(37,486,145)	(56,559,928)	(42,430,476)
Contract charges	(20,659,716)	(20,567,156)	(36,683,951)	(38,925,300)	(76,544,301)	(80,089,212)
Transfers for contract benefits and terminations	(112,050,761)	(126,734,697)	(133,604,857)	(171,565,658)	(300,451,559)	(363,062,821)
Net increase (decrease) in net assets resulting from contract transactions	(77,853,739)	(102,805,514)	(179,615,714)	(242,462,009)	(418,692,812)	(469,695,660)
Net increase (decrease) in net assets	81,760,929	93,335,781	(157,695,627)	103,117,885	(318,744,417)	312,815,263
Net Assets:
Beginning of year	1,496,155,462	1,402,819,681	2,073,668,948	1,970,551,063	4,609,258,546	4,296,443,283
End of year	$1,577,916,391	$1,496,155,462	$1,915,973,321	$2,073,668,948	$4,290,514,129	$4,609,258,546

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2020 and 2019

	BHFTI BlackRock High Yield Sub-Account		BHFTI Brighthouse Asset Allocation 100 Sub-Account		BHFTI Brighthouse Balanced Plus Sub-Account		BHFTI Brighthouse Small Cap Value Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$12,652,603	$11,830,538	$(2,272,700)	$(450,429)	$71,674,269	$47,694,050	$(426,582)	$(1,499,575)
Net realized gains (losses)	(2,553,427)	(698,917)	62,662,185	64,417,949	799,072,386	53,321,209	7,421,898	19,451,879
Change in unrealized gains (losses) on investments	11,818,209	20,858,394	31,738,985	57,930,299	(80,126,443)	1,366,475,059	(6,019,245)	32,185,432
Net increase (decrease) in net assets resulting from operations	21,917,385	31,990,015	92,128,470	121,897,819	790,620,212	1,467,490,318	976,071	50,137,736
Contract Transactions:
Purchase payments received from contract owners	72,824,230	56,193,906	11,588,825	9,302,339	59,758,349	37,261,825	3,370,763	3,767,339
Net transfers (including fixed account)	19,420,050	23,153,283	(11,334,013)	(9,952,960)	15,841,256	85,358,804	12,240,440	(197,637)
Contract charges	(3,628,693)	(3,064,615)	(4,795,383)	(4,829,353)	(125,432,384)	(124,420,860)	(1,618,073)	(1,806,787)
Transfers for contract benefits and terminations	(19,907,499)	(22,292,807)	(37,529,894)	(40,397,256)	(561,443,225)	(617,107,937)	(14,525,828)	(20,813,789)
Net increase (decrease) in net assets resulting from contract transactions	68,708,088	53,989,767	(42,070,465)	(45,877,230)	(611,276,004)	(618,908,168)	(532,698)	(19,050,874)
Net increase (decrease) in net assets	90,625,473	85,979,782	50,058,005	76,020,589	179,344,208	848,582,150	443,373	31,086,862
Net Assets:
Beginning of year	309,535,208	223,555,426	570,646,937	494,626,348	7,769,299,827	6,920,717,677	223,578,730	192,491,868
End of year	$400,160,681	$309,535,208	$620,704,942	$570,646,937	$7,948,644,035	$7,769,299,827	$224,022,103	$223,578,730

(a) For the period April 29, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/Aberdeen Emerging Markets Equity Sub-Account		BHFTI Brighthouse/ Artisan International Sub-Account		BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,626,168	$489,105	$(437)	$206	$2,697,673	$2,522,664
Net realized gains (losses)	9,829,287	3,369,362	13,045	7,053	(873,115)	(121,735)
Change in unrealized gains (losses) on investments	77,218,028	59,154,673	(2,435)	71,865	(1,558,633)	1,814,322
Net increase (decrease) in net assets resulting from operations	88,673,483	63,013,140	10,173	79,124	265,925	4,215,251
Contract Transactions:
Purchase payments received from contract owners	3,911,736	3,842,614	200	320	6,852,830	12,856,516
Net transfers (including fixed account)	(19,385,319)	(10,988,477)	30,025	(16,855)	1,317,434	3,881,858
Contract charges	(4,419,406)	(4,650,836)	(412)	(457)	(932,718)	(824,561)
Transfers for contract benefits and terminations	(27,072,153)	(31,486,776)	(45,232)	(23,391)	(6,146,923)	(7,456,791)
Net increase (decrease) in net assets resulting from contract transactions	(46,965,142)	(43,283,475)	(15,419)	(40,383)	1,090,623	8,457,022
Net increase (decrease) in net assets	41,708,341	19,729,665	(5,246)	38,741	1,356,548	12,672,273
Net Assets:
Beginning of year	371,895,857	352,166,192	331,019	292,278	87,577,609	74,905,336
End of year	$413,604,198	$371,895,857	$325,773	$331,019	$88,934,157	$87,577,609

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2020 and 2019

	BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account		BHFTI Brighthouse/Templeton International Bond Sub-Account		BHFTI Brighthouse/Wellington Large Cap Research Sub-Account		BHFTI Clarion Global Real Estate Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,522,182	$2,576,609	$1,456,212	$2,142,331	$(110,319)	$(103,938)	$5,958,889	$3,645,890
Net realized gains (losses)	(1,298,847)	(452,919)	(758,436)	(263,370)	1,411,645	2,168,450	4,045,662	2,358,814
Change in unrealized gains (losses) on investments	(900,508)	2,053,757	(3,014,078)	(1,953,103)	1,737,916	1,849,415	(22,175,012)	41,816,286
Net increase (decrease) in net assets resulting from operations	322,827	4,177,447	(2,316,302)	(74,142)	3,039,242	3,913,927	(12,170,461)	47,820,990
Contract Transactions:
Purchase payments received from contract owners	4,081,025	3,166,891	116,226	104,849	8,908	32,571	2,525,868	3,077,401
Net transfers (including fixed account)	10,824,071	13,582,396	4,251,630	2,715,649	(142,279)	(301,984)	20,256,284	(10,095,622)
Contract charges	(1,848,497)	(1,847,333)	(466,405)	(483,329)	(202,614)	(196,966)	(2,260,338)	(2,662,301)
Transfers for contract benefits and terminations	(15,638,404)	(14,530,497)	(1,890,848)	(2,775,450)	(828,664)	(1,070,134)	(18,096,130)	(26,021,556)
Net increase (decrease) in net assets resulting from contract transactions	(2,581,805)	371,457	2,010,603	(438,281)	(1,164,649)	(1,536,513)	2,425,684	(35,702,078)
Net increase (decrease) in net assets	(2,258,978)	4,548,904	(305,699)	(512,423)	1,874,593	2,377,414	(9,744,777)	12,118,912
Net Assets:
Beginning of year	142,348,646	137,799,742	31,904,131	32,416,554	16,100,585	13,723,171	231,318,465	219,199,553
End of year	$140,089,668	$142,348,646	$31,598,432	$31,904,131	$17,975,178	$16,100,585	$221,573,688	$231,318,465

(a) For the period April 29, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.

	BHFTI Harris Oakmark International Sub-Account		BHFTI Invesco Balanced-Risk Allocation Sub-Account		BHFTI Invesco Comstock Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,802,978	$3,525,809	$34,973,194	$(12,716,951)	$4,550,813	$4,351,946
Net realized gains (losses)	(7,374,636)	37,115,741	36,130,297	(6,034,292)	37,733,482	85,950,268
Change in unrealized gains (losses) on investments	27,127,257	71,856,958	(772,652)	137,692,596	(45,244,387)	43,190,352
Net increase (decrease) in net assets resulting from operations	28,555,599	112,498,508	70,330,839	118,941,353	(2,960,092)	133,492,566
Contract Transactions:
Purchase payments received from contract owners	9,811,115	10,467,749	9,643,577	7,724,118	11,897,241	15,616,958
Net transfers (including fixed account)	(9,476,317)	(5,859,790)	(15,993,511)	(7,875,899)	50,450,005	9,330,111
Contract charges	(5,388,027)	(6,110,532)	(15,592,750)	(16,310,573)	(6,702,719)	(7,585,121)
Transfers for contract benefits and terminations	(33,724,514)	(45,336,669)	(64,932,323)	(71,439,632)	(55,000,265)	(76,014,460)
Net increase (decrease) in net assets resulting from contract transactions	(38,777,743)	(46,839,242)	(86,875,007)	(87,901,986)	644,262	(58,652,512)
Net increase (decrease) in net assets	(10,222,144)	65,659,266	(16,544,168)	31,039,367	(2,315,830)	74,840,054
Net Assets:
Beginning of year	572,263,373	506,604,107	926,602,213	895,562,846	669,146,877	594,306,823
End of year	$562,041,229	$572,263,373	$910,058,045	$926,602,213	$666,831,047	$669,146,877

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2020 and 2019

	BHFTI Invesco Global Equity Sub-Account		BHFTI Invesco Small Cap Growth Sub-Account		BHFTI JPMorgan Core Bond Sub-Account		BHFTI JPMorgan Global Active Allocation Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(394,677)	$(347,790)	$(5,182,357)	$(4,833,171)	$5,871,490	$9,416,790	$10,544,675	$16,171,542
Net realized gains (losses)	2,500,071	8,525,105	22,633,380	51,599,513	869,755	(560,477)	38,201,891	5,468,222
Change in unrealized gains (losses) on investments	10,025,100	5,917,554	148,198,608	15,487,989	13,491,604	11,447,422	67,929,615	145,551,085
Net increase (decrease) in net assets resulting from operations	12,130,494	14,094,869	165,649,631	62,254,331	20,232,849	20,303,735	116,676,181	167,190,849
Contract Transactions:
Purchase payments received from contract owners	56,139	29,492	23,262,518	16,835,117	29,957,669	13,571,174	14,057,689	11,815,717
Net transfers (including fixed account)	(3,919,251)	(704,409)	(42,249,055)	3,763,285	36,397,103	18,018,893	(12,338,087)	(17,693,622)
Contract charges	(443,601)	(481,149)	(3,483,389)	(3,258,166)	(4,596,913)	(4,311,313)	(19,466,798)	(19,780,240)
Transfers for contract benefits and terminations	(5,699,302)	(7,265,968)	(27,693,385)	(28,067,126)	(27,371,417)	(27,374,015)	(79,519,561)	(86,078,278)
Net increase (decrease) in net assets resulting from contract transactions	(10,006,015)	(8,422,034)	(50,163,311)	(10,726,890)	34,386,442	(95,261)	(97,266,757)	(111,736,423)
Net increase (decrease) in net assets	2,124,479	5,672,835	115,486,320	51,527,441	54,619,291	20,208,474	19,409,424	55,454,426
Net Assets:
Beginning of year	55,615,823	49,942,988	328,897,224	277,369,783	333,208,483	313,000,009	1,190,492,743	1,135,038,317
End of year	$57,740,302	$55,615,823	$444,383,544	$328,897,224	$387,827,774	$333,208,483	$1,209,902,167	$1,190,492,743

(a) For the period April 29, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.

	BHFTI JPMorgan Small Cap Value Sub-Account		BHFTI Loomis Sayles Global Allocation Sub-Account		BHFTI Loomis Sayles Growth Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(68,734)	$(79,202)	$(1,368,383)	$(88,095)	$(3,780,962)	$(3,057,891)
Net realized gains (losses)	(109,726)	2,109,972	13,537,836	17,318,740	158,515,416	70,663,471
Change in unrealized gains (losses) on investments	1,755,784	1,237,629	8,431,926	17,143,175	(52,191,261)	8,944,410
Net increase (decrease) in net assets resulting from operations	1,577,324	3,268,399	20,601,379	34,373,820	102,543,193	76,549,990
Contract Transactions:
Purchase payments received from contract owners	45,324	57,542	10,454,957	5,936,700	4,765,190	5,519,690
Net transfers (including fixed account)	2,838,032	990,016	316,361	(630,169)	(50,174,070)	(5,193,314)
Contract charges	(225,443)	(255,224)	(1,767,694)	(1,729,948)	(4,327,131)	(4,334,159)
Transfers for contract benefits and terminations	(1,154,518)	(1,562,329)	(10,686,737)	(13,222,288)	(34,177,722)	(39,516,770)
Net increase (decrease) in net assets resulting from contract transactions	1,503,395	(769,995)	(1,683,113)	(9,645,705)	(83,913,733)	(43,524,553)
Net increase (decrease) in net assets	3,080,719	2,498,404	18,918,266	24,728,115	18,629,460	33,025,437
Net Assets:
Beginning of year	21,252,730	18,754,326	162,833,245	138,105,130	400,838,028	367,812,591
End of year	$24,333,449	$21,252,730	$181,751,511	$162,833,245	$419,467,488	$400,838,028

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2020 and 2019

	BHFTI MetLife Multi-Index Targeted Risk Sub-Account		BHFTI MFS® Research International Sub-Account		BHFTI Morgan Stanley Discovery Sub-Account		BHFTI PanAgora Global Diversified Risk Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,327,246	$7,978,683	$1,517,509	$(524,133)	$(4,790,657)	$(3,761,155)	$2,596,780	$2,499,544
Net realized gains (losses)	86,595,417	5,398,377	10,130,298	13,732,311	129,148,094	71,732,273	9,833,366	692,530
Change in unrealized gains (losses) on investments	(47,394,219)	159,635,566	14,375,561	41,889,030	189,944,393	15,540,051	1,750,617	20,513,707
Net increase (decrease) in net assets resulting from operations	47,528,444	173,012,626	26,023,368	55,097,208	314,301,830	83,511,169	14,180,763	23,705,781
Contract Transactions:
Purchase payments received from contract owners	11,717,868	10,071,025	6,172,051	3,986,101	11,356,894	8,049,269	5,149,838	2,541,221
Net transfers (including fixed account)	10,836,128	12,669,983	(776,227)	(2,087,604)	(112,255,586)	(24,778,029)	2,675,916	9,188,670
Contract charges	(15,960,926)	(15,923,753)	(2,197,318)	(2,304,149)	(4,054,439)	(3,352,540)	(2,332,622)	(2,244,207)
Transfers for contract benefits and terminations	(62,509,253)	(63,669,973)	(18,807,857)	(24,457,777)	(35,750,292)	(28,240,530)	(7,383,614)	(8,599,018)
Net increase (decrease) in net assets resulting from contract transactions	(55,916,183)	(56,852,718)	(15,609,351)	(24,863,429)	(140,703,423)	(48,321,830)	(1,890,482)	886,666
Net increase (decrease) in net assets	(8,387,739)	116,159,908	10,414,017	30,233,779	173,598,407	35,189,339	12,290,281	24,592,447
Net Assets:
Beginning of year	994,447,972	878,288,064	247,942,953	217,709,174	257,885,194	222,695,855	141,728,174	117,135,727
End of year	$986,060,233	$994,447,972	$258,356,970	$247,942,953	$431,483,601	$257,885,194	$154,018,455	$141,728,174

(a) For the period April 29, 2019 to December 31, 2019.
The accompanying notes are an integral part of these financial statements.

	BHFTI PIMCO Inflation Protected Bond Sub-Account		BHFTI PIMCO Total Return Sub-Account		BHFTI Schroders Global Multi-Asset Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$5,818,934	$10,086,240	$27,464,183	$17,872,682	$3,145,569	$696,462
Net realized gains (losses)	(4,791,734)	(6,108,924)	6,286,396	(1,950,525)	48,259,460	5,021,115
Change in unrealized gains (losses) on investments	48,170,770	31,705,123	51,893,279	72,057,828	(48,800,591)	157,783,224
Net increase (decrease) in net assets resulting from operations	49,197,970	35,682,439	85,643,858	87,979,985	2,604,438	163,500,801
Contract Transactions:
Purchase payments received from contract owners	7,827,397	7,202,977	40,003,924	24,475,872	8,839,639	4,702,752
Net transfers (including fixed account)	10,103,178	7,085,632	87,970,333	11,588,625	(12,810,341)	(31,282,137)
Contract charges	(7,327,949)	(7,369,085)	(17,232,322)	(17,124,515)	(14,400,730)	(15,269,294)
Transfers for contract benefits and terminations	(42,938,759)	(50,423,950)	(100,879,675)	(113,500,903)	(59,485,083)	(67,616,803)
Net increase (decrease) in net assets resulting from contract transactions	(32,336,133)	(43,504,426)	9,862,260	(94,560,921)	(77,856,515)	(109,465,482)
Net increase (decrease) in net assets	16,861,837	(7,821,987)	95,506,118	(6,580,936)	(75,252,077)	54,035,319
Net Assets:
Beginning of year	550,130,631	557,952,618	1,325,242,938	1,331,823,874	921,743,626	867,708,307
End of year	$566,992,468	$550,130,631	$1,420,749,056	$1,325,242,938	$846,491,549	$921,743,626

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2020 and 2019

	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account		BHFTI SSGA Growth and Income ETF Sub-Account		BHFTI SSGA Growth ETF Sub-Account		BHFTI T. Rowe Price Large Cap Value Sub-Account
	2020	2019 (a)	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$14,777	$(2,420)	$13,072,518	$9,782,306	$3,449,686	$1,741,977	$6,000,508	$4,375,171
Net realized gains (losses)	27,408	136	41,746,735	64,075,683	17,281,852	30,296,962	45,506,567	84,505,088
Change in unrealized gains (losses) on investments	300,966	66,705	33,860,469	117,960,827	14,802,027	45,484,805	(37,991,247)	63,479,038
Net increase (decrease) in net assets resulting from operations	343,151	64,421	88,679,722	191,818,816	35,533,565	77,523,744	13,515,828	152,359,297
Contract Transactions:
Purchase payments received from contract owners	944,278	638,345	24,143,427	15,551,863	5,012,342	4,338,359	23,503,757	21,425,566
Net transfers (including fixed account)	49,102	169,566	(18,931,797)	(4,518,577)	(4,644,959)	(6,164,289)	19,643,865	(4,693,302)
Contract charges	(9,069)	(194)	(16,183,540)	(16,523,705)	(5,404,932)	(5,480,945)	(4,442,605)	(4,755,973)
Transfers for contract benefits and terminations	(16,923)	(813)	(73,697,096)	(95,612,954)	(25,772,462)	(32,041,466)	(51,525,926)	(69,661,865)
Net increase (decrease) in net assets resulting from contract transactions	967,388	806,904	(84,669,006)	(101,103,373)	(30,810,011)	(39,348,341)	(12,820,909)	(57,685,574)
Net increase (decrease) in net assets	1,310,539	871,325	4,010,716	90,715,443	4,723,554	38,175,403	694,919	94,673,723
Net Assets:
Beginning of year	871,325	—	1,205,892,186	1,115,176,743	431,106,427	392,931,024	730,034,657	635,360,934
End of year	$2,181,864	$871,325	$1,209,902,902	$1,205,892,186	$435,829,981	$431,106,427	$730,729,576	$730,034,657

(a) For the period April 29, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Mid Cap Growth Sub-Account		BHFTI TCW Core Fixed Income Sub-Account		BHFTI Victory Sycamore Mid Cap Value Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(7,468,062)	$(7,385,840)	$3,845	$6,628	$(146,841)	$(943,102)
Net realized gains (losses)	58,458,375	89,238,257	3,117	1,912	12,469,203	8,355,870
Change in unrealized gains (losses) on investments	56,580,320	38,200,995	14,754	13,686	3,886,382	44,978,552
Net increase (decrease) in net assets resulting from operations	107,570,633	120,053,412	21,716	22,226	16,208,744	52,391,320
Contract Transactions:
Purchase payments received from contract owners	31,185,586	23,396,515	2,796	450	4,353,474	4,052,455
Net transfers (including fixed account)	(26,688,481)	(17,060,466)	72,967	14,930	7,728,035	(6,629,169)
Contract charges	(4,997,356)	(4,953,782)	(209)	(227)	(2,626,030)	(2,906,242)
Transfers for contract benefits and terminations	(36,215,797)	(44,532,130)	(27,128)	(64,938)	(17,156,633)	(21,649,949)
Net increase (decrease) in net assets resulting from contract transactions	(36,716,048)	(43,149,863)	48,426	(49,785)	(7,701,154)	(27,132,905)
Net increase (decrease) in net assets	70,854,585	76,903,549	70,142	(27,559)	8,507,590	25,258,415
Net Assets:
Beginning of year	502,499,480	425,595,931	278,387	305,946	226,484,316	201,225,901
End of year	$573,354,065	$502,499,480	$348,529	$278,387	$234,991,906	$226,484,316

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2020 and 2019

	BHFTI Wells Capital Management Mid Cap Value Sub-Account		BHFTI Western Asset Management Government Income Sub-Account		BHFTII Baillie Gifford International Stock Sub-Account		BHFTII BlackRock Bond Income Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(731,318)	$(1,146,923)	$5,509,780	$7,136,503	$690,050	$(977,431)	$1,931,442	$1,707,970
Net realized gains (losses)	5,242,371	1,888,121	3,513,075	(914,407)	23,709,378	19,975,618	284,507	(36,631)
Change in unrealized gains (losses) on investments	(2,646,410)	34,508,984	23,067,476	24,111,233	29,249,305	37,596,240	4,641,377	4,591,607
Net increase (decrease) in net assets resulting from operations	1,864,643	35,250,182	32,090,331	30,333,329	53,648,733	56,594,427	6,857,326	6,262,946
Contract Transactions:
Purchase payments received from contract owners	1,864,798	1,380,233	10,830,355	5,356,871	3,985,184	2,250,886	24,075,816	16,577,328
Net transfers (including fixed account)	(401,537)	(6,227,505)	81,277,000	28,553,867	(10,436,813)	(10,427,268)	14,701,532	6,003,098
Contract charges	(1,066,910)	(1,203,688)	(10,805,844)	(10,087,991)	(2,827,630)	(2,844,574)	(1,192,374)	(940,842)
Transfers for contract benefits and terminations	(8,610,510)	(11,509,862)	(59,715,355)	(62,894,926)	(15,552,773)	(18,098,711)	(7,921,304)	(7,736,651)
Net increase (decrease) in net assets resulting from contract transactions	(8,214,159)	(17,560,822)	21,586,156	(39,072,179)	(24,832,032)	(29,119,667)	29,663,670	13,902,933
Net increase (decrease) in net assets	(6,349,516)	17,689,360	53,676,487	(8,738,850)	28,816,701	27,474,760	36,520,996	20,165,879
Net Assets:
Beginning of year	129,231,837	111,542,477	505,216,508	513,955,358	223,852,473	196,377,713	94,609,213	74,443,334
End of year	$122,882,321	$129,231,837	$558,892,995	$505,216,508	$252,669,174	$223,852,473	$131,130,209	$94,609,213

(a) For the period April 29, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Capital Appreciation Sub-Account		BHFTII BlackRock Ultra-Short Term Bond Sub-Account		BHFTII Brighthouse Asset Allocation 20 Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(973,898)	$(523,529)	$383,523	$(96,428)	$1,855,716	$658,831
Net realized gains (losses)	9,459,217	6,720,357	378,354	971,434	4,064,995	2,192,089
Change in unrealized gains (losses) on investments	15,721,844	3,385,703	(5,090,053)	19,271	8,007,508	8,207,052
Net increase (decrease) in net assets resulting from operations	24,207,163	9,582,531	(4,328,176)	894,277	13,928,219	11,057,972
Contract Transactions:
Purchase payments received from contract owners	22,600,025	18,435,997	22,058,170	14,838,120	3,714,804	3,272,294
Net transfers (including fixed account)	(1,573,369)	1,826,055	102,824,675	38,331,370	42,326,595	23,987,700
Contract charges	(609,369)	(305,726)	(4,531,572)	(3,733,811)	(1,854,278)	(1,439,526)
Transfers for contract benefits and terminations	(4,064,308)	(3,348,693)	(64,027,417)	(59,534,175)	(15,494,179)	(12,667,475)
Net increase (decrease) in net assets resulting from contract transactions	16,352,979	16,607,633	56,323,856	(10,098,496)	28,692,942	13,152,993
Net increase (decrease) in net assets	40,560,142	26,190,164	51,995,680	(9,204,219)	42,621,161	24,210,965
Net Assets:
Beginning of year	52,690,823	26,500,659	281,759,907	290,964,126	129,092,090	104,881,125
End of year	$93,250,965	$52,690,823	$333,755,587	$281,759,907	$171,713,251	$129,092,090

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2020 and 2019

	BHFTII Brighthouse Asset Allocation 40 Sub-Account		BHFTII Brighthouse Asset Allocation 60 Sub-Account		BHFTII Brighthouse Asset Allocation 80 Sub-Account		BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$32,750,916	$18,984,108	$33,387,668	$21,404,140	$9,777,109	$7,344,896	$(1,231,914)	$(1,800,415)
Net realized gains (losses)	113,527,759	131,283,066	316,535,650	408,369,628	406,622,975	498,374,036	1,518,239	20,859,272
Change in unrealized gains (losses) on investments	114,263,085	257,100,306	268,030,380	482,130,702	278,241,512	513,656,679	7,630,031	13,459,189
Net increase (decrease) in net assets resulting from operations	260,541,760	407,367,480	617,953,698	911,904,470	694,641,596	1,019,375,611	7,916,356	32,518,046
Contract Transactions:
Purchase payments received from contract owners	13,770,209	12,662,983	47,660,850	35,977,879	16,768,529	14,985,876	1,815,897	1,913,641
Net transfers (including fixed account)	(5,973,147)	(10,731,252)	(76,332,848)	(23,362,167)	(99,682,933)	(71,005,061)	2,833,813	(478,591)
Contract charges	(38,827,661)	(39,967,976)	(64,169,948)	(66,164,745)	(55,759,489)	(57,512,371)	(1,060,310)	(1,210,973)
Transfers for contract benefits and terminations	(265,387,285)	(330,149,936)	(416,978,065)	(527,765,871)	(384,139,055)	(435,027,987)	(12,710,225)	(15,301,188)
Net increase (decrease) in net assets resulting from contract transactions	(296,417,884)	(368,186,181)	(509,820,011)	(581,314,904)	(522,812,948)	(548,559,543)	(9,120,825)	(15,077,111)
Net increase (decrease) in net assets	(35,876,124)	39,181,299	108,133,687	330,589,566	171,828,648	470,816,068	(1,204,469)	17,440,935
Net Assets:
Beginning of year	3,134,940,152	3,095,758,853	5,744,541,741	5,413,952,175	5,359,706,005	4,888,889,937	172,066,907	154,625,972
End of year	$3,099,064,028	$3,134,940,152	$5,852,675,428	$5,744,541,741	$5,531,534,653	$5,359,706,005	$170,862,438	$172,066,907

(a) For the period April 29, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/Dimensional International Small Company Sub-Account		BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account		BHFTII Frontier Mid Cap Growth Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$524,660	$(334,258)	$(156,112)	$(5,147)	$(1,118,716)	$(1,077,727)
Net realized gains (losses)	57,898	4,216,827	85,366,720	79,953,452	9,531,808	10,343,995
Change in unrealized gains (losses) on investments	4,378,257	8,098,666	(19,678,173)	108,256,529	11,594,314	8,407,102
Net increase (decrease) in net assets resulting from operations	4,960,815	11,981,235	65,532,435	188,204,834	20,007,406	17,673,370
Contract Transactions:
Purchase payments received from contract owners	2,030,561	1,515,043	8,917,231	10,520,496	3,135,442	2,228,748
Net transfers (including fixed account)	(431,664)	(107,020)	1,386,287	(31,528,035)	(2,725,343)	(1,490,814)
Contract charges	(642,386)	(693,666)	(7,124,180)	(7,651,571)	(693,929)	(672,717)
Transfers for contract benefits and terminations	(4,729,973)	(4,627,720)	(61,772,122)	(79,280,128)	(5,065,565)	(5,872,837)
Net increase (decrease) in net assets resulting from contract transactions	(3,773,462)	(3,913,363)	(58,592,784)	(107,939,238)	(5,349,395)	(5,807,620)
Net increase (decrease) in net assets	1,187,353	8,067,872	6,939,651	80,265,596	14,658,011	11,865,750
Net Assets:
Beginning of year	65,932,849	57,864,977	769,677,407	689,411,811	71,039,365	59,173,615
End of year	$67,120,202	$65,932,849	$776,617,058	$769,677,407	$85,697,376	$71,039,365

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2020 and 2019

	BHFTII Jennison Growth Sub-Account		BHFTII Loomis Sayles Small Cap Core Sub-Account		BHFTII Loomis Sayles Small Cap Growth Sub-Account		BHFTII MetLife Aggregate Bond Index Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(9,412,051)	$(7,051,149)	$(210,617)	$(232,590)	$(3,600)	$(3,659)	$4,260,933	$4,611,202
Net realized gains (losses)	101,475,957	86,697,280	991,237	1,475,932	33,439	47,518	1,370,925	(566,948)
Change in unrealized gains (losses) on investments	177,254,507	54,079,391	633,883	1,490,922	66,952	22,564	11,341,819	15,835,305
Net increase (decrease) in net assets resulting from operations	269,318,413	133,725,522	1,414,503	2,734,264	96,791	66,423	16,973,677	19,879,559
Contract Transactions:
Purchase payments received from contract owners	25,736,100	11,595,186	17,452	13,304	—	9,127	16,688,810	9,651,251
Net transfers (including fixed account)	(60,334,887)	(9,232,001)	374,148	(129,657)	77,184	(32,498)	46,270,612	26,770,100
Contract charges	(5,039,977)	(4,435,552)	(168,984)	(190,505)	(648)	(1,182)	(4,956,440)	(4,356,581)
Transfers for contract benefits and terminations	(49,626,182)	(49,129,470)	(802,058)	(984,847)	—	(102,547)	(31,601,714)	(33,655,218)
Net increase (decrease) in net assets resulting from contract transactions	(89,264,946)	(51,201,837)	(579,442)	(1,291,705)	76,536	(127,100)	26,401,268	(1,590,448)
Net increase (decrease) in net assets	180,053,467	82,523,685	835,061	1,442,559	173,327	(60,677)	43,374,945	18,289,111
Net Assets:
Beginning of year	536,292,750	453,769,065	13,626,406	12,183,847	239,196	299,873	312,536,476	294,247,365
End of year	$716,346,217	$536,292,750	$14,461,467	$13,626,406	$412,523	$239,196	$355,911,421	$312,536,476

(a) For the period April 29, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Mid Cap Stock Index Sub-Account		BHFTII MetLife MSCI EAFE® Index Sub-Account		BHFTII MetLife Russell 2000® Index Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(319,929)	$(492,428)	$1,369,556	$1,144,612	$(483,156)	$(882,902)
Net realized gains (losses)	10,427,757	16,515,903	1,142,818	1,876,557	10,961,211	16,995,143
Change in unrealized gains (losses) on investments	11,329,361	16,261,001	12,272,777	17,427,733	21,144,333	15,284,497
Net increase (decrease) in net assets resulting from operations	21,437,189	32,284,476	14,785,151	20,448,902	31,622,388	31,396,738
Contract Transactions:
Purchase payments received from contract owners	9,333,133	8,731,883	5,994,771	6,701,313	11,432,032	11,185,140
Net transfers (including fixed account)	(2,115,743)	(371,747)	38,903,355	(903,184)	(8,291,100)	(949,689)
Contract charges	(1,344,846)	(1,341,267)	(1,336,569)	(1,185,027)	(1,477,049)	(1,445,733)
Transfers for contract benefits and terminations	(9,763,878)	(13,145,938)	(7,582,820)	(10,018,105)	(10,177,349)	(12,221,469)
Net increase (decrease) in net assets resulting from contract transactions	(3,891,334)	(6,127,069)	35,978,737	(5,405,003)	(8,513,466)	(3,431,751)
Net increase (decrease) in net assets	17,545,855	26,157,407	50,763,888	15,043,899	23,108,922	27,964,987
Net Assets:
Beginning of year	162,973,154	136,815,747	119,450,654	104,406,755	162,234,535	134,269,548
End of year	$180,519,009	$162,973,154	$170,214,542	$119,450,654	$185,343,457	$162,234,535

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2020 and 2019

	BHFTII MetLife Stock Index Sub-Account		BHFTII MFS® Total Return Sub-Account		BHFTII MFS® Value Sub-Account		BHFTII Neuberger Berman Genesis Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,270,587	$2,803,650	$250,341	$245,457	$695,475	$509,419	$(2,015,992)	$(1,953,400)
Net realized gains (losses)	63,419,437	69,552,511	1,739,288	1,969,850	17,417,647	18,966,867	12,346,310	19,797,975
Change in unrealized gains (losses) on investments	40,504,449	85,754,538	467,682	3,988,407	(8,000,607)	47,338,191	18,758,555	11,426,070
Net increase (decrease) in net assets resulting from operations	105,194,473	158,110,699	2,457,311	6,203,714	10,112,515	66,814,477	29,088,873	29,270,645
Contract Transactions:
Purchase payments received from contract owners	36,169,274	28,008,791	321,070	300,780	14,861,984	8,566,381	5,865,004	4,485,526
Net transfers (including fixed account)	(13,960,903)	(14,015,124)	(447,909)	(1,124,389)	17,513,849	(1,288,743)	(3,817,451)	(414,700)
Contract charges	(5,228,784)	(5,053,370)	(242,770)	(279,927)	(2,921,418)	(2,969,393)	(1,186,621)	(1,147,763)
Transfers for contract benefits and terminations	(45,571,589)	(51,943,862)	(3,504,046)	(3,597,912)	(20,219,196)	(22,496,628)	(10,021,156)	(10,538,106)
Net increase (decrease) in net assets resulting from contract transactions	(28,592,002)	(43,003,565)	(3,873,655)	(4,701,448)	9,235,219	(18,188,383)	(9,160,224)	(7,615,043)
Net increase (decrease) in net assets	76,602,471	115,107,134	(1,416,344)	1,502,266	19,347,734	48,626,094	19,928,649	21,655,602
Net Assets:
Beginning of year	676,951,950	561,844,816	37,334,056	35,831,790	295,741,854	247,115,760	130,962,055	109,306,453
End of year	$753,554,421	$676,951,950	$35,917,712	$37,334,056	$315,089,588	$295,741,854	$150,890,704	$130,962,055

(a) For the period April 29, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.

	BHFTII T. Rowe Price Large Cap Growth Sub-Account		BHFTII T. Rowe Price Small Cap Growth Sub-Account		BHFTII VanEck Global Natural Resources Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(5,520,986)	$(4,198,448)	$(181,541)	$(198,179)	$(194,824)	$(788,662)
Net realized gains (losses)	32,601,173	47,021,310	1,536,478	2,291,592	(6,688,004)	(2,035,689)
Change in unrealized gains (losses) on investments	87,467,245	32,847,761	1,480,419	1,613,790	21,422,182	9,664,937
Net increase (decrease) in net assets resulting from operations	114,547,432	75,670,623	2,835,356	3,707,203	14,539,354	6,840,586
Contract Transactions:
Purchase payments received from contract owners	42,842,494	32,106,653	235,070	294,713	150,749	217,821
Net transfers (including fixed account)	(31,742,189)	8,468,795	(640,004)	(21,739)	(6,552,694)	10,830,043
Contract charges	(3,379,464)	(2,865,292)	(62,468)	(67,244)	(1,003,049)	(1,032,687)
Transfers for contract benefits and terminations	(28,415,032)	(24,626,305)	(1,253,489)	(1,129,037)	(4,591,340)	(5,599,191)
Net increase (decrease) in net assets resulting from contract transactions	(20,694,191)	13,083,851	(1,720,891)	(923,307)	(11,996,334)	4,415,986
Net increase (decrease) in net assets	93,853,241	88,754,474	1,114,465	2,783,896	2,543,020	11,256,572
Net Assets:
Beginning of year	348,694,167	259,939,693	14,900,772	12,116,876	71,212,820	59,956,248
End of year	$442,547,408	$348,694,167	$16,015,237	$14,900,772	$73,755,840	$71,212,820

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2020 and 2019

	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account		BHFTII Western Asset Management U.S. Government Sub-Account		BlackRock Global Allocation V.I. Sub-Account		DWS I CROCI® International VIP Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$39,902,222	$32,562,539	$3,168,114	$2,464,881	$48,023	$39,655	$197,698	$171,732
Net realized gains (losses)	(148,652)	3,279,468	429,984	(631,890)	1,538,623	563,763	(569,083)	(327,399)
Change in unrealized gains (losses) on investments	5,161,095	79,184,980	4,236,393	7,696,529	2,657,376	1,034,743	374,017	2,027,021
Net increase (decrease) in net assets resulting from operations	44,914,665	115,026,987	7,834,491	9,529,520	4,244,022	1,638,161	2,632	1,871,354
Contract Transactions:
Purchase payments received from contract owners	30,579,242	31,912,152	8,913,188	7,254,427	7,021,183	6,743,520	360,945	320,958
Net transfers (including fixed account)	35,472,462	739,864	36,739,610	10,576,654	1,693,328	836,026	(572,730)	(365,457)
Contract charges	(10,201,157)	(10,786,580)	(3,010,259)	(2,935,831)	(177,002)	(70,251)	(519)	(690)
Transfers for contract benefits and terminations	(90,440,815)	(116,082,080)	(31,420,323)	(25,478,124)	(1,151,873)	(353,217)	(693,332)	(539,841)
Net increase (decrease) in net assets resulting from contract transactions	(34,590,268)	(94,216,644)	11,222,216	(10,582,874)	7,385,636	7,156,078	(905,636)	(585,030)
Net increase (decrease) in net assets	10,324,397	20,810,343	19,056,707	(1,053,354)	11,629,658	8,794,239	(903,004)	1,286,324
Net Assets:
Beginning of year	958,728,263	937,917,920	225,818,066	226,871,420	15,778,245	6,984,006	10,880,644	9,594,320
End of year	$969,052,660	$958,728,263	$244,874,773	$225,818,066	$27,407,903	$15,778,245	$9,977,640	$10,880,644

(a) For the period April 29, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.

	Federated Hermes High Income Bond Fund II Sub-Account		Federated Hermes Kaufman Fund II Sub-Account		Fidelity® VIP Asset Manager Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$95	$97	$(1,215)	$(1,024)	$81,606	$217,990
Net realized gains (losses)	(3)	(3)	8,163	6,662	848,537	2,294,455
Change in unrealized gains (losses) on investments	—	155	14,532	13,630	6,709,432	6,941,092
Net increase (decrease) in net assets resulting from operations	92	249	21,480	19,268	7,639,575	9,453,537
Contract Transactions:
Purchase payments received from contract owners	—	—	—	—	759,047	675,363
Net transfers (including fixed account)	—	—	—	—	(990,768)	(1,082,723)
Contract charges	—	—	—	—	(5,741)	(6,671)
Transfers for contract benefits and terminations	(3)	(1)	(4)	(2)	(4,172,988)	(6,686,490)
Net increase (decrease) in net assets resulting from contract transactions	(3)	(1)	(4)	(2)	(4,410,450)	(7,100,521)
Net increase (decrease) in net assets	89	248	21,476	19,266	3,229,125	2,353,016
Net Assets:
Beginning of year	2,163	1,915	79,542	60,276	61,629,331	59,276,315
End of year	$2,252	$2,163	$101,018	$79,542	$64,858,456	$61,629,331

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2020 and 2019

	Fidelity® VIP Contrafund Sub-Account		Fidelity® VIP Equity-Income Sub-Account		Fidelity® VIP FundsManager 50% Sub-Account		Fidelity® VIP FundsManager 60% Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(7,198,489)	$(5,740,275)	$14,908	$23,127	$(29,513,775)	$(14,111,149)	$(19,180,248)	$(11,139,237)
Net realized gains (losses)	34,637,572	81,586,175	161,039	273,339	93,656,760	363,165,316	52,153,842	343,566,273
Change in unrealized gains (losses) on investments	126,422,939	71,261,482	(3,260)	647,786	314,484,952	198,608,205	217,739,077	29,274,722
Net increase (decrease) in net assets resulting from operations	153,862,022	147,107,382	172,687	944,252	378,627,937	547,662,372	250,712,671	361,701,758
Contract Transactions:
Purchase payments received from contract owners	15,943,988	12,998,700	4,085	3,579	8,801,134	5,535,963	5,848,369	6,158,967
Net transfers (including fixed account)	(39,532,418)	(10,466,555)	(75,557)	(28,866)	—	—	—	—
Contract charges	(4,405,617)	(4,399,733)	—	—	—	—	—	—
Transfers for contract benefits and terminations	(58,313,087)	(66,356,376)	(319,387)	(601,297)	(454,307,552)	(707,802,566)	(209,805,423)	(356,127,713)
Net increase (decrease) in net assets resulting from contract transactions	(86,307,134)	(68,223,964)	(390,859)	(626,584)	(445,506,418)	(702,266,603)	(203,957,054)	(349,968,746)
Net increase (decrease) in net assets	67,554,888	78,883,418	(218,172)	317,668	(66,878,481)	(154,604,231)	46,755,617	11,733,012
Net Assets:
Beginning of year	595,706,150	516,822,732	4,222,728	3,905,060	3,641,358,822	3,795,963,053	2,158,471,132	2,146,738,120
End of year	$663,261,038	$595,706,150	$4,004,556	$4,222,728	$3,574,480,341	$3,641,358,822	$2,205,226,749	$2,158,471,132

(a) For the period April 29, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Government Money Market Sub-Account		Fidelity® VIP Growth Sub-Account		Fidelity® VIP Index 500 Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(163,795)	$110,250	$(2,685,665)	$(1,968,572)	$240,046	$365,309
Net realized gains (losses)	—	—	29,576,289	18,262,883	3,918,335	4,608,479
Change in unrealized gains (losses) on investments	3	(2)	49,605,542	33,776,257	5,714,145	10,875,574
Net increase (decrease) in net assets resulting from operations	(163,792)	110,248	76,496,166	50,070,568	9,872,526	15,849,362
Contract Transactions:
Purchase payments received from contract owners	536,501	623,472	1,395,477	1,610,543	—	281
Net transfers (including fixed account)	888,602	(187,127)	(7,021,605)	(4,085,657)	(1,562,573)	(986,352)
Contract charges	(1,172)	(1,305)	(13,275)	(14,350)	(13,329)	(15,379)
Transfers for contract benefits and terminations	(1,734,760)	(1,768,551)	(13,072,629)	(15,360,210)	(4,387,482)	(5,258,030)
Net increase (decrease) in net assets resulting from contract transactions	(310,829)	(1,333,511)	(18,712,032)	(17,849,674)	(5,963,384)	(6,259,480)
Net increase (decrease) in net assets	(474,621)	(1,223,263)	57,784,134	32,220,894	3,909,142	9,589,882
Net Assets:
Beginning of year	16,263,289	17,486,552	192,447,150	160,226,256	65,492,854	55,902,972
End of year	$15,788,668	$16,263,289	$250,231,284	$192,447,150	$69,401,996	$65,492,854

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2020 and 2019

	Fidelity® VIP Mid Cap Sub-Account		Fidelity® VIP Overseas Sub-Account		FTVIPT Franklin Income VIP Sub-Account		FTVIPT Franklin Mutual Shares VIP Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(3,429,792)	$(2,635,111)	$(31,421)	$18,278	$8,919,683	$9,062,984	$1,445,993	$458,844
Net realized gains (losses)	2,813,681	41,959,369	114,696	204,221	(644,461)	4,569,275	3,324,246	11,536,069
Change in unrealized gains (losses) on investments	62,287,844	31,790,445	497,204	681,263	(10,177,429)	16,861,151	(10,846,317)	8,998,025
Net increase (decrease) in net assets resulting from operations	61,671,733	71,114,703	580,479	903,762	(1,902,207)	30,493,410	(6,076,078)	20,992,938
Contract Transactions:
Purchase payments received from contract owners	7,192,083	7,784,933	79,635	47,972	5,220,418	5,250,340	916,448	1,324,149
Net transfers (including fixed account)	3,462,733	16,102,117	7,152	34,604	13,066,084	2,502,098	9,797,079	707,990
Contract charges	(4,081,708)	(4,488,975)	(40)	(42)	(2,297,207)	(2,574,034)	(1,023,570)	(1,209,624)
Transfers for contract benefits and terminations	(37,637,288)	(47,213,590)	(279,058)	(446,499)	(22,937,002)	(28,637,508)	(9,786,742)	(15,467,084)
Net increase (decrease) in net assets resulting from contract transactions	(31,064,180)	(27,815,515)	(192,311)	(363,965)	(6,947,707)	(23,459,104)	(96,785)	(14,644,569)
Net increase (decrease) in net assets	30,607,553	43,299,188	388,168	539,797	(8,849,914)	7,034,306	(6,172,863)	6,348,369
Net Assets:
Beginning of year	380,021,877	336,722,689	4,148,762	3,608,965	225,606,636	218,572,330	112,291,753	105,943,384
End of year	$410,629,430	$380,021,877	$4,536,930	$4,148,762	$216,756,722	$225,606,636	$106,118,890	$112,291,753

(a) For the period April 29, 2019 to December 31, 2019.
The accompanying notes are an integral part of these financial statements.

	FTVIPT Franklin Small Cap Value VIP Sub-Account		FTVIPT Templeton Foreign VIP Sub-Account		FTVIPT Templeton Global Bond VIP Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$158,076	$(332,464)	$908,493	$(54,374)	$11,761,720	$10,974,577
Net realized gains (losses)	4,354,151	17,291,483	(598,168)	282,906	(3,298,883)	(1,707,966)
Change in unrealized gains (losses) on investments	1,725,038	7,771,242	(1,486,736)	6,056,414	(20,376,411)	(7,909,510)
Net increase (decrease) in net assets resulting from operations	6,237,265	24,730,261	(1,176,411)	6,284,946	(11,913,574)	1,357,101
Contract Transactions:
Purchase payments received from contract owners	1,899,284	2,423,211	248,122	131,953	3,779,095	6,289,191
Net transfers (including fixed account)	7,199,941	510,329	6,776,039	5,004,178	15,757,677	7,368,799
Contract charges	(1,272,096)	(1,469,838)	(766,610)	(827,263)	(2,218,371)	(2,477,843)
Transfers for contract benefits and terminations	(11,058,298)	(13,502,130)	(3,738,397)	(4,454,162)	(17,711,995)	(23,802,576)
Net increase (decrease) in net assets resulting from contract transactions	(3,231,169)	(12,038,428)	2,519,154	(145,294)	(393,594)	(12,622,429)
Net increase (decrease) in net assets	3,006,096	12,691,833	1,342,743	6,139,652	(12,307,168)	(11,265,328)
Net Assets:
Beginning of year	116,737,127	104,045,294	64,988,370	58,848,718	185,378,619	196,643,947
End of year	$119,743,223	$116,737,127	$66,331,113	$64,988,370	$173,071,451	$185,378,619

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2020 and 2019

	Invesco Oppenheimer V.I. Government Money Sub-Account		Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account		Invesco Oppenheimer V.I. Main Street Sub-Account		Invesco V.I. American Franchise Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(32)	$10	$(901,697)	$(1,323,739)	$21	$(51)	$(44)	$(36)
Net realized gains (losses)	—	—	3,716,456	10,871,442	1,702	2,486	276	394
Change in unrealized gains (losses) on investments	3	(2)	15,021,745	11,279,875	372	1,498	995	428
Net increase (decrease) in net assets resulting from operations	(29)	8	17,836,504	20,827,578	2,095	3,933	1,227	786
Contract Transactions:
Purchase payments received from contract owners	—	—	1,380,879	1,200,921	—	—	—	—
Net transfers (including fixed account)	—	—	(527,700)	3,184,835	—	—	—	—
Contract charges	—	—	(993,211)	(1,125,234)	—	—	—	—
Transfers for contract benefits and terminations	(167)	(132)	(9,053,692)	(14,390,538)	(4)	(1)	(9)	(6)
Net increase (decrease) in net assets resulting from contract transactions	(167)	(132)	(9,193,724)	(11,130,016)	(4)	(1)	(9)	(6)
Net increase (decrease) in net assets	(196)	(124)	8,642,780	9,697,562	2,091	3,932	1,218	780
Net Assets:
Beginning of year	2,945	3,069	98,399,913	88,702,351	16,930	12,998	3,018	2,238
End of year	$2,749	$2,945	$107,042,693	$98,399,913	$19,021	$16,930	$4,236	$3,018

(a) For the period April 29, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. Core Equity Sub-Account		Invesco V.I. Equity and Income Sub-Account		Invesco V.I. International Growth Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(100)	$(555)	$4,543,158	$5,323,919	$1,618,731	$(248,545)
Net realized gains (losses)	25,505	15,428	28,309,650	52,091,795	10,833,298	24,784,603
Change in unrealized gains (losses) on investments	(15,441)	13,684	10,762,941	41,888,908	12,955,099	29,818,647
Net increase (decrease) in net assets resulting from operations	9,964	28,557	43,615,749	99,304,622	25,407,128	54,354,705
Contract Transactions:
Purchase payments received from contract owners	—	—	17,526,750	19,395,812	1,739,543	2,460,586
Net transfers (including fixed account)	—	7	6,884,456	3,891,446	3,770,611	(7,254,793)
Contract charges	—	—	(6,520,771)	(6,981,375)	(2,608,092)	(2,952,159)
Transfers for contract benefits and terminations	(27,222)	(9,300)	(53,122,862)	(74,669,203)	(24,393,910)	(30,195,868)
Net increase (decrease) in net assets resulting from contract transactions	(27,222)	(9,293)	(35,232,427)	(58,363,320)	(21,491,848)	(37,942,234)
Net increase (decrease) in net assets	(17,258)	19,264	8,383,322	40,941,302	3,915,280	16,412,471
Net Assets:
Beginning of year	129,391	110,127	601,877,078	560,935,776	233,711,133	217,298,662
End of year	$112,133	$129,391	$610,260,400	$601,877,078	$237,626,413	$233,711,133

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2020 and 2019

	Ivy VIP Asset Strategy Sub-Account		LMPVET ClearBridge Variable Aggressive Growth Sub-Account		LMPVET ClearBridge Variable Appreciation Sub-Account		LMPVET ClearBridge Variable Dividend Strategy Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,192	$2,497	$(1,878,319)	$(1,455,332)	$(1,580,411)	$(337,305)	$(181,966)	$(166,816)
Net realized gains (losses)	(839)	12,446	36,269,033	13,019,577	32,653,803	54,468,396	8,423,693	27,204,853
Change in unrealized gains (losses) on investments	13,593	40,444	11,024,733	50,382,732	21,144,208	50,409,831	4,735,197	27,792,692
Net increase (decrease) in net assets resulting from operations	13,946	55,387	45,415,447	61,946,977	52,217,600	104,540,922	12,976,924	54,830,729
Contract Transactions:
Purchase payments received from contract owners	—	—	9,233,144	11,313,506	16,520,275	15,677,421	11,978,804	12,372,418
Net transfers (including fixed account)	(82,557)	(9,894)	(4,042,785)	536,322	(4,196,310)	(18,531,359)	1,559,628	(9,771,771)
Contract charges	(3)	(5)	(3,302,538)	(3,369,971)	(4,823,166)	(5,076,262)	(2,438,039)	(2,533,705)
Transfers for contract benefits and terminations	(23,200)	(12,505)	(28,145,011)	(31,420,347)	(43,427,110)	(49,051,381)	(20,717,312)	(23,283,947)
Net increase (decrease) in net assets resulting from contract transactions	(105,760)	(22,404)	(26,257,190)	(22,940,490)	(35,926,311)	(56,981,581)	(9,616,919)	(23,217,005)
Net increase (decrease) in net assets	(91,814)	32,983	19,158,257	39,006,487	16,291,289	47,559,341	3,360,005	31,613,724
Net Assets:
Beginning of year	302,322	269,339	313,070,784	274,064,297	440,731,484	393,172,143	225,020,223	193,406,499
End of year	$210,508	$302,322	$332,229,041	$313,070,784	$457,022,773	$440,731,484	$228,380,228	$225,020,223

(a) For the period April 29, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Large Cap Growth Sub-Account		LMPVET ClearBridge Variable Large Cap Value Sub-Account		LMPVET ClearBridge Variable Small Cap Growth Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(42,923)	$(34,964)	$(19,002)	$(786)	$(1,865,171)	$(1,728,377)
Net realized gains (losses)	260,791	307,012	745,285	629,472	19,663,240	15,517,125
Change in unrealized gains (losses) on investments	404,928	355,388	(555,261)	1,000,268	31,439,799	12,250,855
Net increase (decrease) in net assets resulting from operations	622,796	627,436	171,022	1,628,954	49,237,868	26,039,603
Contract Transactions:
Purchase payments received from contract owners	3,884	360	156	24,000	6,005,891	6,137,318
Net transfers (including fixed account)	(96,180)	19,758	379,281	863,030	(11,281,490)	4,490,074
Contract charges	(9,163)	(8,980)	(83,388)	(87,666)	(1,574,462)	(1,499,380)
Transfers for contract benefits and terminations	(221,236)	(461,658)	(410,654)	(760,942)	(11,549,057)	(11,245,283)
Net increase (decrease) in net assets resulting from contract transactions	(322,695)	(450,520)	(114,605)	38,422	(18,399,118)	(2,117,271)
Net increase (decrease) in net assets	300,101	176,916	56,417	1,667,376	30,838,750	23,922,332
Net Assets:
Beginning of year	2,392,450	2,215,534	7,569,792	5,902,416	128,119,129	104,196,797
End of year	$2,692,551	$2,392,450	$7,626,209	$7,569,792	$158,957,879	$128,119,129

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2020 and 2019

	LMPVET QS Variable Conservative Growth Sub-Account		LMPVET QS Variable Growth Sub-Account		LMPVET QS Variable Moderate Growth Sub-Account		LMPVIT Western Asset Variable Global High Yield Bond Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$216,064	$231,473	$97,527	$76,828	$399	$326	$2,250,286	$3,231,046
Net realized gains (losses)	1,030,233	1,174,358	2,588,526	4,222,890	21,835	27,049	(1,165,995)	(1,072,656)
Change in unrealized gains (losses) on investments	1,544,612	3,541,263	2,733,906	9,773,725	25,100	71,376	3,606,575	7,857,796
Net increase (decrease) in net assets resulting from operations	2,790,909	4,947,094	5,419,959	14,073,443	47,334	98,751	4,690,866	10,016,186
Contract Transactions:
Purchase payments received from contract owners	49,197	68,913	209,560	404,636	—	4,117	7,919,855	6,673,147
Net transfers (including fixed account)	(87,050)	(352,229)	(787,040)	152,365	(6,664)	642	2,396,932	431,848
Contract charges	(405,611)	(426,929)	(749,389)	(844,343)	(223)	(232)	(971,661)	(949,939)
Transfers for contract benefits and terminations	(2,861,331)	(3,528,012)	(9,226,712)	(11,580,074)	(35,643)	(42,437)	(7,906,935)	(9,736,457)
Net increase (decrease) in net assets resulting from contract transactions	(3,304,795)	(4,238,257)	(10,553,581)	(11,867,416)	(42,530)	(37,910)	1,438,191	(3,581,401)
Net increase (decrease) in net assets	(513,886)	708,837	(5,133,622)	2,206,027	4,804	60,841	6,129,057	6,434,785
Net Assets:
Beginning of year	33,753,890	33,045,053	74,124,103	71,918,076	608,135	547,294	86,687,811	80,253,026
End of year	$33,240,004	$33,753,890	$68,990,481	$74,124,103	$612,939	$608,135	$92,816,868	$86,687,811

(a) For the period April 29, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.

	MFS® VIT Investors Trust Sub-Account		MFS® VIT New Discovery Sub-Account		MFS® VIT Research Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(24)	$(21)	$(109)	$(116)	$(159)	$(139)
Net realized gains (losses)	119	198	1,005	1,943	1,031	2,665
Change in unrealized gains (losses) on investments	329	613	2,374	1,130	2,703	3,389
Net increase (decrease) in net assets resulting from operations	424	790	3,270	2,957	3,575	5,915
Contract Transactions:
Purchase payments received from contract owners	—	—	—	—	—	—
Net transfers (including fixed account)	—	—	(705)	(441)	—	—
Contract charges	—	—	—	—	—	—
Transfers for contract benefits and terminations	(2)	(3)	(175)	(3,006)	(4)	(1,333)
Net increase (decrease) in net assets resulting from contract transactions	(2)	(3)	(880)	(3,447)	(4)	(1,333)
Net increase (decrease) in net assets	422	787	2,390	(490)	3,571	4,582
Net Assets:
Beginning of year	3,435	2,648	7,457	7,947	23,856	19,274
End of year	$3,857	$3,435	$9,847	$7,457	$27,427	$23,856

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2020 and 2019

	Morgan Stanley VIF Global Infrastructure Sub-Account		Neuberger Berman Genesis Sub-Account		PIMCO VIT CommodityRealReturn® Strategy Sub-Account		PIMCO VIT Dynamic Bond Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$631	$7,305	$(57)	$(52)	$14,491	$10,251	$2,209	$6,500
Net realized gains (losses)	(2,628)	24,957	316	371	(61,504)	(18,587)	7,791	10,000
Change in unrealized gains (losses) on investments	(21,349)	92,234	1,286	1,117	15,638	43,182	(933)	1,478
Net increase (decrease) in net assets resulting from operations	(23,346)	124,496	1,545	1,436	(31,375)	34,846	9,067	17,978
Contract Transactions:
Purchase payments received from contract owners	1,100	1,100	—	—	1,055	1,300	—	—
Net transfers (including fixed account)	(924)	29,363	—	—	(46,066)	7,905	(134,226)	83,080
Contract charges	(111)	(113)	—	—	(39)	(43)	(69)	(79)
Transfers for contract benefits and terminations	(91,377)	(52,588)	(4)	(2)	(48,967)	(15,926)	(108,416)	(47,930)
Net increase (decrease) in net assets resulting from contract transactions	(91,312)	(22,238)	(4)	(2)	(94,017)	(6,764)	(242,711)	35,071
Net increase (decrease) in net assets	(114,658)	102,258	1,541	1,434	(125,392)	28,082	(233,644)	53,049
Net Assets:
Beginning of year	564,376	462,118	6,523	5,089	403,171	375,089	599,981	546,932
End of year	$449,718	$564,376	$8,064	$6,523	$277,779	$403,171	$366,337	$599,981

(a) For the period April 29, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.

	PIMCO VIT Emerging Markets Bond Sub-Account		Pioneer VCT Mid Cap Value Sub-Account		Pioneer VCT Real Estate Shares Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$20,169	$25,031	$(211,884)	$(182,767)	$(147)	$566
Net realized gains (losses)	(48)	2,885	1,152,298	3,226,538	49,461	55,377
Change in unrealized gains (losses) on investments	8,652	75,574	(299,562)	9,919,089	(65,058)	(2,874)
Net increase (decrease) in net assets resulting from operations	28,773	103,490	640,852	12,962,860	(15,744)	53,069
Contract Transactions:
Purchase payments received from contract owners	2,212	13,936	1,200,623	927,245	146	507
Net transfers (including fixed account)	(16,581)	(40,933)	3,234,850	1,696	54,283	(17,441)
Contract charges	(81)	(87)	(534,217)	(615,916)	(3,023)	(3,442)
Transfers for contract benefits and terminations	(106,843)	(96,667)	(5,336,833)	(7,193,546)	(4,988)	(24,642)
Net increase (decrease) in net assets resulting from contract transactions	(121,293)	(123,751)	(1,435,577)	(6,880,521)	46,418	(45,018)
Net increase (decrease) in net assets	(92,520)	(20,261)	(794,725)	6,082,339	30,674	8,051
Net Assets:
Beginning of year	806,754	827,015	56,933,322	50,850,983	219,146	211,095
End of year	$714,234	$806,754	$56,138,597	$56,933,322	$249,820	$219,146

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)
For the years ended December 31, 2020 and 2019

	T. Rowe Price Government Money Sub-Account		T. Rowe Price Growth Stock Sub-Account
	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,093)	$1,903	$(77,035)	$(55,458)
Net realized gains (losses)	—	—	1,050,557	478,322
Change in unrealized gains (losses) on investments	—	16	1,726,113	1,633,451
Net increase (decrease) in net assets resulting from operations	(1,093)	1,919	2,699,635	2,056,315
Contract Transactions:
Purchase payments received from contract owners	—	—	328,766	204,802
Net transfers (including fixed account)	—	19,235	(795,150)	(214,825)
Contract charges	(63)	(63)	(934)	(964)
Transfers for contract benefits and terminations	(25,319)	(7,154)	(742,855)	(744,173)
Net increase (decrease) in net assets resulting from contract transactions	(25,382)	12,018	(1,210,173)	(755,160)
Net increase (decrease) in net assets	(26,475)	13,937	1,489,462	1,301,155
Net Assets:
Beginning of year	193,886	179,949	8,501,333	7,200,178
End of year	$167,411	$193,886	$9,990,795	$8,501,333

(a) For the period April 29, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.

	T. Rowe Price International Stock Sub-Account		TAP 1919 Variable Socially Responsive Balanced Sub-Account
	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,103)	$7,866	$(1,555)	$(1,221)
Net realized gains (losses)	28,290	6,885	24,515	8,431
Change in unrealized gains (losses) on investments	36,922	103,414	30,451	33,263
Net increase (decrease) in net assets resulting from operations	63,109	118,165	53,411	40,473
Contract Transactions:
Purchase payments received from contract owners	21,398	20,136	23,000	—
Net transfers (including fixed account)	(94,917)	—	124,059	(1,653)
Contract charges	(59)	(50)	(92)	(84)
Transfers for contract benefits and terminations	(20,778)	(33,085)	(10,032)	(8,561)
Net increase (decrease) in net assets resulting from contract transactions	(94,356)	(12,999)	136,935	(10,298)
Net increase (decrease) in net assets	(31,247)	105,166	190,346	30,175
Net Assets:
Beginning of year	550,911	445,745	197,619	167,444
End of year	$519,664	$550,911	$387,965	$197,619

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Brighthouse Separate Account A (the "Separate Account"), a separate account of Brighthouse Life Insurance Company (the "Company"), was initially established by the Board of Directors of Security First Life Insurance Company, a predecessor of the Company, on May 29, 1980, to support the issuance of variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the Delaware Department of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding fund, portfolio, or series (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

American Funds Insurance Series® ("American Funds®")

BlackRock Variable Series Funds, Inc. ("BlackRock")

Brighthouse Funds Trust I ("BHFTI")*

Brighthouse Funds Trust II ("BHFTII")*

Deutsche DWS Variable Series I ("DWS")

Federated Hermes Insurance Series ("Federated Hermes")

Fidelity® Variable Insurance Products
("Fidelity® VIP")

Franklin Templeton Variable Insurance Products Trust ("FTVIPT")

Ivy Variable Insurance Portfolios ("Ivy VIP")

Janus Aspen Series ("Janus Aspen")

Legg Mason Partners Variable Equity Trust ("LMPVET")

Legg Mason Partners Variable Income Trust ("LMPVIT")

MFS® Variable Insurance Trust ("MFS® VIT")

Morgan Stanley Variable Insurance Fund, Inc. ("Morgan Stanley VIF")

Neuberger Berman Equity Funds ("Neuberger Berman")

PIMCO Variable Insurance Trust ("PIMCO VIT")

Pioneer Variable Contracts Trust ("Pioneer VCT")

T. Rowe Price Government Money Fund, Inc.

T. Rowe Price Growth Stock Fund, Inc.

T. Rowe Price International Fund, Inc.

The Alger Portfolios ("Alger")

Trust for Advised Portfolios ("TAP")

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

The outbreak of the novel coronavirus known as COVID-19 was declared a pandemic by the World Health Organization in March 2020. The pandemic has resulted in significant financial market volatility, a deterioration in general economic conditions, record-low interest rates, global business disruptions affecting companies across various industries, and wide-ranging changes in consumer behavior. The duration and impact of the COVID-19 public health crises on the financial markets and overall economy are uncertain, as is the efficacy of government and central bank interventions. Although the Company has implemented risk management and contingency plans and taken preventative measures and other precautions so it can continue to provide products and services to its customers, it is not currently possible to accurately estimate the full impact that the COVID-19 pandemic will have on the Company. The Company continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to the Company, the Separate Account and/or the Separate Account's investments.

Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic could have a negative impact on returns of the underlying mutual funds in which the Separate Account invests. Declines in or sustained low interest rates can cause a reduction in investment income for certain underlying mutual funds.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS

A. Purchase payments, less any applicable charges applied to the Separate Account, are invested in one or more Sub-Accounts in accordance with the selection made by the contract owner. The following Sub-Accounts had net assets as of December 31, 2020:

Alger Small Cap Growth Sub-Account

American Funds® Bond Sub-Account (a)

American Funds® Global Growth Sub-Account (a)

American Funds® Global Small Capitalization Sub-Account (a)

American Funds® Growth Sub-Account

American Funds® Growth-Income Sub-Account (a)

BHFTI AB Global Dynamic Allocation Sub-Account

BHFTI AB International Bond Sub-Account

BHFTI American Funds® Balanced Allocation Sub-Account

BHFTI American Funds® Growth Allocation Sub-Account

BHFTI American Funds® Growth Sub-Account

BHFTI American Funds® Moderate Allocation Sub-Account

BHFTI AQR Global Risk Balanced Sub-Account

BHFTI BlackRock Global Tactical Strategies Sub-Account

BHFTI BlackRock High Yield Sub-Account (a)

BHFTI Brighthouse Asset Allocation 100 Sub-Account

BHFTI Brighthouse Balanced Plus Sub-Account

BHFTI Brighthouse Small Cap Value Sub-Account (a)

BHFTI Brighthouse/Aberdeen Emerging Markets Equity Sub-Account

BHFTI Brighthouse/Artisan International Sub-Account

BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account

BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account

BHFTI Brighthouse/Templeton International Bond Sub-Account

BHFTI Brighthouse/Wellington Large Cap Research Sub-Account (a)

BHFTI Clarion Global Real Estate Sub-Account

BHFTI Harris Oakmark International Sub-Account (a)

BHFTI Invesco Balanced-Risk Allocation Sub-Account

BHFTI Invesco Comstock Sub-Account

BHFTI Invesco Global Equity Sub-Account

BHFTI Invesco Small Cap Growth Sub-Account (a)

BHFTI JPMorgan Core Bond Sub-Account

BHFTI JPMorgan Global Active Allocation Sub-Account

BHFTI JPMorgan Small Cap Value Sub-Account (a)

BHFTI Loomis Sayles Global Allocation Sub-Account

BHFTI Loomis Sayles Growth Sub-Account (a)

BHFTI MetLife Multi-Index Targeted Risk Sub-Account

BHFTI MFS® Research International Sub-Account (a)

BHFTI Morgan Stanley Discovery Sub-Account (a)

BHFTI PanAgora Global Diversified Risk Sub-Account

BHFTI PIMCO Inflation Protected Bond Sub-Account

BHFTI PIMCO Total Return Sub-Account (a)

BHFTI Schroders Global Multi-Asset Sub-Account

BHFTI SSGA Emerging Markets Enhanced Index Sub-Account

BHFTI SSGA Growth and Income ETF Sub-Account

BHFTI SSGA Growth ETF Sub-Account

BHFTI T. Rowe Price Large Cap Value Sub-Account (a)

BHFTI T. Rowe Price Mid Cap Growth Sub-Account

BHFTI TCW Core Fixed Income Sub-Account

BHFTI Victory Sycamore Mid Cap Value Sub-Account

BHFTI Wells Capital Management Mid Cap Value Sub-Account

BHFTI Western Asset Management Government Income Sub-Account

BHFTII Baillie Gifford International Stock Sub-Account (a)

BHFTII BlackRock Bond Income Sub-Account (a)

BHFTII BlackRock Capital Appreciation Sub-Account (a)

BHFTII BlackRock Ultra-Short Term Bond Sub-Account (a)

BHFTII Brighthouse Asset Allocation 20 Sub-Account

BHFTII Brighthouse Asset Allocation 40 Sub-Account

BHFTII Brighthouse Asset Allocation 60 Sub-Account

BHFTII Brighthouse Asset Allocation 80 Sub-Account

BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account (a)

BHFTII Brighthouse/Dimensional International Small Company Sub-Account

BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account (a)

BHFTII Frontier Mid Cap Growth Sub-Account

BHFTII Jennison Growth Sub-Account (a)

BHFTII Loomis Sayles Small Cap Core Sub-Account

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS — (Continued)

BHFTII Loomis Sayles Small Cap Growth Sub-Account

BHFTII MetLife Aggregate Bond Index Sub-Account (a)

BHFTII MetLife Mid Cap Stock Index Sub-Account (a)

BHFTII MetLife MSCI EAFE® Index Sub-Account (a)

BHFTII MetLife Russell 2000® Index Sub-Account (a)

BHFTII MetLife Stock Index Sub-Account (a)

BHFTII MFS® Total Return Sub-Account (a)

BHFTII MFS® Value Sub-Account (a)

BHFTII Neuberger Berman Genesis Sub-Account (a)

BHFTII T. Rowe Price Large Cap Growth Sub-Account (a)

BHFTII T. Rowe Price Small Cap Growth Sub-Account (a)

BHFTII VanEck Global Natural Resources Sub-Account

BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account (a)

BHFTII Western Asset Management U.S. Government Sub-Account (a)

BlackRock Global Allocation V.I. Sub-Account

DWS CROCI® International VIP Sub-Account

Federated Hermes High Income Bond Fund II Sub-Account

Federated Hermes Kaufman Fund II Sub-Account

Fidelity® VIP Asset Manager Sub-Account

Fidelity® VIP Contrafund Sub-Account (a)

Fidelity® VIP Equity-Income Sub-Account

Fidelity® VIP FundsManager 50% Sub-Account

Fidelity® VIP FundsManager 60% Sub-Account

Fidelity® VIP Government Money Market Sub-Account (a)

Fidelity® VIP Growth Sub-Account

Fidelity® VIP Index 500 Sub-Account

Fidelity® VIP Mid Cap Sub-Account

Fidelity® VIP Overseas Sub-Account

FTVIPT Franklin Income VIP Sub-Account

FTVIPT Franklin Mutual Shares VIP Sub-Account

FTVIPT Franklin Small Cap Value VIP Sub-Account

FTVIPT Templeton Foreign VIP Sub-Account

FTVIPT Templeton Global Bond VIP Sub-Account

Invesco Oppenheimer V.I. Government Money Sub-Account

Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account (a)

Invesco Oppenheimer V.I. Main Street Sub-Account

Invesco V.I. American Franchise Sub-Account

Invesco V.I. Core Equity Sub-Account

Invesco V.I. Equity and Income Sub-Account (a)

Invesco V.I. International Growth Sub-Account (a)

Ivy VIP Asset Strategy Sub-Account

LMPVET ClearBridge Variable Aggressive Growth Sub-Account (a)

LMPVET ClearBridge Variable Appreciation Sub-Account (a)

LMPVET ClearBridge Variable Dividend Strategy Sub-Account (a)

LMPVET ClearBridge Variable Large Cap Growth Sub-Account

LMPVET ClearBridge Variable Large Cap Value Sub-Account

LMPVET ClearBridge Variable Small Cap Growth Sub-Account (a)

LMPVET QS Variable Conservative Growth Sub-Account

LMPVET QS Variable Growth Sub-Account

LMPVET QS Variable Moderate Growth Sub-Account

LMPVIT Western Asset Variable Global High Yield Bond Sub-Account (a)

MFS® VIT Investors Trust Sub-Account

MFS® VIT New Discovery Sub-Account

MFS® VIT Research Sub-Account

Morgan Stanley VIF Global Infrastructure Sub-Account

Neuberger Berman Genesis Sub-Account

PIMCO VIT Commodity RealReturn® Strategy Sub-Account

PIMCO VIT Dynamic Bond Sub-Account

PIMCO VIT Emerging Markets Bond Sub-Account

Pioneer VCT Mid Cap Value Sub-Account

Pioneer VCT Real Estate Shares Sub-Account

T. Rowe Price Government Money Sub-Account

T. Rowe Price Growth Stock Sub-Account

T. Rowe Price International Stock Sub-Account

TAP 1919 Variable Socially Responsive Balanced Sub-Account

(a)  This Sub-Account may invest in two or more share classes within the underlying fund, portfolio, or series of the Trusts.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS — (Concluded)

B. The following Sub-Accounts had no net assets as of December 31, 2020:

Federated Hermes Managed Volatility Fund II Sub-Account

Invesco Oppenheimer V.I. Global Strategic Income Sub-Account

Invesco Oppenheimer V.I. Total Return Bond Sub-Account

Invesco V.I. Growth and Income Sub-Account

Janus Henderson Global Research Sub-Account

3.  PORTFOLIO CHANGES

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2020:

Name Changes:

Former Name

Federated High Income Bond

Federated Kaufman

Federated Managed Volatility II

New Name

Federated Hermes High Income Bond Fund II

Federated Hermes Kaufman Fund II

Federated Hermes Managed Volatility Fund II

Trust Name Change:

Former Name

Federated Insurance Series

New Name

Federated Hermes Insurance Series

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Sub-Account's investment in shares of a fund, portfolio, or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables. The assumed investment return is between 3.0 and 6.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts are reported as contract transactions on the statement of changes in net assets of the applicable Sub-Accounts.

Purchase Payments

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus of the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Sub-Accounts.

Net Transfers

Assets transferred by the contract owner into or out of Sub-Accounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

5.  EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company are asset-based charges assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Sub-Accounts:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

Optional Death Benefit Rider — For an additional charge, the total death benefit payable may be increased based on increases in account value of the Contracts.

Distribution Expense — The risk that surrender charges will be insufficient to cover the actual costs of distribution which includes commissions, fees, registration costs, direct and indirect selling expenses.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS — (Continued)

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

Guaranteed Withdrawal Benefit for Life — For an additional charge that includes the Mortality and Expense Risk charge and a Guaranteed Withdrawal Benefit, the Company will guarantee the periodic return on the investment for life of a single annuitant or joint annuitants.

Earnings Preservation Benefit — For an additional charge, the Company will provide this additional death benefit.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2020:

Mortality and Expense Risk	0.70	% - 2.05%
Administrative	0.10	% - 0.25%
Optional Death Benefit Rider	0.15	% - 0.35%
Distribution Expense	0.10%
Guaranteed Minimum Accumulation Benefit	1.50%
Guaranteed Withdrawal Benefit for Life	1.90	% - 2.05%
Earnings Preservation Benefit	0.25%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of effective rates disclosed above excludes any waivers granted to certain Sub-Accounts.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts:

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

Lifetime Withdrawal Guarantee — For an additional charge, the Company will guarantee minimum withdrawals for life regardless of market conditions.

Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee minimum withdrawals regardless of market conditions.

Guaranteed Minimum Income Benefit — For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

Enhanced Death Benefit — For an additional charge, the Company will guarantee a death benefit equal to the greater of the account value or the higher of two death benefit bases.

Enhanced Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2020:

Guaranteed Minimum Accumulation Benefit	0.75%
Lifetime Withdrawal Guarantee	0.50	% - 1.70%
Guaranteed Withdrawal Benefit	0.25	% - 1.80%
Guaranteed Minimum Income Benefit	0.50	% - 1.15%
Enhanced Death Benefit	0.60	% - 1.35%
Enhanced Guaranteed Withdrawal Benefit	0.50	% - 1.00%

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract maintenance fee ranging from $30 to $50 is assessed on an annual basis for Contracts with a value of less than $50,000 to $75,000. A transfer fee ranging from $0 to $25 may be deducted after twelve transfers are made in a contract year or, for certain Contracts, 2% of the amount transferred from the contract value, if less. For certain Contracts, an administrative charge is also assessed which ranges from $12 to $29.50 for each Sub-Account in which the contract owner invests (waived if purchase payments equal or exceed $2,000 in the year, or if the account value is $10,000 or more at year end). For other Contracts, the administrative charge is $21.50 plus $2.50 for each Sub-Account selected, subject to the same waiver terms. In addition, the Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. For certain Contracts, a transaction charge of the lesser of $10 or 2% of the surrender is imposed on surrenders and a $10 charge is assessed for annuitizations. For those contract owners who choose optional living benefit riders or certain optional death benefit riders, these charges range from 0.15% to 1.80% of the benefit base and are charged at each contract anniversary date. These charges are paid to the Company and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, and are managed by Brighthouse Investment Advisers, LLC ("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS

	As of December 31, 2020		For the year ended December 31, 2020
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
Alger Small Cap Growth Sub-Account	1,913,927	51,781,134	6,220,664	8,631,438
American Funds® Bond Sub-Account	11,479,201	124,301,868	19,785,332	18,223,828
American Funds® Global Growth Sub-Account	8,095,084	199,101,608	16,537,025	57,955,020
American Funds® Global Small Capitalization Sub-Account	3,681,466	76,936,177	8,247,840	18,516,000
American Funds® Growth Sub-Account	6,779,480	423,406,033	19,978,416	191,701,760
American Funds® Growth-Income Sub-Account	7,553,337	318,116,860	31,129,279	45,634,036
BHFTI AB Global Dynamic Allocation Sub-Account	216,280,564	2,248,563,360	208,979,425	306,654,302
BHFTI AB International Bond Sub-Account	476,127	4,901,080	3,596,734	226,853
BHFTI American Funds® Balanced Allocation Sub-Account	316,242,965	2,931,470,099	248,737,911	253,857,431
BHFTI American Funds® Growth Allocation Sub-Account	196,663,790	1,721,571,294	195,537,158	163,146,865
BHFTI American Funds® Growth Sub-Account	87,349,475	833,190,515	152,958,125	137,817,782
BHFTI American Funds® Moderate Allocation Sub-Account	150,134,781	1,404,467,544	115,657,995	120,821,239
BHFTI AQR Global Risk Balanced Sub-Account	231,677,563	2,273,671,846	238,803,763	206,316,894
BHFTI BlackRock Global Tactical Strategies Sub-Account	414,142,306	4,051,558,776	425,966,085	476,828,614
BHFTI BlackRock High Yield Sub-Account	50,874,922	391,130,704	123,063,572	41,702,866
BHFTI Brighthouse Asset Allocation 100 Sub-Account	46,739,843	509,661,875	82,261,370	68,674,979
BHFTI Brighthouse Balanced Plus Sub-Account	671,338,189	6,979,268,285	957,783,383	763,608,320
BHFTI Brighthouse Small Cap Value Sub-Account	15,392,995	211,029,627	28,927,881	21,404,715
BHFTI Brighthouse/Aberdeen Emerging Markets Equity Sub-Account	29,585,436	285,360,795	17,927,898	63,266,854
BHFTI Brighthouse/Artisan International Sub-Account	25,066	250,383	46,851	53,563
BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account	9,019,712	91,405,049	14,860,233	11,071,888
BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account	14,903,177	144,742,449	21,824,053	21,883,614
BHFTI Brighthouse/Templeton International Bond Sub-Account	3,862,900	40,626,195	6,448,025	2,981,218
BHFTI Brighthouse/Wellington Large Cap Research Sub-Account	1,064,100	12,448,711	1,929,913	2,204,041
BHFTI Clarion Global Real Estate Sub-Account	19,368,350	217,790,430	26,596,616	14,006,074
BHFTI Harris Oakmark International Sub-Account	42,810,663	556,472,001	82,352,260	98,681,851
BHFTI Invesco Balanced-Risk Allocation Sub-Account	91,832,309	916,398,961	98,036,909	104,800,588
BHFTI Invesco Comstock Sub-Account	52,259,502	627,486,383	84,411,209	41,795,672
BHFTI Invesco Global Equity Sub-Account	1,975,384	37,009,582	729,685	11,000,546
BHFTI Invesco Small Cap Growth Sub-Account	25,629,950	336,488,889	33,812,886	66,740,282
BHFTI JPMorgan Core Bond Sub-Account	36,010,027	376,042,256	83,430,118	43,172,152
BHFTI JPMorgan Global Active Allocation Sub-Account	92,570,952	1,029,990,927	62,785,703	119,705,283
BHFTI JPMorgan Small Cap Value Sub-Account	1,561,699	21,997,022	3,179,528	1,744,864
BHFTI Loomis Sayles Global Allocation Sub-Account	9,525,769	131,427,492	22,229,865	14,922,586
BHFTI Loomis Sayles Growth Sub-Account	30,324,747	345,645,492	146,497,778	93,585,010
BHFTI MetLife Multi-Index Targeted Risk Sub-Account	77,277,462	905,573,005	113,872,236	79,410,489
BHFTI MFS® Research International Sub-Account	18,824,272	206,598,040	17,616,304	23,816,174
BHFTI Morgan Stanley Discovery Sub-Account	9,872,872	163,773,773	63,468,203	155,582,252
BHFTI PanAgora Global Diversified Risk Sub-Account	13,041,370	139,937,934	28,759,107	18,865,211
BHFTI PIMCO Inflation Protected Bond Sub-Account	52,743,508	563,068,518	57,045,429	83,562,621
BHFTI PIMCO Total Return Sub-Account	115,558,400	1,358,982,130	238,761,171	201,434,730
BHFTI Schroders Global Multi-Asset Sub-Account	68,100,699	794,726,827	61,088,694	91,491,894
BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	188,584	1,814,242	1,443,703	461,498
BHFTI SSGA Growth and Income ETF Sub-Account	97,809,462	1,074,950,697	73,613,367	106,498,097
BHFTI SSGA Growth ETF Sub-Account	34,838,544	373,791,966	29,292,386	41,077,134
BHFTI T. Rowe Price Large Cap Value Sub-Account	25,595,484	702,739,743	96,146,060	53,397,546
BHFTI T. Rowe Price Mid Cap Growth Sub-Account	52,075,762	476,602,310	69,495,319	57,517,228
BHFTI TCW Core Fixed Income Sub-Account	31,492	325,473	102,841	50,573
BHFTI Victory Sycamore Mid Cap Value Sub-Account	12,674,871	209,771,829	27,085,056	22,601,037
BHFTI Wells Capital Management Mid Cap Value Sub-Account	9,990,445	122,128,505	15,326,836	16,689,655

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Continued)

	As of December 31, 2020		For the year ended December 31, 2020
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTI Western Asset Management Government Income Sub-Account	49,591,232	534,075,858	100,791,503	73,695,531
BHFTII Baillie Gifford International Stock Sub-Account	16,311,655	164,065,327	30,241,768	40,826,400
BHFTII BlackRock Bond Income Sub-Account	1,170,668	124,963,742	41,100,128	9,505,060
BHFTII BlackRock Capital Appreciation Sub-Account	1,828,808	73,670,512	32,848,058	9,168,953
BHFTII BlackRock Ultra-Short Term Bond Sub-Account	3,329,242	335,424,183	158,634,439	101,927,174
BHFTII Brighthouse Asset Allocation 20 Sub-Account	14,996,800	160,914,532	65,637,562	31,806,505
BHFTII Brighthouse Asset Allocation 40 Sub-Account	261,745,280	3,081,862,052	229,622,140	354,309,295
BHFTII Brighthouse Asset Allocation 60 Sub-Account	469,340,459	5,770,062,290	494,420,969	597,894,861
BHFTII Brighthouse Asset Allocation 80 Sub-Account	400,255,770	5,320,388,779	553,340,093	603,898,070
BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account	753,252	158,837,935	12,454,622	19,515,719
BHFTII Brighthouse/Dimensional International Small Company Sub-Account	5,443,664	69,980,059	8,519,379	9,470,508
BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account	22,811,675	666,092,742	104,434,114	85,547,324
BHFTII Frontier Mid Cap Growth Sub-Account	2,271,937	68,677,689	13,378,469	10,993,549
BHFTII Jennison Growth Sub-Account	32,413,402	447,301,575	100,808,957	131,832,725
BHFTII Loomis Sayles Small Cap Core Sub-Account	58,107	13,448,035	1,688,528	1,373,052
BHFTII Loomis Sayles Small Cap Growth Sub-Account	28,317	351,841	136,307	28,371
BHFTII MetLife Aggregate Bond Index Sub-Account	31,649,525	343,531,758	70,447,881	39,785,695
BHFTII MetLife Mid Cap Stock Index Sub-Account	9,725,501	153,942,796	25,454,137	19,279,371
BHFTII MetLife MSCI EAFE® Index Sub-Account	11,766,081	142,802,070	50,299,679	12,360,304
BHFTII MetLife Russell 2000® Index Sub-Account	8,530,391	142,465,479	26,929,782	26,628,554
BHFTII MetLife Stock Index Sub-Account	12,985,236	520,860,324	105,410,619	90,485,588
BHFTII MFS® Total Return Sub-Account	205,442	31,446,621	3,477,310	5,667,044
BHFTII MFS® Value Sub-Account	20,423,219	298,348,100	48,934,630	21,507,379
BHFTII Neuberger Berman Genesis Sub-Account	6,437,812	106,278,924	14,496,474	16,245,821
BHFTII T. Rowe Price Large Cap Growth Sub-Account	15,815,497	341,196,052	55,811,801	52,672,022
BHFTII T. Rowe Price Small Cap Growth Sub-Account	633,988	12,380,094	2,595,041	2,973,838
BHFTII VanEck Global Natural Resources Sub-Account	7,223,893	74,051,389	9,226,336	21,417,493
BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	70,155,356	910,692,223	90,113,040	84,801,045
BHFTII Western Asset Management U.S. Government Sub-Account	20,384,594	242,939,656	52,697,742	38,307,399
BlackRock Global Allocation V.I. Sub-Account	1,682,509	24,337,788	10,217,176	1,310,489
DWS I CROCI® International VIP Sub-Account	1,378,128	12,211,702	561,088	1,269,034
Federated Hermes High Income Bond Fund II Sub-Account	353	2,356	124	32
Federated Hermes Kaufman Fund II Sub-Account	3,968	61,065	7,783	1,221
Fidelity® VIP Asset Manager Sub-Account	3,806,248	57,891,158	2,528,239	6,071,398
Fidelity® VIP Contrafund Sub-Account	13,894,151	399,133,804	15,392,039	105,686,173
Fidelity® VIP Equity-Income Sub-Account	167,555	3,704,114	241,815	444,551
Fidelity® VIP FundsManager 50% Sub-Account	263,604,745	3,113,860,982	113,302,242	513,457,588
Fidelity® VIP FundsManager 60% Sub-Account	194,293,106	1,947,777,000	72,940,290	244,711,216
Fidelity® VIP Government Money Market Sub-Account	15,788,681	15,788,681	3,431,900	3,906,531
Fidelity® VIP Growth Sub-Account	2,429,430	121,383,071	21,772,428	23,214,532
Fidelity® VIP Index 500 Sub-Account	186,770	27,579,786	1,289,836	6,803,570
Fidelity® VIP Mid Cap Sub-Account	11,011,785	327,966,580	12,541,674	47,035,653
Fidelity® VIP Overseas Sub-Account	171,076	3,247,914	283,351	489,330
FTVIPT Franklin Income VIP Sub-Account	14,412,022	215,252,620	19,973,929	17,836,269
FTVIPT Franklin Mutual Shares VIP Sub-Account	6,396,562	111,800,464	11,992,409	6,797,812
FTVIPT Franklin Small Cap Value VIP Sub-Account	8,258,154	127,789,833	14,518,760	11,024,401
FTVIPT Templeton Foreign VIP Sub-Account	4,994,817	70,953,313	6,568,235	3,140,601
FTVIPT Templeton Global Bond VIP Sub-Account	12,523,262	217,666,647	28,864,722	17,496,580
Invesco Oppenheimer V.I. Government Money Sub-Account	2,754	2,754	7	204
Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account	3,977,778	76,086,863	5,707,687	14,467,334

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2020		For the year ended December 31, 2020
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
Invesco Oppenheimer V.I. Main Street Sub-Account	636	15,712	1,921	239
Invesco V.I. American Franchise Sub-Account	48	2,803	263	55
Invesco V.I. Core Equity Sub-Account	3,685	108,418	24,578	28,680
Invesco V.I. Equity and Income Sub-Account	34,245,799	520,030,612	43,967,092	49,555,406
Invesco V.I. International Growth Sub-Account	5,673,959	164,643,213	10,741,171	25,668,124
Ivy VIP Asset Strategy Sub-Account	20,161	183,317	11,254	112,431
LMPVET ClearBridge Variable Aggressive Growth Sub-Account	11,093,769	247,720,963	39,000,139	39,380,145
LMPVET ClearBridge Variable Appreciation Sub-Account	8,872,953	281,311,226	30,936,449	55,293,956
LMPVET ClearBridge Variable Dividend Strategy Sub-Account	10,298,112	141,181,211	11,595,099	19,517,970
LMPVET ClearBridge Variable Large Cap Growth Sub-Account	71,385	1,525,015	171,049	438,300
LMPVET ClearBridge Variable Large Cap Value Sub-Account	384,390	7,198,802	1,581,911	965,001
LMPVET ClearBridge Variable Small Cap Growth Sub-Account	4,391,259	96,571,545	17,609,068	26,776,549
LMPVET QS Variable Conservative Growth Sub-Account	2,095,841	27,634,756	1,692,670	4,142,952
LMPVET QS Variable Growth Sub-Account	4,680,497	60,580,025	3,648,507	11,576,693
LMPVET QS Variable Moderate Growth Sub-Account	41,927	514,952	33,035	55,158
LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	12,394,459	95,593,578	13,186,599	9,498,125
MFS® VIT Investors Trust Sub-Account	106	2,358	126	53
MFS® VIT New Discovery Sub-Account	366	6,766	1,034	1,274
MFS® VIT Research Sub-Account	835	19,421	1,133	342
Morgan Stanley VIF Global Infrastructure Sub-Account	58,409	448,294	41,153	124,488
Neuberger Berman Genesis Sub-Account	115	5,042	299	64
PIMCO VIT CommodityRealReturn® Strategy Sub-Account	46,224	325,717	37,561	117,083
PIMCO VIT Dynamic Bond Sub-Account	34,596	349,956	67,166	304,011
PIMCO VIT Emerging Markets Bond Sub-Account	53,145	669,925	97,258	195,590
Pioneer VCT Mid Cap Value Sub-Account	3,164,525	56,494,222	5,217,092	5,216,348
Pioneer VCT Real Estate Shares Sub-Account	32,579	370,099	115,932	13,049
T. Rowe Price Government Money Sub-Account	167,411	167,411	530	27,011
T. Rowe Price Growth Stock Sub-Account	103,062	4,951,533	762,516	1,707,377
T. Rowe Price International Stock Sub-Account	24,699	376,043	27,211	117,834
TAP 1919 Variable Socially Responsive Balanced Sub-Account	11,172	335,738	176,794	19,202

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2020 and 2019:

	Alger Small Cap Growth Sub-Account		American Funds® Bond Sub-Account		American Funds® Global Growth Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	2,482,257	2,688,052	7,082,883	7,204,717	5,433,407	6,019,155
Units issued and transferred from other funding options	69,171	65,408	9,254,672	1,283,999	5,511,822	464,476
Units redeemed and transferred to other funding options	(326,041)	(271,203)	(8,870,868)	(1,405,833)	(6,101,810)	(1,050,224)
Units end of year	2,225,387	2,482,257	7,466,687	7,082,883	4,843,419	5,433,407
	BHFTI AB Global Dynamic Allocation Sub-Account		BHFTI AB International Bond Sub-Account		BHFTI American Funds® Balanced Allocation Sub-Account
	2020	2019	2020	2019 (a)	2020	2019
Units beginning of year	191,775,185	212,871,321	149,010	—	188,980,273	203,079,308
Units issued and transferred from other funding options	182,758,556	2,296,524	735,877	159,652	192,013,230	9,780,218
Units redeemed and transferred to other funding options	(201,376,239)	(23,392,660)	(412,704)	(10,642)	(203,295,943)	(23,879,253)
Units end of year	173,157,502	191,775,185	472,183	149,010	177,697,560	188,980,273
	BHFTI AQR Global Risk Balanced Sub-Account		BHFTI BlackRock Global Tactical Strategies Sub-Account		BHFTI BlackRock High Yield Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	162,027,889	182,066,578	319,007,558	353,756,093	10,050,021	8,357,441
Units issued and transferred from other funding options	156,900,566	2,017,350	306,558,273	3,977,511	15,970,945	3,320,428
Units redeemed and transferred to other funding options	(171,564,449)	(22,056,039)	(336,914,346)	(38,726,046)	(13,954,178)	(1,627,848)
Units end of year	147,364,006	162,027,889	288,651,485	319,007,558	12,066,788	10,050,021
	BHFTI Brighthouse/Aberdeen Emerging Markets Equity Sub-Account		BHFTI Brighthouse/ Artisan International Sub-Account		BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	31,136,134	35,052,942	26,483	30,041	7,102,972	6,426,630
Units issued and transferred from other funding options	33,334,994	2,250,629	25,707	159	8,737,835	1,875,253
Units redeemed and transferred to other funding options	(36,851,750)	(6,167,437)	(27,728)	(3,717)	(8,683,484)	(1,198,911)
Units end of year	27,619,378	31,136,134	24,462	26,483	7,157,323	7,102,972

(a) For the period April 29, 2019 to December 31, 2019.

	American Funds® Global Small Capitalization Sub-Account		American Funds® Growth Sub-Account		American Funds® Growth-Income Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	2,170,953	2,457,371	1,656,362	1,952,191	2,972,685	2,624,423
Units issued and transferred from other funding options	1,939,018	137,538	1,346,471	31,505	4,040,624	690,522
Units redeemed and transferred to other funding options	(2,205,690)	(423,956)	(1,719,488)	(327,334)	(3,633,064)	(342,260)
Units end of year	1,904,281	2,170,953	1,283,345	1,656,362	3,380,245	2,972,685
	BHFTI American Funds® Growth Allocation Sub-Account		BHFTI American Funds® Growth Sub-Account		BHFTI American Funds® Moderate Allocation Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	104,820,922	113,490,991	70,394,914	72,677,305	94,117,069	101,025,606
Units issued and transferred from other funding options	108,857,018	5,872,013	79,172,639	9,470,430	96,944,014	5,138,290
Units redeemed and transferred to other funding options	(114,926,940)	(14,542,082)	(86,788,393)	(11,752,821)	(101,934,993)	(12,046,827)
Units end of year	98,751,000	104,820,922	62,779,160	70,394,914	89,126,090	94,117,069
	BHFTI Brighthouse Asset Allocation 100 Sub-Account		BHFTI Brighthouse Balanced Plus Sub-Account		BHFTI Brighthouse Small Cap Value Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	25,514,590	27,764,232	463,543,612	503,167,035	6,746,819	7,365,900
Units issued and transferred from other funding options	26,516,250	1,115,616	459,852,833	16,479,991	8,602,639	546,670
Units redeemed and transferred to other funding options	(28,332,277)	(3,365,258)	(496,005,720)	(56,103,414)	(8,450,656)	(1,165,751)
Units end of year	23,698,563	25,514,590	427,390,725	463,543,612	6,898,802	6,746,819
	BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account		BHFTI Brighthouse/Templeton International Bond Sub-Account		BHFTI Brighthouse/Wellington Large Cap Research Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	14,180,858	14,147,915	2,605,011	2,637,613	683,658	754,715
Units issued and transferred from other funding options	17,831,750	2,738,353	3,283,127	346,120	702,213	13,815
Units redeemed and transferred to other funding options	(18,144,252)	(2,705,410)	(3,104,683)	(378,722)	(749,384)	(84,872)
Units end of year	13,868,356	14,180,858	2,783,455	2,605,011	636,487	683,658

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2020 and 2019:

	BHFTI Clarion Global Real Estate Sub-Account		BHFTI Harris Oakmark International Sub-Account		BHFTI Invesco Balanced-Risk Allocation Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	10,381,751	12,065,705	19,379,051	21,052,149	694,292,713	765,263,861
Units issued and transferred from other funding options	12,838,749	549,465	24,048,667	2,043,711	682,273,947	28,218,482
Units redeemed and transferred to other funding options	(12,569,346)	(2,233,419)	(25,072,914)	(3,716,809)	(750,924,514)	(99,189,630)
Units end of year	10,651,154	10,381,751	18,354,804	19,379,051	625,642,146	694,292,713
	BHFTI JPMorgan Core Bond Sub-Account		BHFTI JPMorgan Global Active Allocation Sub-Account		BHFTI JPMorgan Small Cap Value Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	28,559,915	28,609,283	790,613,372	870,005,941	907,357	940,191
Units issued and transferred from other funding options	39,433,722	4,910,846	778,857,818	27,693,283	1,195,128	84,368
Units redeemed and transferred to other funding options	(36,781,551)	(4,960,214)	(843,876,937)	(107,085,852)	(1,106,789)	(117,202)
Units end of year	31,212,086	28,559,915	725,594,253	790,613,372	995,696	907,357
	BHFTI MFS® Research International Sub-Account		BHFTI Morgan Stanley Discovery Sub-Account		BHFTI PanAgora Global Diversified Risk Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	12,563,346	13,932,370	7,926,586	9,448,933	107,444,025	106,655,491
Units issued and transferred from other funding options	12,977,836	841,809	6,776,702	995,358	127,699,892	22,357,791
Units redeemed and transferred to other funding options	(13,779,302)	(2,210,833)	(9,381,344)	(2,517,705)	(129,301,096)	(21,569,257)
Units end of year	11,761,880	12,563,346	5,321,944	7,926,586	105,842,821	107,444,025
	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account		BHFTI SSGA Growth and Income ETF Sub-Account		BHFTI SSGA Growth ETF Sub-Account
	2020	2019 (a)	2020	2019	2020	2019
Units beginning of year	84,800	—	64,832,638	70,665,371	22,661,159	24,904,386
Units issued and transferred from other funding options	324,157	85,661	63,899,519	1,839,714	22,856,025	884,861
Units redeemed and transferred to other funding options	(221,282)	(861)	(68,651,555)	(7,672,447)	(24,521,097)	(3,128,088)
Units end of year	187,675	84,800	60,080,602	64,832,638	20,996,087	22,661,159

(a) For the period April 29, 2019 to December 31, 2019.

	BHFTI Invesco Comstock Sub-Account		BHFTI Invesco Global Equity Sub-Account		BHFTI Invesco Small Cap Growth Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	27,023,016	29,425,080	1,452,210	1,691,467	8,712,881	9,018,510
Units issued and transferred from other funding options	33,432,777	2,435,536	1,324,421	51,949	9,578,987	1,193,447
Units redeemed and transferred to other funding options	(32,893,829)	(4,837,600)	(1,575,878)	(291,206)	(10,682,262)	(1,499,076)
Units end of year	27,561,964	27,023,016	1,200,753	1,452,210	7,609,606	8,712,881
	BHFTI Loomis Sayles Global Allocation Sub-Account		BHFTI Loomis Sayles Growth Sub-Account		BHFTI MetLife Multi-Index Targeted Risk Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	6,574,748	7,006,931	21,093,686	23,583,660	558,551,821	594,369,348
Units issued and transferred from other funding options	7,490,315	765,951	19,119,321	1,534,246	576,678,438	30,755,420
Units redeemed and transferred to other funding options	(7,589,397)	(1,198,134)	(23,308,189)	(4,024,220)	(607,715,580)	(66,572,947)
Units end of year	6,475,666	6,574,748	16,904,818	21,093,686	527,514,679	558,551,821
	BHFTI PIMCO Inflation Protected Bond Sub-Account		BHFTI PIMCO Total Return Sub-Account		BHFTI Schroders Global Multi-Asset Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	37,065,872	40,080,372	71,240,472	76,540,109	601,907,932	679,440,347
Units issued and transferred from other funding options	40,582,774	3,439,641	85,011,598	7,975,106	588,625,402	14,576,316
Units redeemed and transferred to other funding options	(42,869,257)	(6,454,141)	(84,935,685)	(13,274,743)	(641,805,908)	(92,108,731)
Units end of year	34,779,389	37,065,872	71,316,385	71,240,472	548,727,426	601,907,932
	BHFTI T. Rowe Price Large Cap Value Sub-Account		BHFTI T. Rowe Price Mid Cap Growth Sub-Account		BHFTI TCW Core Fixed Income Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	8,304,152	9,073,593	17,948,180	19,662,128	26,085	30,719
Units issued and transferred from other funding options	7,178,748	547,777	20,159,171	1,848,957	38,211	2,684
Units redeemed and transferred to other funding options	(7,400,235)	(1,317,218)	(21,381,905)	(3,562,905)	(34,009)	(7,318)
Units end of year	8,082,665	8,304,152	16,725,446	17,948,180	30,287	26,085

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2020 and 2019:

	BHFTI Victory Sycamore Mid Cap Value Sub-Account		BHFTI Wells Capital Management Mid Cap Value Sub-Account		BHFTI Western Asset Management Government Income Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	4,898,181	5,527,899	4,369,039	5,031,010	44,155,510	47,610,656
Units issued and transferred from other funding options	5,828,158	264,714	4,948,317	191,641	61,236,587	6,935,756
Units redeemed and transferred to other funding options	(5,917,254)	(894,432)	(5,213,725)	(853,612)	(59,391,599)	(10,390,902)
Units end of year	4,809,085	4,898,181	4,103,631	4,369,039	46,000,498	44,155,510
	BHFTII BlackRock Ultra-Short Term Bond Sub-Account		BHFTII Brighthouse Asset Allocation 20 Sub-Account		BHFTII Brighthouse Asset Allocation 40 Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	27,409,436	28,914,668	8,213,048	7,342,533	180,564,815	202,906,702
Units issued and transferred from other funding options	58,703,803	11,555,241	15,856,303	2,619,672	174,232,759	3,622,853
Units redeemed and transferred to other funding options	(52,646,173)	(13,060,473)	(13,941,614)	(1,749,157)	(191,550,607)	(25,964,740)
Units end of year	33,467,066	27,409,436	10,127,737	8,213,048	163,246,967	180,564,815
	BHFTII Brighthouse/Dimensional International Small Company Sub-Account		BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account		BHFTII Frontier Mid Cap Growth Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	2,634,686	2,801,946	19,143,595	22,089,432	2,377,524	2,592,967
Units issued and transferred from other funding options	3,121,927	358,877	19,420,513	920,562	2,676,835	296,838
Units redeemed and transferred to other funding options	(3,254,284)	(526,137)	(20,991,299)	(3,866,399)	(2,842,923)	(512,281)
Units end of year	2,502,329	2,634,686	17,572,809	19,143,595	2,211,436	2,377,524
	BHFTII MetLife Aggregate Bond Index Sub-Account		BHFTII MetLife Mid Cap Stock Index Sub-Account		BHFTII MetLife MSCI EAFE® Index Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	19,628,737	20,516,851	4,540,665	4,807,176	7,920,621	8,638,406
Units issued and transferred from other funding options	27,974,388	4,096,556	4,955,183	667,158	13,946,633	1,068,543
Units redeemed and transferred to other funding options	(26,727,759)	(4,984,670)	(5,006,610)	(933,669)	(11,451,306)	(1,786,328)
Units end of year	20,875,366	19,628,737	4,489,238	4,540,665	10,415,948	7,920,621

(a) For the period April 29, 2019 to December 31, 2019.

	BHFTII Baillie Gifford International Stock Sub-Account		BHFTII BlackRock Bond Income Sub-Account		BHFTII BlackRock Capital Appreciation Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	16,290,773	18,628,820	1,471,276	1,262,721	28,653,659	12,135,301
Units issued and transferred from other funding options	17,641,264	884,515	2,403,091	443,268	60,351,772	20,221,354
Units redeemed and transferred to other funding options	(19,151,484)	(3,222,562)	(1,988,195)	(234,713)	(47,822,158)	(3,702,996)
Units end of year	14,780,553	16,290,773	1,886,172	1,471,276	41,183,273	28,653,659
	BHFTII Brighthouse Asset Allocation 60 Sub-Account		BHFTII Brighthouse Asset Allocation 80 Sub-Account		BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	296,937,812	329,067,375	260,378,401	289,237,581	6,386,727	6,972,807
Units issued and transferred from other funding options	284,206,146	8,434,530	246,851,726	3,134,347	7,139,420	377,961
Units redeemed and transferred to other funding options	(311,329,828)	(40,564,093)	(273,041,061)	(31,993,527)	(7,440,895)	(964,041)
Units end of year	269,814,130	296,937,812	234,189,066	260,378,401	6,085,252	6,386,727
	BHFTII Jennison Growth Sub-Account		BHFTII Loomis Sayles Small Cap Core Sub-Account		BHFTII Loomis Sayles Small Cap Growth Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	15,069,529	16,632,803	189,127	208,357	8,434	12,889
Units issued and transferred from other funding options	15,963,882	1,429,659	211,078	7,431	13,423	1,200
Units redeemed and transferred to other funding options	(17,972,143)	(2,992,933)	(217,403)	(26,661)	(10,798)	(5,655)
Units end of year	13,061,268	15,069,529	182,802	189,127	11,059	8,434
	BHFTII MetLife Russell 2000® Index Sub-Account		BHFTII MetLife Stock Index Sub-Account		BHFTII MFS® Total Return Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	4,658,624	4,827,070	19,891,745	21,350,722	481,703	547,628
Units issued and transferred from other funding options	5,720,998	909,092	22,659,804	2,875,646	386,632	33,888
Units redeemed and transferred to other funding options	(5,878,872)	(1,077,538)	(23,459,151)	(4,334,623)	(438,836)	(99,813)
Units end of year	4,500,750	4,658,624	19,092,398	19,891,745	429,499	481,703

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2020 and 2019:

	BHFTII MFS® Value Sub-Account		BHFTII Neuberger Berman Genesis Sub-Account		BHFTII T. Rowe Price Large Cap Growth Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	8,738,762	9,345,345	4,057,757	4,313,161	17,675,457	16,833,803
Units issued and transferred from other funding options	10,677,253	941,941	4,239,344	404,291	21,126,898	4,026,895
Units redeemed and transferred to other funding options	(10,336,020)	(1,548,524)	(4,484,661)	(659,695)	(22,091,680)	(3,185,241)
Units end of year	9,079,995	8,738,762	3,812,440	4,057,757	16,710,675	17,675,457
	BHFTII Western Asset Management U.S. Government Sub-Account		BlackRock Global Allocation V.I. Sub-Account		DWS I CROCI® International VIP Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	12,288,527	12,864,119	636,532	327,579	1,122,507	1,189,127
Units issued and transferred from other funding options	17,540,163	2,035,671	1,222,182	376,254	54,821	40,464
Units redeemed and transferred to other funding options	(16,931,143)	(2,611,263)	(930,102)	(67,301)	(160,471)	(107,084)
Units end of year	12,897,547	12,288,527	928,612	636,532	1,016,857	1,122,507
	Fidelity® VIP Contrafund Sub-Account		Fidelity® VIP Equity-Income Sub-Account		Fidelity® VIP FundsManager 50% Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	16,768,389	18,483,447	162,042	188,322	228,385,067	275,172,032
Units issued and transferred from other funding options	12,152,070	973,254	277	386	559,360	365,596
Units redeemed and transferred to other funding options	(14,212,967)	(2,688,312)	(16,254)	(26,666)	(28,295,808)	(47,152,561)
Units end of year	14,707,492	16,768,389	146,065	162,042	200,648,619	228,385,067
	Fidelity® VIP Index 500 Sub-Account		Fidelity® VIP Mid Cap Sub-Account		Fidelity® VIP Overseas Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	1,603,022	1,773,192	4,886,437	5,255,869	265,333	290,819
Units issued and transferred from other funding options	3,913	3,178	5,479,533	506,604	20,209	11,403
Units redeemed and transferred to other funding options	(150,696)	(173,348)	(5,819,036)	(876,036)	(30,901)	(36,889)
Units end of year	1,456,239	1,603,022	4,546,934	4,886,437	254,641	265,333

(a) For the period April 29, 2019 to December 31, 2019.

	BHFTII T. Rowe Price Small Cap Growth Sub-Account		BHFTII VanEck Global Natural Resources Sub-Account		BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	292,768	312,692	7,390,509	6,884,892	26,453,474	29,089,667
Units issued and transferred from other funding options	188,357	25,750	9,160,711	1,692,497	28,968,369	2,417,442
Units redeemed and transferred to other funding options	(224,553)	(45,674)	(10,136,084)	(1,186,880)	(29,983,982)	(5,053,635)
Units end of year	256,572	292,768	6,415,136	7,390,509	25,437,861	26,453,474
	Federated Hermes High Income Bond Fund II Sub-Account		Federated Hermes Kaufman Fund II Sub-Account		Fidelity® VIP Asset Manager Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	168	168	5,211	5,211	3,194,131	3,584,269
Units issued and transferred from other funding options	—	—	—	—	92,181	60,653
Units redeemed and transferred to other funding options	—	—	—	—	(320,276)	(450,791)
Units end of year	168	168	5,211	5,211	2,966,036	3,194,131
	Fidelity® VIP FundsManager 60% Sub-Account		Fidelity® VIP Government Money Market Sub-Account		Fidelity® VIP Growth Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	137,434,051	161,436,447	2,360,205	2,554,414	4,727,832	5,216,221
Units issued and transferred from other funding options	412,415	413,773	638,444	270,304	124,508	75,898
Units redeemed and transferred to other funding options	(13,414,279)	(24,416,169)	(682,784)	(464,513)	(522,054)	(564,287)
Units end of year	124,432,187	137,434,051	2,315,865	2,360,205	4,330,286	4,727,832
	FTVIPT Franklin Income VIP Sub-Account		FTVIPT Franklin Mutual Shares VIP Sub-Account		FTVIPT Franklin Small Cap Value VIP Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	2,999,443	3,323,429	2,999,205	3,418,001	5,964,676	6,690,072
Units issued and transferred from other funding options	3,333,123	199,290	3,562,167	131,633	7,216,369	522,275
Units redeemed and transferred to other funding options	(3,426,068)	(523,276)	(3,532,124)	(550,429)	(7,340,620)	(1,247,671)
Units end of year	2,906,498	2,999,443	3,029,248	2,999,205	5,840,425	5,964,676

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2020 and 2019:

	FTVIPT Templeton Foreign VIP Sub-Account		FTVIPT Templeton Global Bond VIP Sub-Account		Invesco Oppenheimer V.I. Government Money Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	1,989,221	1,992,730	9,652,416	10,293,632	560	585
Units issued and transferred from other funding options	2,435,731	223,256	11,350,205	1,097,963	—	—
Units redeemed and transferred to other funding options	(2,334,229)	(226,765)	(11,346,374)	(1,739,179)	(31)	(25)
Units end of year	2,090,723	1,989,221	9,656,247	9,652,416	529	560
	Invesco V.I. Core Equity Sub-Account		Invesco V.I. Equity and Income Sub-Account		Invesco V.I. International Growth Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	15,110	16,354	21,646,824	23,855,831	6,222,306	7,312,222
Units issued and transferred from other funding options	—	2	22,719,401	1,400,961	6,361,858	235,464
Units redeemed and transferred to other funding options	(3,446)	(1,246)	(24,046,448)	(3,609,968)	(6,937,997)	(1,325,380)
Units end of year	11,664	15,110	20,319,777	21,646,824	5,646,167	6,222,306
	LMPVET ClearBridge Variable Dividend Strategy Sub-Account		LMPVET ClearBridge Variable Large Cap Growth Sub-Account		LMPVET ClearBridge Variable Large Cap Value Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	6,996,832	7,795,080	57,901	69,686	235,436	232,863
Units issued and transferred from other funding options	7,744,301	607,269	56,282	4,418	253,106	43,312
Units redeemed and transferred to other funding options	(8,043,365)	(1,405,517)	(63,470)	(16,203)	(259,260)	(40,739)
Units end of year	6,697,768	6,996,832	50,713	57,901	229,282	235,436
	LMPVET QS Variable Moderate Growth Sub-Account		LMPVIT Western Asset Variable Global High Yield Bond Sub-Account		MFS® VIT Investors Trust Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	24,153	25,741	3,260,422	3,297,946	273	273
Units issued and transferred from other funding options	22,663	339	4,024,614	493,871	—	—
Units redeemed and transferred to other funding options	(24,569)	(1,927)	(3,856,402)	(531,395)	—	—
Units end of year	22,247	24,153	3,428,634	3,260,422	273	273

(a) For the period April 29, 2019 to December 31, 2019.

	Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account		Invesco Oppenheimer V.I. Main Street Sub-Account		Invesco V.I. American Franchise Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	2,554,137	2,862,403	1,395	1,395	227	227
Units issued and transferred from other funding options	2,850,154	242,292	—	—	—	—
Units redeemed and transferred to other funding options	(3,047,420)	(550,558)	—	—	—	—
Units end of year	2,356,871	2,554,137	1,395	1,395	227	227
	Ivy VIP Asset Strategy Sub-Account		LMPVET ClearBridge Variable Aggressive Growth Sub-Account		LMPVET ClearBridge Variable Appreciation Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	15,461	16,591	9,742,083	10,306,862	7,974,959	8,114,870
Units issued and transferred from other funding options	10,192	2,292	10,220,114	1,026,239	9,560,221	1,185,383
Units redeemed and transferred to other funding options	(16,067)	(3,422)	(10,912,408)	(1,591,018)	(9,372,102)	(1,325,294)
Units end of year	9,586	15,461	9,049,789	9,742,083	8,163,078	7,974,959
	LMPVET ClearBridge Variable Small Cap Growth Sub-Account		LMPVET QS Variable Conservative Growth Sub-Account		LMPVET QS Variable Growth Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	3,412,090	3,317,005	1,180,673	1,337,369	2,720,954	3,186,503
Units issued and transferred from other funding options	3,777,487	575,731	1,146,451	21,659	2,521,058	62,277
Units redeemed and transferred to other funding options	(4,082,573)	(480,646)	(1,263,838)	(178,355)	(2,929,223)	(527,826)
Units end of year	3,107,004	3,412,090	1,063,286	1,180,673	2,312,789	2,720,954
	MFS® VIT New Discovery Sub-Account		MFS® VIT Research Sub-Account		Morgan Stanley VIF Global Infrastructure Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	331	493	1,745	1,848	36,351	37,631
Units issued and transferred from other funding options	17	5	—	—	33,243	5,551
Units redeemed and transferred to other funding options	(44)	(167)	—	(103)	(39,844)	(6,831)
Units end of year	304	331	1,745	1,745	29,750	36,351

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2020 and 2019:

	Neuberger Berman Genesis Sub-Account		PIMCO VIT CommodityRealReturn® Strategy Sub-Account		PIMCO VIT Dynamic Bond Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	181	181	60,126	61,287	57,085	53,631
Units issued and transferred from other funding options	—	—	49,213	11,473	41,933	9,783
Units redeemed and transferred to other funding options	—	—	(67,903)	(12,634)	(65,332)	(6,329)
Units end of year	181	181	41,436	60,126	33,686	57,085

	T. Rowe Price Government Money Sub-Account		T. Rowe Price Growth Stock Sub-Account
	2020	2019	2020	2019
Units beginning of year	11,183	10,481	31,786	34,907
Units issued and transferred from other funding options	128	1,118	1,881	1,426
Units redeemed and transferred to other funding options	(1,595)	(416)	(6,142)	(4,547)
Units end of year	9,716	11,183	27,525	31,786

(a) For the period April 29, 2019 to December 31, 2019.

	PIMCO VIT Emerging Markets Bond Sub-Account		Pioneer VCT Mid Cap Value Sub-Account		Pioneer VCT Real Estate Shares Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	68,327	79,304	1,018,436	1,148,743	6,239	7,520
Units issued and transferred from other funding options	67,816	2,681	1,204,833	69,303	9,644	207
Units redeemed and transferred to other funding options	(78,658)	(13,658)	(1,222,876)	(199,610)	(8,080)	(1,488)
Units end of year	57,485	68,327	1,000,393	1,018,436	7,803	6,239

	T. Rowe Price International Stock Sub-Account		TAP 1919 Variable Socially Responsive Balanced Sub-Account
	2020	2019	2020	2019
Units beginning of year	25,828	26,491	3,561	3,756
Units issued and transferred from other funding options	1,104	1,051	7,909	6
Units redeemed and transferred to other funding options	(5,486)	(1,714)	(5,675)	(201)
Units end of year	21,446	25,828	5,795	3,561

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, portfolio, or series, for the respective stated periods in the five years ended December 31, 2020:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Alger Small Cap Growth	2020	2,225,387	38.06 - 39.22	85,705,650	1.06	1.25 - 1.40	64.82 - 65.07
Sub-Account	2019	2,482,257	23.09 - 23.76	57,974,899	—	1.25 - 1.40	27.54 - 27.73
	2018	2,688,052	18.10 - 18.60	49,200,272	—	1.25 - 1.40	0.02 - 0.17
	2017	2,933,840	18.10 - 18.57	53,660,724	—	1.25 - 1.40	26.95 - 27.14
	2016	3,200,478	14.26 - 14.61	46,089,499	—	1.25 - 1.40	4.76 - 4.92
American Funds® Bond	2020	7,466,687	11.14 - 23.46	134,552,780	2.08	0.95 - 1.90	7.42 - 8.69
Sub-Account	2019	7,082,883	10.37 - 21.58	125,217,632	2.53	0.95 - 1.90	7.14 - 8.32
	2018	7,204,717	9.68 - 19.92	124,089,879	2.35	0.95 - 1.90	(2.66) - (1.66)
	2017	7,338,385	9.95 - 20.26	135,763,632	1.93	0.95 - 1.90	1.45 - 2.69
	2016	7,293,353	9.80 - 19.73	132,721,070	1.64	0.95 - 1.90	(1.68) - 1.97
American Funds® Global	2020	4,843,419	25.87 - 90.36	329,451,317	0.33	0.90 - 2.30	27.49 - 29.29
Growth Sub-Account	2019	5,433,407	20.23 - 69.88	300,888,587	1.07	0.90 - 2.30	32.20 - 34.06
	2018	6,019,155	15.27 - 52.13	259,695,866	0.65	0.90 - 2.30	(11.12) - (9.86)
	2017	6,214,664	17.14 - 57.83	313,542,010	0.64	0.90 - 2.30	28.49 - 30.30
	2016	6,980,723	13.31 - 44.38	277,038,594	0.91	0.90 - 2.30	(1.67) - 2.43
American Funds® Global	2020	1,904,281	22.48 - 74.71	116,208,099	0.17	0.89 - 1.90	27.08 - 28.57
Small Capitalization	2019	2,170,953	17.69 - 58.11	105,538,846	0.15	0.89 - 1.90	28.90 - 30.35
Sub-Account	2018	2,457,371	13.72 - 44.58	94,290,816	0.08	0.89 - 1.90	(12.41) - (11.34)
	2017	2,697,437	15.67 - 50.28	119,807,921	0.43	0.89 - 1.90	23.39 - 24.78
	2016	2,939,876	12.70 - 40.30	106,488,578	0.25	0.89 - 1.90	0.18 - 2.23
American Funds® Growth	2020	1,283,345	464.36 - 781.47	807,910,576	0.31	0.89 - 2.30	48.62 - 50.73
Sub-Account	2019	1,656,362	312.46 - 518.46	697,847,684	0.72	0.89 - 2.30	27.80 - 29.61
	2018	1,952,191	244.49 - 400.00	639,631,254	0.41	0.89 - 2.30	(2.53) - (1.14)
	2017	2,352,201	250.83 - 404.60	785,751,753	0.49	0.89 - 2.30	25.38 - 27.16
	2016	2,741,584	200.05 - 318.18	724,894,313	0.76	0.89 - 2.30	7.00 - 8.52
American Funds®	2020	3,380,245	24.67 - 364.18	412,186,878	1.34	0.89 - 2.30	10.96 - 12.54
Growth-Income Sub-Account	2019	2,972,685	22.18 - 323.61	392,698,921	1.62	0.89 - 2.30	23.27 - 25.02
	2018	2,624,423	17.95 - 258.85	348,945,965	1.36	0.89 - 2.30	(4.03) - (2.66)
	2017	2,282,271	18.66 - 265.93	403,461,557	1.38	0.89 - 2.30	19.61 - 21.30
	2016	2,163,637	15.56 - 219.23	363,982,389	1.47	0.89 - 2.30	6.81 - 10.53
BHFTI AB Global Dynamic	2020	173,157,502	14.18 - 16.32	2,697,018,446	1.76	0.90 - 2.35	3.62 - 5.13
Allocation Sub-Account	2019	191,775,185	13.69 - 15.53	2,854,590,240	3.45	0.90 - 2.35	15.33 - 17.02
	2018	212,871,321	11.87 - 13.27	2,720,841,165	1.66	0.90 - 2.35	(9.14) - (7.81)
	2017	234,041,870	13.06 - 14.39	3,260,338,788	1.48	0.90 - 2.35	10.99 - 12.60
	2016	252,960,506	11.77 - 12.78	3,143,878,353	1.58	0.90 - 2.35	(0.62) - 2.67
BHFTI AB International	2020	472,183	10.62 - 10.74	5,056,411	2.09	1.15 - 1.80	2.52 - 3.19
Bond Sub-Account	2019	149,010	10.38 - 10.41	1,548,814	—	1.15 - 1.55	3.79 - 4.07
(Commenced 4/29/2019)

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI American Funds®	2020	177,697,560	17.60 - 21.16	3,478,672,495	1.71	0.90 - 2.35	12.88 - 14.53
Balanced Allocation	2019	188,980,273	15.59 - 18.47	3,247,960,104	1.80	0.90 - 2.35	16.75 - 18.46
Sub-Account	2018	203,079,308	13.35 - 15.59	2,963,267,735	1.46	0.90 - 2.35	(6.55) - (5.17)
	2017	220,323,596	14.29 - 16.44	3,411,543,507	1.49	0.90 - 2.35	14.15 - 15.81
	2016	234,371,003	12.52 - 14.20	3,152,567,972	1.62	0.90 - 2.35	2.90 - 6.84
BHFTI American Funds®	2020	98,751,000	19.08 - 22.94	2,084,636,005	1.55	0.90 - 2.35	14.20 - 15.88
Growth Allocation	2019	104,820,922	16.71 - 19.80	1,920,984,751	1.69	0.90 - 2.35	7.66 - 22.53
Sub-Account	2018	113,490,991	13.84 - 16.16	1,707,533,593	1.21	0.90 - 2.35	(7.97) - (6.62)
	2017	122,012,392	15.03 - 17.30	1,978,846,627	1.24	0.90 - 2.35	18.54 - 20.26
	2016	128,517,470	12.68 - 14.39	1,744,990,829	1.30	0.90 - 2.35	6.43 - 7.98
BHFTI American Funds®	2020	62,779,160	3.70 - 38.93	1,233,374,489	0.83	0.95 - 2.35	48.11 - 50.20
Growth Sub-Account	2019	70,394,914	2.47 - 25.92	896,578,462	0.43	0.95 - 2.35	27.31 - 29.11
	2018	72,677,305	1.92 - 20.08	701,041,738	0.39	0.95 - 2.35	(2.82) - (0.54)
	2017	73,869,010	1.96 - 20.37	747,840,737	0.40	0.95 - 2.35	24.94 - 26.70
	2016	77,428,972	1.55 - 16.08	654,182,440	0.29	0.95 - 2.35	6.57 - 8.32
BHFTI American Funds®	2020	89,126,090	15.89 - 19.10	1,577,916,391	1.88	0.90 - 2.35	10.36 - 11.98
Moderate Allocation	2019	94,117,069	14.40 - 17.06	1,496,155,462	1.97	0.90 - 2.35	13.46 - 15.12
Sub-Account	2018	101,025,606	12.69 - 14.82	1,402,819,681	1.72	0.90 - 2.35	(5.67) - (4.29)
	2017	111,929,949	13.45 - 15.48	1,633,368,044	1.76	0.90 - 2.35	10.35 - 11.96
	2016	121,315,385	12.19 - 13.83	1,590,453,756	1.91	0.90 - 2.35	2.00 - 6.05
BHFTI AQR Global Risk	2020	147,364,006	11.50 - 13.38	1,915,973,321	2.34	0.90 - 2.35	0.63 - 2.10
Balanced Sub-Account	2019	162,027,889	11.35 - 13.13	2,073,668,948	2.95	0.90 - 2.35	17.13 - 18.84
	2018	182,066,578	9.61 - 11.07	1,970,551,063	0.38	0.90 - 2.35	(8.54) - (7.19)
	2017	202,498,724	10.43 - 11.96	2,373,211,858	1.71	0.90 - 2.35	7.26 - 8.82
	2016	221,364,216	9.79 - 11.01	2,395,534,199	—	0.90 - 2.35	2.44 - 7.98
BHFTI BlackRock Global	2020	288,651,485	13.54 - 15.58	4,290,514,129	1.57	0.90 - 2.35	1.88 - 3.37
Tactical Strategies	2019	319,007,558	13.29 - 15.07	4,609,258,546	0.19	0.90 - 2.35	17.82 - 19.54
Sub-Account	2018	353,756,093	11.28 - 12.61	4,296,443,283	1.43	0.90 - 2.35	(9.35) - (8.02)
	2017	388,316,355	12.44 - 13.71	5,151,909,115	0.67	0.90 - 2.35	10.68 - 12.30
	2016	421,174,334	11.24 - 12.21	4,999,248,698	1.45	0.90 - 2.35	0.63 - 3.50
BHFTI BlackRock High Yield	2020	12,066,788	19.82 - 38.81	400,160,681	5.30	0.90 - 2.35	5.00 - 6.54
Sub-Account	2019	10,050,021	18.69 - 36.43	309,535,208	5.84	0.90 - 2.35	12.19 - 13.82
	2018	8,357,441	16.49 - 32.01	223,555,426	4.89	0.90 - 2.35	(5.14) - (3.75)
	2017	8,401,774	17.21 - 33.25	232,649,098	5.44	0.90 - 2.35	5.26 - 6.80
	2016	8,860,074	16.19 - 31.14	231,879,405	6.73	0.90 - 2.35	7.19 - 12.96
BHFTI Brighthouse Asset	2020	23,698,563	23.18 - 29.30	620,704,942	1.17	0.90 - 2.35	16.14 - 17.84
Allocation 100 Sub-Account	2019	25,514,590	19.96 - 24.87	570,646,937	1.51	0.90 - 2.35	24.52 - 26.34
	2018	27,764,232	16.03 - 19.68	494,626,348	1.02	0.90 - 2.35	(12.17) - (10.88)
	2017	30,589,042	18.25 - 22.08	615,557,354	1.24	0.90 - 2.35	20.09 - 21.84
	2016	33,538,308	15.19 - 18.13	557,780,998	2.26	0.90 - 2.35	5.06 - 8.00
BHFTI Brighthouse Balanced	2020	427,390,725	16.95 - 19.51	7,948,644,035	2.35	0.90 - 2.35	9.90 - 11.51
Plus Sub-Account	2019	463,543,612	15.42 - 17.49	7,769,299,827	2.02	0.90 - 2.35	20.70 - 22.46
	2018	503,167,035	12.78 - 14.28	6,920,717,677	1.67	0.90 - 2.35	(9.53) - (8.20)
	2017	528,210,748	14.12 - 15.56	7,952,160,029	1.55	0.90 - 2.35	15.59 - 17.27
	2016	536,906,397	12.22 - 13.27	6,925,324,483	2.86	0.90 - 2.35	2.21 - 7.39

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Brighthouse Small Cap	2020	6,898,802	28.40 - 38.64	224,022,103	1.36	0.89 - 2.35	(2.89) - (1.21)
Value Sub-Account	2019	6,746,819	29.25 - 39.11	223,578,730	0.89	0.89 - 2.35	25.79 - 27.92
	2018	7,365,900	23.25 - 30.57	192,491,868	1.05	0.89 - 2.35	(17.21) - (15.73)
	2017	8,335,979	28.09 - 36.28	261,043,042	0.91	0.89 - 2.35	9.11 - 10.99
	2016	9,362,462	25.74 - 32.69	266,605,506	1.06	0.89 - 2.35	28.21 - 30.39
BHFTI Brighthouse/Aberdeen	2020	27,619,378	13.28 - 16.43	413,604,198	2.00	0.90 - 2.35	24.33 - 26.16
Emerging Markets Equity	2019	31,136,134	10.68 - 13.02	371,895,857	1.66	0.90 - 2.35	17.94 - 19.67
Sub-Account	2018	35,052,942	9.05 - 10.98	352,166,192	2.60	0.90 - 2.35	(16.19) - (14.95)
	2017	35,923,134	10.80 - 13.09	427,076,715	1.09	0.90 - 2.35	25.36 - 27.18
	2016	39,351,974	8.62 - 10.44	370,235,661	0.97	0.90 - 2.35	(0.57) - 10.50
BHFTI Brighthouse/Artisan	2020	24,462	12.91 - 13.53	325,773	0.99	0.90 - 1.60	5.95 - 6.70
International Sub-Account	2019	26,483	12.19 - 12.68	331,019	1.22	0.90 - 1.60	27.83 - 28.73
	2018	30,041	9.53 - 9.85	292,278	1.31	0.90 - 1.60	(12.33) - (11.71)
	2017	28,148	10.88 - 11.16	310,982	1.14	0.90 - 1.60	29.26 - 30.16
	2016	27,485	8.41 - 8.57	233,690	0.99	0.90 - 1.60	(10.71) - (10.09)
BHFTI Brighthouse/Eaton	2020	7,157,323	11.32 - 13.21	88,934,157	4.70	0.90 - 2.35	(0.31) - 1.15
Vance Floating Rate	2019	7,102,972	11.35 - 13.06	87,577,609	4.54	0.90 - 2.35	1.11 - 6.07
Sub-Account	2018	6,426,630	10.86 - 12.32	74,905,336	3.45	0.90 - 2.35	(2.03) - (0.59)
	2017	5,324,129	11.09 - 12.39	62,558,849	3.80	0.90 - 2.35	1.28 - 2.75
	2016	5,632,610	10.95 - 12.06	64,827,675	4.01	0.90 - 2.35	6.73 - 8.29
BHFTI Brighthouse/Franklin	2020	13,868,356	9.43 - 10.75	140,089,668	3.40	0.90 - 2.25	(0.15) - 1.21
Low Duration Total Return	2019	14,180,858	9.45 - 10.62	142,348,646	3.37	0.90 - 2.25	1.06 - 3.70
Sub-Account	2018	14,147,915	9.23 - 10.24	137,799,742	1.79	0.90 - 2.25	(1.81) - (0.47)
	2017	15,198,406	9.34 - 10.29	149,708,177	1.40	0.90 - 2.35	(1.02) - 0.43
	2016	14,680,889	9.44 - 10.25	144,974,836	2.90	0.90 - 2.35	0.74 - 2.21
BHFTI Brighthouse/Templeton	2020	2,783,455	10.65 - 12.11	31,598,432	6.34	0.95 - 2.05	(7.82) - (6.80)
International Bond	2019	2,605,011	11.56 - 13.00	31,904,131	8.19	0.95 - 2.05	(0.89) - 0.21
Sub-Account	2018	2,637,613	11.66 - 12.97	32,416,554	—	0.95 - 2.05	(1.06) - 0.04
	2017	3,032,605	11.78 - 12.96	37,465,324	—	0.95 - 2.05	(1.89) - (0.80)
	2016	3,153,303	11.87 - 13.07	39,493,620	—	0.95 - 2.20	(1.32) - (0.08)
BHFTI Brighthouse/Wellington	2020	636,487	24.65 - 32.73	17,975,178	0.97	0.90 - 2.30	19.32 - 20.94
Large Cap Research	2019	683,658	20.66 - 27.06	16,100,585	0.99	0.90 - 2.30	28.84 - 30.52
Sub-Account	2018	754,715	16.04 - 20.73	13,723,171	0.88	0.90 - 2.30	(8.44) - (7.24)
	2017	825,196	17.51 - 22.35	16,261,679	0.95	0.90 - 2.30	19.17 - 20.75
	2016	931,137	14.70 - 18.51	15,301,423	2.26	0.90 - 2.30	5.83 - 7.22
BHFTI Clarion Global Real	2020	10,651,154	17.61 - 81.42	221,573,688	4.47	0.90 - 2.35	(7.23) - (5.87)
Estate Sub-Account	2019	10,381,751	18.98 - 86.54	231,318,465	3.07	0.90 - 2.35	21.91 - 23.69
	2018	12,065,705	15.57 - 70.00	219,199,553	5.96	0.90 - 2.35	(10.78) - (9.47)
	2017	13,335,708	17.45 - 77.36	269,483,256	3.44	0.90 - 2.35	8.18 - 9.76
	2016	14,214,001	16.13 - 70.52	263,186,597	2.07	0.90 - 2.35	(4.89) - (0.03)
BHFTI Harris Oakmark	2020	18,354,804	25.65 - 34.87	562,041,229	3.40	0.90 - 2.35	2.67 - 4.17
International Sub-Account	2019	19,379,051	24.91 - 33.47	572,263,373	2.21	0.90 - 2.35	21.63 - 23.40
	2018	21,052,149	20.42 - 27.13	506,604,107	1.71	0.90 - 2.35	(25.75) - (24.66)
	2017	20,719,834	27.40 - 36.00	665,787,548	1.62	0.90 - 2.35	27.41 - 29.26
	2016	23,007,569	21.43 - 27.85	576,095,441	2.14	0.90 - 2.35	5.67 - 7.21

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Invesco Balanced-Risk	2020	625,642,146	1.30 - 14.72	910,058,045	5.43	0.90 - 2.35	7.57 - 9.15
Allocation Sub-Account	2019	694,292,713	1.21 - 13.50	926,602,213	—	0.90 - 2.35	12.60 - 14.25
	2018	765,263,861	1.07 - 11.82	895,562,846	1.17	0.90 - 2.35	(8.62) - (7.28)
	2017	827,358,429	1.17 - 12.75	1,045,419,886	3.74	0.90 - 2.35	7.45 - 9.02
	2016	818,076,929	1.09 - 11.62	940,598,161	0.15	0.90 - 2.35	4.88 - 10.72
BHFTI Invesco Comstock	2020	27,561,964	18.93 - 32.60	666,831,047	2.24	0.90 - 2.35	(2.82) - (1.40)
Sub-Account	2019	27,023,016	19.48 - 33.08	669,146,877	2.12	0.90 - 2.35	22.05 - 23.84
	2018	29,425,080	15.96 - 26.72	594,306,823	0.63	0.90 - 2.35	(14.21) - (12.95)
	2017	32,917,318	18.60 - 30.71	772,000,432	2.27	0.90 - 2.35	15.29 - 16.97
	2016	36,743,760	16.14 - 26.27	742,413,375	2.53	0.90 - 2.35	12.17 - 16.25
BHFTI Invesco Global Equity	2020	1,200,753	39.22 - 54.76	57,740,302	0.67	0.90 - 2.30	24.68 - 26.44
Sub-Account	2019	1,452,210	31.45 - 43.31	55,615,823	0.80	0.90 - 2.30	28.58 - 30.39
	2018	1,691,467	24.46 - 33.22	49,942,988	0.99	0.90 - 2.30	(15.13) - (13.93)
	2017	1,939,475	28.83 - 38.59	66,931,947	0.90	0.90 - 2.30	33.64 - 35.51
	2016	2,333,207	21.57 - 28.48	59,761,246	0.92	0.90 - 2.30	(2.05) - (0.67)
BHFTI Invesco Small Cap	2020	7,609,606	50.35 - 68.65	444,383,544	0.01	0.89 - 2.35	53.12 - 55.85
Growth Sub-Account	2019	8,712,881	32.88 - 44.05	328,897,224	—	0.89 - 2.35	21.52 - 23.53
	2018	9,018,510	27.06 - 35.66	277,369,783	—	0.89 - 2.35	(11.17) - (9.59)
	2017	9,589,654	30.46 - 39.44	328,908,162	—	0.89 - 2.35	22.43 - 24.50
	2016	10,669,549	24.88 - 31.68	296,393,238	—	0.89 - 2.35	8.71 - 10.73
BHFTI JPMorgan Core Bond	2020	31,212,086	11.14 - 12.78	387,827,774	3.21	0.90 - 2.35	5.38 - 6.92
Sub-Account	2019	28,559,915	10.49 - 12.00	333,208,483	4.46	0.90 - 2.35	5.70 - 7.25
	2018	28,609,283	9.85 - 11.23	313,000,009	2.76	0.90 - 2.35	(2.31) - (0.88)
	2017	30,860,383	10.01 - 11.38	342,738,205	2.47	0.90 - 2.20	1.07 - 2.39
	2016	31,064,359	9.84 - 11.16	339,144,828	2.78	0.90 - 2.20	0.01 - 1.31
BHFTI JPMorgan Global	2020	725,594,253	1.51 - 17.09	1,209,902,167	2.29	0.90 - 2.35	9.61 - 11.22
Active Allocation	2019	790,613,372	1.38 - 15.38	1,190,492,743	2.74	0.90 - 2.35	14.20 - 15.87
Sub-Account	2018	870,005,941	1.21 - 13.28	1,135,038,317	1.63	0.90 - 2.35	(9.36) - (8.02)
	2017	828,047,798	1.33 - 14.44	1,175,046,012	2.52	0.90 - 2.35	13.96 - 15.61
	2016	848,098,850	1.17 - 12.50	1,042,207,011	2.12	0.90 - 2.35	0.12 - 1.98
BHFTI JPMorgan Small Cap	2020	995,696	22.45 - 26.93	24,333,449	1.36	0.90 - 2.30	3.92 - 5.16
Value Sub-Account	2019	907,357	21.60 - 25.61	21,252,730	1.33	0.90 - 2.30	16.81 - 18.08
	2018	940,191	18.49 - 21.68	18,754,326	1.31	0.90 - 2.30	(15.73) - (14.68)
	2017	1,032,660	21.94 - 25.42	24,296,172	1.32	0.90 - 2.30	1.27 - 2.39
	2016	1,141,302	21.67 - 24.82	26,376,632	1.84	0.90 - 2.30	27.88 - 29.34
BHFTI Loomis Sayles Global	2020	6,475,666	24.87 - 30.55	181,751,511	0.68	0.95 - 2.35	12.12 - 13.70
Allocation Sub-Account	2019	6,574,748	22.18 - 26.87	162,833,245	1.49	0.95 - 2.35	24.56 - 26.32
	2018	7,006,931	17.81 - 21.27	138,105,130	1.84	0.95 - 2.35	(7.60) - (6.29)
	2017	7,449,959	19.27 - 22.83	157,610,283	1.39	0.90 - 2.35	20.12 - 21.87
	2016	8,505,955	16.04 - 18.73	148,612,417	1.67	0.90 - 2.35	1.78 - 3.84
BHFTI Loomis Sayles Growth	2020	16,904,818	20.61 - 351.34	419,467,488	0.62	0.90 - 2.35	29.15 - 31.87
Sub-Account	2019	21,093,686	15.93 - 269.23	400,838,028	0.81	0.90 - 2.35	20.70 - 22.46
	2018	23,583,660	13.06 - 220.81	367,812,591	0.58	0.90 - 2.35	(9.23) - (7.90)
	2017	27,853,512	14.25 - 240.67	473,171,845	0.72	0.90 - 2.35	15.67 - 17.35
	2016	31,716,282	12.20 - 205.91	461,921,010	0.40	0.90 - 2.35	0.30 - 1.76

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI MetLife Multi-Index	2020	527,514,679	1.52 - 16.64	986,060,233	2.19	0.90 - 2.20	4.23 - 5.60
Targeted Risk Sub-Account	2019	558,551,821	1.46 - 15.59	994,447,972	2.14	0.90 - 2.20	19.06 - 20.62
	2018	594,369,348	1.22 - 12.95	878,288,064	1.75	0.90 - 2.20	(9.22) - (8.02)
	2017	602,325,151	1.33 - 14.11	977,135,322	1.46	0.90 - 2.25	12.98 - 14.51
	2016	583,908,748	1.18 - 12.35	847,575,021	1.29	0.90 - 2.25	0.17 - 3.43
BHFTI MFS® Research	2020	11,761,880	18.97 - 27.31	258,356,970	2.24	0.89 - 2.35	10.38 - 12.27
International Sub-Account	2019	12,563,346	17.18 - 24.33	247,942,953	1.35	0.89 - 2.35	25.33 - 27.55
	2018	13,932,370	13.70 - 19.07	217,709,174	1.98	0.89 - 2.35	(16.01) - (14.57)
	2017	14,986,140	16.30 - 22.33	276,582,465	1.74	0.89 - 2.35	25.19 - 27.37
	2016	16,956,442	13.02 - 17.53	247,879,900	2.00	0.89 - 2.35	(3.18) - (1.55)
BHFTI Morgan Stanley	2020	5,321,944	12.36 - 114.50	431,483,601	—	0.89 - 2.30	147.36 - 151.52
Discovery Sub-Account	2019	7,926,586	4.94 - 45.52	257,885,194	—	0.89 - 2.30	36.94 - 39.23
	2018	9,448,933	3.57 - 32.70	222,695,855	—	0.89 - 2.30	7.63 - 9.43
	2017	11,326,489	3.28 - 29.88	246,048,488	0.15	0.89 - 2.30	36.74 - 39.12
	2016	12,770,536	2.37 - 21.48	201,153,118	—	0.89 - 2.30	(10.54) - (2.08)
BHFTI PanAgora Global	2020	105,842,821	1.36 - 14.60	154,018,455	3.25	0.90 - 2.05	9.57 - 10.84
Diversified Risk Sub-Account	2019	107,444,025	1.23 - 13.20	141,728,174	3.24	0.90 - 2.20	19.34 - 20.90
	2018	106,655,491	1.03 - 10.94	117,135,727	—	0.90 - 2.20	(9.61) - (8.42)
	2017	128,771,774	1.14 - 11.97	154,256,858	—	0.90 - 2.20	10.15 - 11.59
	2016	95,787,147	1.04 - 10.75	102,757,891	3.34	0.90 - 2.20	2.13 - 10.13
BHFTI PIMCO Inflation	2020	34,779,389	14.22 - 18.37	566,992,468	2.66	0.90 - 2.35	8.95 - 10.54
Protected Bond Sub-Account	2019	37,065,872	13.05 - 16.62	550,130,631	3.39	0.90 - 2.35	3.20 - 7.30
	2018	40,080,372	12.34 - 15.49	557,952,618	1.59	0.90 - 2.35	(4.69) - (3.29)
	2017	43,727,125	12.95 - 16.02	633,944,947	1.56	0.90 - 2.35	1.07 - 2.54
	2016	43,749,123	12.81 - 15.62	622,764,700	—	0.90 - 2.35	2.55 - 4.04
BHFTI PIMCO Total Return	2020	71,316,385	14.58 - 24.04	1,420,749,056	3.60	0.89 - 2.35	5.99 - 7.85
Sub-Account	2019	71,240,472	13.58 - 22.29	1,325,242,938	2.89	0.89 - 2.35	5.94 - 7.72
	2018	76,540,109	12.67 - 20.69	1,331,823,874	1.36	0.89 - 2.35	(2.56) - (0.86)
	2017	83,642,926	12.85 - 20.87	1,482,270,883	1.75	0.89 - 2.35	2.08 - 3.85
	2016	84,045,933	12.44 - 20.10	1,446,213,216	2.59	0.89 - 2.35	0.23 - 1.94
BHFTI Schroders Global	2020	548,727,426	1.40 - 15.87	846,491,549	1.77	0.90 - 2.35	(0.27) - 1.19
Multi-Asset Sub-Account	2019	601,907,932	1.41 - 15.69	921,743,626	1.47	0.90 - 2.35	18.67 - 20.40
	2018	679,440,347	1.19 - 13.04	867,708,307	1.69	0.90 - 2.35	(11.54) - (10.24)
	2017	442,077,911	1.34 - 14.41	628,730,158	0.79	0.90 - 2.35	11.65 - 13.27
	2016	459,001,172	1.20 - 12.75	577,424,821	1.40	0.90 - 2.35	0.71 - 4.71
BHFTI SSGA Emerging	2020	187,675	11.54 - 11.66	2,181,864	2.32	1.15 - 1.75	12.65 - 13.33
Markets Enhanced Index	2019	84,800	10.25 - 10.28	871,325	—	1.30 - 1.65	2.53 - 2.78
Sub-Account
(Commenced 4/29/2019)
BHFTI SSGA Growth and	2020	60,080,602	17.66 - 22.04	1,209,902,902	2.66	0.90 - 2.35	7.27 - 8.84
Income ETF Sub-Account	2019	64,832,638	16.47 - 20.25	1,205,892,186	2.32	0.90 - 2.35	16.83 - 18.54
	2018	70,665,371	14.09 - 17.08	1,115,176,743	2.32	0.90 - 2.35	(8.70) - (7.36)
	2017	78,213,763	15.44 - 18.44	1,340,474,908	2.43	0.90 - 2.35	13.18 - 14.82
	2016	85,949,744	13.64 - 16.06	1,290,390,224	2.37	0.90 - 2.35	1.90 - 4.84

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI SSGA Growth ETF	2020	20,996,087	18.33 - 22.88	435,829,981	2.41	0.90 - 2.35	8.17 - 9.75
Sub-Account	2019	22,661,159	16.95 - 20.84	431,106,427	1.95	0.90 - 2.35	6.77 - 21.35
	2018	24,904,386	14.17 - 17.18	392,931,024	2.03	0.90 - 2.35	(10.88) - (9.57)
	2017	28,040,270	15.90 - 18.99	492,240,056	2.10	0.90 - 2.35	16.87 - 18.57
	2016	30,512,706	13.61 - 16.02	454,752,008	2.14	0.90 - 2.35	4.40 - 5.92
BHFTI T. Rowe Price Large	2020	8,082,665	54.96 - 215.46	730,729,576	2.45	0.89 - 2.35	0.47 - 2.23
Cap Value Sub-Account	2019	8,304,152	54.61 - 210.76	730,034,657	2.13	0.89 - 2.35	23.58 - 25.69
	2018	9,073,593	44.13 - 167.68	635,360,934	1.84	0.89 - 2.35	(11.28) - (9.76)
	2017	10,083,649	49.66 - 185.82	785,052,972	2.07	0.89 - 2.35	14.24 - 16.23
	2016	11,082,070	43.41 - 159.87	747,778,790	2.83	0.89 - 2.35	8.67 - 15.17
BHFTI T. Rowe Price Mid Cap	2020	16,725,446	29.46 - 37.03	573,354,065	0.03	1.15 - 2.35	21.03 - 22.50
Growth Sub-Account	2019	17,948,180	24.32 - 30.23	502,499,480	0.03	1.15 - 2.35	28.02 - 29.57
	2018	19,662,128	18.99 - 23.33	425,595,931	—	1.15 - 2.35	(4.48) - (1.94)
	2017	22,282,585	19.87 - 23.52	500,453,764	—	1.30 - 2.35	21.85 - 23.14
	2016	25,320,043	16.30 - 19.10	462,783,968	—	1.30 - 2.35	3.75 - 4.84
BHFTI TCW Core Fixed Income	2020	30,287	11.30 - 11.76	348,529	2.52	0.90 - 1.60	7.40 - 8.16
Sub-Account	2019	26,085	10.52 - 10.87	278,387	3.40	0.90 - 1.60	6.67 - 7.42
	2018	30,719	9.86 - 10.12	305,946	2.30	0.90 - 1.60	(1.53) - (0.83)
	2017	34,566	10.02 - 10.21	348,809	1.56	0.90 - 1.60	1.19 - 1.90
	2016	29,430	9.90 - 10.02	292,738	0.71	0.90 - 1.60	0.59 - 1.29
BHFTI Victory Sycamore Mid	2020	4,809,085	2.42 - 56.74	234,991,906	1.43	0.90 - 2.35	5.13 - 6.67
Cap Value Sub-Account	2019	4,898,181	2.27 - 53.19	226,484,316	1.08	0.90 - 2.35	25.99 - 27.83
	2018	5,527,899	1.78 - 41.61	201,225,901	0.57	0.90 - 2.35	(12.25) - (10.96)
	2017	6,509,324	2.00 - 46.73	267,404,967	0.91	0.90 - 2.35	6.94 - 8.50
	2016	7,068,224	1.84 - 43.07	268,931,465	0.63	0.90 - 2.35	9.67 - 14.47
BHFTI Wells Capital	2020	4,103,631	26.34 - 33.54	122,882,321	0.92	0.90 - 2.35	0.32 - 1.79
Management Mid Cap Value	2019	4,369,039	26.25 - 32.95	129,231,837	0.66	0.90 - 2.35	32.38 - 34.32
Sub-Account	2018	5,031,010	19.83 - 24.53	111,542,477	0.94	0.90 - 2.35	(15.32) - (14.07)
	2017	5,092,444	23.42 - 28.55	132,288,989	1.06	0.90 - 2.35	8.22 - 9.80
	2016	5,715,456	21.64 - 26.00	136,116,482	0.83	0.90 - 2.35	10.55 - 12.17
BHFTI Western Asset	2020	46,000,498	11.06 - 12.73	558,892,995	2.38	0.90 - 2.35	5.17 - 6.71
Management Government	2019	44,155,510	10.52 - 11.93	505,216,508	2.76	0.90 - 2.35	5.00 - 6.53
Income Sub-Account	2018	47,610,656	10.02 - 11.20	513,955,358	2.79	0.90 - 2.35	(2.40) - (0.97)
	2017	52,602,412	10.26 - 11.31	576,103,640	2.18	0.90 - 2.35	0.22 - 1.68
	2016	59,975,014	10.24 - 11.12	648,755,946	2.11	0.90 - 2.35	(2.68) - 0.41
BHFTII Baillie Gifford	2020	14,780,553	7.72 - 26.24	252,669,174	1.85	1.10 - 2.25	23.44 - 24.88
International Stock	2019	16,290,773	6.19 - 21.01	223,852,473	1.08	1.10 - 2.25	10.25 - 30.98
Sub-Account	2018	18,628,820	4.72 - 16.05	196,377,713	0.92	1.10 - 2.25	(19.05) - (18.10)
	2017	19,385,638	5.77 - 19.59	250,476,859	1.00	1.10 - 2.25	31.90 - 33.42
	2016	22,804,816	4.33 - 14.68	221,819,744	1.38	1.10 - 2.25	2.71 - 3.91
BHFTII BlackRock Bond	2020	1,886,172	51.93 - 92.99	131,130,209	3.24	0.89 - 2.30	5.97 - 7.63
Income Sub-Account	2019	1,471,276	49.00 - 86.39	94,609,213	3.53	0.89 - 2.30	7.17 - 8.85
	2018	1,262,721	45.72 - 79.37	74,443,334	3.17	0.89 - 2.30	(2.79) - 0.93
	2017	1,210,717	47.04 - 80.37	72,493,090	2.97	0.89 - 2.30	1.59 - 3.18
	2016	1,269,349	46.30 - 77.89	74,475,330	2.96	0.89 - 2.30	(1.22) - 2.21

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII BlackRock Capital	2020	41,183,273	1.70 - 135.60	93,250,965	—	0.89 - 2.30	37.46 - 39.42
Appreciation Sub-Account	2019	28,653,659	1.24 - 97.26	52,690,823	0.09	0.89 - 2.30	29.83 - 31.67
	2018	12,135,301	0.95 - 73.87	26,500,659	0.09	0.89 - 2.30	(4.75) - 1.51
	2017	510,906	22.58 - 72.77	16,273,783	0.09	0.89 - 2.30	30.89 - 32.75
	2016	584,767	17.21 - 54.82	14,098,982	—	0.89 - 2.30	(2.19) - (0.80)
BHFTII BlackRock	2020	33,467,066	2.27 - 25.37	333,755,587	1.67	0.90 - 2.35	(2.14) - (0.65)
Ultra-Short Term Bond	2019	27,409,436	2.29 - 25.55	281,759,907	1.52	0.90 - 2.35	(0.49) - 1.02
Sub-Account	2018	28,914,668	2.28 - 25.31	290,964,126	0.76	0.90 - 2.35	(0.82) - 0.70
	2017	28,762,874	2.27 - 25.15	293,895,134	0.09	0.90 - 2.35	(1.70) - (0.21)
	2016	33,915,071	2.28 - 25.22	343,711,226	—	0.90 - 2.35	(2.21) - (0.75)
BHFTII Brighthouse Asset	2020	10,127,737	14.99 - 18.82	171,713,251	2.76	0.90 - 2.35	6.97 - 8.53
Allocation 20 Sub-Account	2019	8,213,048	14.01 - 17.34	129,092,090	2.10	0.90 - 2.35	9.14 - 10.74
	2018	7,342,533	13.11 - 15.66	104,881,125	2.15	0.90 - 2.20	(4.74) - (3.49)
	2017	6,959,208	13.76 - 16.22	103,669,768	2.00	0.90 - 2.20	4.61 - 5.98
	2016	7,192,154	13.15 - 15.31	101,585,600	3.21	0.90 - 2.20	0.66 - 3.59
BHFTII Brighthouse Asset	2020	163,246,967	16.61 - 21.00	3,099,064,028	2.68	0.90 - 2.35	8.45 - 10.04
Allocation 40 Sub-Account	2019	180,564,815	15.32 - 19.09	3,134,940,152	2.17	0.90 - 2.35	12.91 - 14.56
	2018	202,906,702	13.57 - 16.83	3,095,758,853	1.99	0.90 - 2.35	(6.63) - (5.26)
	2017	233,277,672	14.53 - 17.77	3,782,892,946	1.97	0.90 - 2.35	8.08 - 9.65
	2016	266,351,270	13.44 - 16.21	3,966,089,283	3.55	0.90 - 2.35	1.95 - 5.14
BHFTII Brighthouse Asset	2020	269,814,130	19.31 - 28.43	5,852,675,428	2.19	0.90 - 2.35	11.20 - 12.83
Allocation 60 Sub-Account	2019	296,937,812	17.35 - 25.27	5,744,541,741	1.94	0.90 - 2.35	16.65 - 18.35
	2018	329,067,375	14.86 - 21.42	5,413,952,175	1.64	0.90 - 2.35	(8.32) - (6.97)
	2017	369,390,513	16.19 - 23.09	6,576,710,655	1.72	0.90 - 2.35	12.07 - 13.71
	2016	407,551,536	14.43 - 20.37	6,424,608,702	3.15	0.90 - 2.35	3.07 - 6.15
BHFTII Brighthouse Asset	2020	234,189,066	21.02 - 32.10	5,531,534,653	1.81	0.90 - 2.35	13.88 - 15.55
Allocation 80 Sub-Account	2019	260,378,401	18.44 - 27.86	5,359,706,005	1.75	0.90 - 2.35	20.85 - 22.62
	2018	289,237,581	15.24 - 22.79	4,888,889,937	1.31	0.90 - 2.35	(10.26) - (8.94)
	2017	320,858,282	16.97 - 25.11	5,997,031,325	1.54	0.90 - 2.35	16.40 - 18.10
	2016	353,810,551	14.56 - 21.32	5,638,281,052	2.95	0.90 - 2.35	4.56 - 7.17
BHFTII Brighthouse/Artisan	2020	6,085,252	23.74 - 75.55	170,862,438	0.75	0.89 - 2.35	3.51 - 5.30
Mid Cap Value Sub-Account	2019	6,386,727	22.94 - 71.75	172,066,907	0.53	0.89 - 2.35	20.57 - 22.65
	2018	6,972,807	19.02 - 58.50	154,625,972	0.39	0.89 - 2.35	(15.44) - (11.05)
	2017	7,979,852	22.49 - 68.00	207,336,567	0.51	0.89 - 2.35	9.93 - 11.82
	2016	9,275,939	20.44 - 60.81	217,144,062	0.88	0.89 - 2.35	19.80 - 21.88
BHFTII	2020	2,502,329	24.51 - 29.07	67,120,202	2.47	0.90 - 2.30	6.31 - 7.81
Brighthouse/Dimensional	2019	2,634,686	23.06 - 26.96	65,932,849	1.03	0.90 - 2.30	7.88 - 21.93
International Small Company	2018	2,801,946	19.18 - 22.11	57,864,977	2.51	0.90 - 2.30	(22.38) - (21.28)
Sub-Account	2017	2,741,436	24.71 - 28.09	72,337,511	1.97	0.90 - 2.30	27.49 - 29.28
	2016	2,814,983	19.38 - 21.73	57,869,934	1.92	0.90 - 2.30	3.42 - 4.88
BHFTII Brighthouse/Wellington	2020	17,572,809	9.61 - 104.06	776,617,058	1.50	0.89 - 2.35	8.39 - 10.28
Core Equity Opportunities	2019	19,143,595	26.20 - 94.36	769,677,407	1.52	0.89 - 2.35	27.73 - 29.78
Sub-Account	2018	22,089,432	6.76 - 72.71	689,411,811	1.67	0.89 - 2.35	(2.58) - 2.35
	2017	26,398,229	6.84 - 73.43	831,306,119	1.46	0.89 - 2.35	16.17 - 18.02
	2016	29,665,645	5.82 - 62.22	787,903,717	1.71	0.89 - 2.35	0.63 - 6.39

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Frontier Mid Cap	2020	2,211,436	34.01 - 147.48	85,697,376	—	1.15 - 2.35	28.33 - 29.88
Growth Sub-Account	2019	2,377,524	26.50 - 113.55	71,039,365	—	1.15 - 2.35	29.75 - 31.32
	2018	2,592,967	20.42 - 86.47	59,173,615	—	1.15 - 2.35	(8.10) - (3.60)
	2017	2,948,860	22.22 - 25.66	72,637,850	—	1.30 - 2.35	22.04 - 23.33
	2016	3,317,626	18.21 - 20.80	66,475,159	—	1.30 - 2.35	2.72 - 3.80
BHFTII Jennison Growth	2020	13,061,268	12.37 - 63.48	716,346,217	0.01	0.90 - 2.35	52.74 - 55.00
Sub-Account	2019	15,069,529	8.00 - 40.97	536,292,750	0.21	0.90 - 2.35	29.42 - 31.31
	2018	16,632,803	6.11 - 31.20	453,769,065	0.12	0.90 - 2.35	(2.22) - (0.79)
	2017	18,321,429	6.17 - 31.45	507,080,287	0.09	0.90 - 2.35	33.82 - 35.76
	2016	21,756,762	4.56 - 23.16	447,002,555	0.03	0.90 - 2.35	(2.45) - (0.98)
BHFTII Loomis Sayles Small	2020	182,802	68.07 - 93.76	14,461,467	—	1.10 - 2.30	9.24 - 10.56
Cap Core Sub-Account	2019	189,127	62.31 - 84.80	13,626,406	—	1.10 - 2.30	22.38 - 23.86
	2018	208,357	50.91 - 68.47	12,183,847	—	1.10 - 2.30	(13.33) - (12.27)
	2017	215,634	58.74 - 78.05	14,483,333	0.06	1.10 - 2.30	12.35 - 13.70
	2016	241,747	52.28 - 68.64	14,400,635	0.07	1.10 - 2.30	16.27 - 17.67
BHFTII Loomis Sayles Small	2020	11,059	36.10 - 40.63	412,523	—	0.90 - 1.50	32.04 - 32.84
Cap Growth Sub-Account	2019	8,434	27.34 - 30.58	239,196	—	0.90 - 1.50	24.63 - 25.38
	2018	12,889	21.94 - 24.39	299,873	—	0.90 - 1.50	(1.22) - (0.62)
	2017	14,487	22.21 - 24.55	344,057	—	0.90 - 1.50	24.80 - 25.55
	2016	15,428	17.80 - 19.55	292,623	—	0.90 - 1.50	4.47 - 5.10
BHFTII MetLife Aggregate	2020	20,875,366	2.04 - 22.31	355,911,421	2.68	0.89 - 2.35	4.40 - 6.26
Bond Index Sub-Account	2019	19,628,737	1.93 - 21.00	312,536,476	2.94	0.89 - 2.35	5.83 - 7.67
	2018	20,516,851	1.80 - 19.50	294,247,365	2.82	0.89 - 2.25	(2.72) - (1.06)
	2017	21,705,738	1.82 - 19.71	313,384,800	2.68	0.89 - 2.25	0.65 - 2.35
	2016	21,606,441	1.79 - 19.26	308,498,975	2.73	0.89 - 2.35	(2.09) - 1.44
BHFTII MetLife Mid Cap	2020	4,489,238	4.56 - 50.11	180,519,009	1.27	0.89 - 2.35	10.43 - 12.39
Stock Index Sub-Account	2019	4,540,665	4.07 - 44.58	162,973,154	1.17	0.89 - 2.35	22.62 - 24.83
	2018	4,807,176	3.28 - 35.71	136,815,747	1.05	0.89 - 2.35	(13.63) - (11.95)
	2017	5,121,934	3.74 - 40.63	166,303,833	1.21	0.89 - 2.35	12.93 - 14.92
	2016	5,338,539	3.27 - 35.35	151,623,612	1.06	0.89 - 2.35	17.29 - 19.37
BHFTII MetLife MSCI EAFE®	2020	10,415,948	1.96 - 21.78	170,214,542	2.55	0.89 - 2.25	5.12 - 6.89
Index Sub-Account	2019	7,920,621	1.84 - 20.38	119,450,654	2.49	0.89 - 2.25	18.87 - 20.85
	2018	8,638,406	1.53 - 16.86	104,406,755	2.81	0.89 - 2.25	(16.05) - (14.68)
	2017	8,636,458	1.80 - 19.76	122,285,606	2.51	0.89 - 2.25	21.78 - 23.80
	2016	9,185,190	1.46 - 15.96	104,406,669	2.41	0.89 - 2.25	(1.28) - 0.44
BHFTII MetLife Russell 2000®	2020	4,500,750	4.68 - 52.70	185,343,457	1.18	0.89 - 2.35	16.48 - 18.56
Index Sub-Account	2019	4,658,624	3.97 - 44.45	162,234,535	0.94	0.89 - 2.35	22.29 - 24.51
	2018	4,827,070	3.20 - 35.70	134,269,548	0.88	0.89 - 2.35	(13.28) - (11.76)
	2017	4,832,284	3.64 - 40.46	152,382,147	1.01	0.89 - 2.35	11.65 - 13.66
	2016	5,131,926	3.22 - 35.60	143,701,523	1.07	0.89 - 2.35	18.12 - 20.21
BHFTII MetLife Stock Index	2020	19,092,398	13.24 - 149.82	753,554,421	1.71	0.89 - 2.90	14.61 - 17.05
Sub-Account	2019	19,891,745	11.35 - 128.00	676,951,950	1.97	0.89 - 2.90	27.29 - 29.99
	2018	21,350,722	8.76 - 98.47	561,844,816	1.62	0.89 - 2.90	(7.43) - (2.52)
	2017	22,657,750	9.30 - 104.14	639,076,662	1.60	0.89 - 2.90	17.95 - 20.47
	2016	25,218,819	7.75 - 86.45	594,986,915	1.84	0.89 - 2.90	8.35 - 10.68

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MFS® Total Return	2020	429,499	64.50 - 110.95	35,917,712	2.27	0.89 - 2.30	7.04 - 8.79
Sub-Account	2019	481,703	60.25 - 101.99	37,334,056	2.21	0.89 - 2.30	17.40 - 19.30
	2018	547,628	51.32 - 85.49	35,831,790	2.15	0.89 - 2.30	(7.92) - (6.41)
	2017	607,860	55.73 - 91.35	42,885,568	2.39	0.89 - 2.30	9.68 - 11.45
	2016	645,393	50.82 - 81.96	41,309,025	2.77	0.89 - 2.30	6.50 - 8.23
BHFTII MFS® Value	2020	9,079,995	18.38 - 39.99	315,089,588	1.80	0.89 - 2.35	1.24 - 3.04
Sub-Account	2019	8,738,762	18.13 - 38.93	295,741,854	1.74	0.89 - 2.35	26.83 - 28.98
	2018	9,345,345	14.28 - 30.25	247,115,760	1.31	0.89 - 2.35	(12.34) - (10.85)
	2017	10,064,425	16.28 - 34.01	301,209,781	1.88	0.89 - 2.35	14.86 - 16.96
	2016	11,015,597	14.16 - 29.18	284,625,248	2.08	0.89 - 2.35	11.45 - 13.38
BHFTII Neuberger Berman	2020	3,812,440	32.46 - 54.44	150,890,704	0.01	0.89 - 2.35	21.85 - 24.00
Genesis Sub-Account	2019	4,057,757	26.64 - 43.90	130,962,055	0.02	0.89 - 2.35	26.40 - 28.53
	2018	4,313,161	21.08 - 34.16	109,306,453	0.12	0.89 - 2.35	(9.16) - (7.54)
	2017	4,920,073	23.20 - 36.94	136,037,963	0.20	0.89 - 2.35	12.81 - 14.73
	2016	5,470,799	20.57 - 32.20	133,113,538	0.23	0.89 - 2.35	15.64 - 17.63
BHFTII T. Rowe Price Large	2020	16,710,675	19.66 - 138.21	442,547,408	0.02	0.89 - 2.35	33.46 - 35.74
Cap Growth Sub-Account	2019	17,675,457	14.64 - 102.68	348,694,167	0.19	0.89 - 2.35	27.56 - 29.83
	2018	16,833,803	11.33 - 79.82	259,939,693	0.21	0.89 - 2.35	(3.46) - (1.82)
	2017	16,507,642	11.60 - 81.98	261,127,419	0.09	0.89 - 2.35	30.39 - 32.68
	2016	17,003,069	8.79 - 62.34	203,478,587	—	0.89 - 2.35	(0.83) - 0.86
BHFTII T. Rowe Price Small	2020	256,572	51.23 - 78.34	16,015,237	0.09	0.89 - 2.15	21.40 - 23.23
Cap Growth Sub-Account	2019	292,768	42.20 - 63.57	14,900,772	0.02	0.89 - 2.15	30.01 - 31.98
	2018	312,692	32.46 - 48.17	12,116,876	0.05	0.89 - 2.15	(8.78) - (7.38)
	2017	336,378	35.58 - 52.00	14,148,515	0.17	0.89 - 2.15	19.94 - 21.80
	2016	373,919	29.67 - 42.70	12,987,892	0.15	0.89 - 2.15	9.11 - 10.75
BHFTII VanEck Global	2020	6,415,136	10.66 - 12.11	73,755,840	1.22	1.10 - 2.15	18.59 - 19.85
Natural Resources	2019	7,390,509	8.99 - 10.11	71,212,820	0.35	1.10 - 2.15	9.96 - 11.12
Sub-Account	2018	6,884,892	8.17 - 9.10	59,956,248	—	1.10 - 2.15	(30.38) - (29.64)
	2017	7,083,667	11.74 - 12.93	88,061,334	—	1.10 - 2.15	(2.85) - (1.82)
	2016	6,924,892	12.08 - 13.17	88,041,249	0.59	1.10 - 2.15	40.68 - 42.17
BHFTII Western Asset	2020	25,437,861	4.17 - 45.14	969,052,660	5.81	0.89 - 2.35	4.13 - 5.97
Management Strategic Bond	2019	26,453,474	3.95 - 42.60	958,728,263	4.82	0.89 - 2.35	11.58 - 13.47
Opportunities Sub-Account	2018	29,089,667	24.90 - 37.54	937,917,920	5.30	0.89 - 2.35	(6.27) - (4.65)
	2017	31,331,458	26.57 - 39.37	1,066,892,358	3.85	0.89 - 2.35	5.43 - 7.27
	2016	32,852,094	25.20 - 36.70	1,050,068,498	2.28	0.89 - 2.35	3.36 - 7.33
BHFTII Western Asset	2020	12,897,547	14.95 - 21.85	244,874,773	2.80	0.90 - 2.35	2.47 - 3.97
Management U.S. Government	2019	12,288,527	14.59 - 21.02	225,818,066	2.52	0.90 - 2.35	3.32 - 4.83
Sub-Account	2018	12,864,119	14.12 - 20.05	226,871,420	2.06	0.90 - 2.35	(1.65) - (0.21)
	2017	13,730,177	14.36 - 20.09	244,111,008	2.43	0.90 - 2.35	(0.68) - 0.77
	2016	14,126,610	14.46 - 19.94	250,345,183	2.39	0.90 - 2.35	(1.94) - 0.12
BlackRock Global Allocation	2020	928,612	26.69 - 31.68	27,407,903	1.55	0.90 - 1.90	18.43 - 19.62
V.I. Sub-Account	2019	636,532	22.54 - 26.48	15,778,245	1.65	0.90 - 1.90	15.54 - 16.70
	2018	327,579	19.51 - 22.69	6,984,006	1.44	0.90 - 1.90	(9.05) - (7.53)
	2017	128,262	22.44 - 24.78	2,999,343	1.29	0.90 - 1.60	11.91 - 12.69
	2016	123,935	20.06 - 21.99	2,582,039	1.55	0.90 - 1.60	2.16 - 2.87

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
DWS I CROCI® International	2020	1,016,857	8.09 - 9.82	9,977,640	3.50	0.89 - 1.40	1.18 - 1.70
VIP Sub-Account	2019	1,122,507	7.95 - 9.70	10,880,644	3.04	0.89 - 1.40	20.08 - 20.69
	2018	1,189,127	6.59 - 8.07	9,594,320	1.06	0.89 - 1.40	(15.59) - (15.16)
	2017	1,302,718	7.77 - 9.56	12,446,509	7.00	0.89 - 1.40	20.27 - 20.89
	2016	1,416,905	6.42 - 7.94	11,250,311	10.65	0.89 - 1.40	(0.66) - (0.15)
Federated Hermes High	2020	168	13.39	2,252	5.85	1.40	4.12
Income Bond Fund II	2019	168	12.86	2,163	6.03	1.40	12.95
Sub-Account	2018	168	11.39	1,915	7.96	1.40	(4.64)
	2017	168	11.94	2,008	22.71	1.40	5.46
	2016	2,435	11.32	27,574	6.17	1.40	13.22
Federated Hermes Kaufman	2020	5,211	19.39	101,018	—	1.40	27.00
Fund II Sub-Account	2019	5,211	15.26	79,542	—	1.40	31.96
	2018	5,211	11.57	60,276	—	1.40	2.39
	2017	5,219	11.30	58,964	—	1.40	26.55
	2016	5,331	8.93	47,589	—	1.40	2.22
Fidelity® VIP Asset	2020	2,966,036	21.68 - 23.63	64,858,456	1.49	0.89 - 1.40	13.27 - 13.85
Manager Sub-Account	2019	3,194,131	19.14 - 20.76	61,629,331	1.71	0.89 - 1.40	16.61 - 17.20
	2018	3,584,269	16.41 - 17.71	59,276,315	1.62	0.89 - 1.40	(6.67) - (6.19)
	2017	4,080,387	17.58 - 18.88	72,267,994	1.84	0.89 - 1.40	12.52 - 13.10
	2016	4,493,375	15.61 - 16.70	70,694,332	1.45	0.89 - 1.40	1.64 - 2.16
Fidelity® VIP Contrafund	2020	14,707,492	11.97 - 142.63	663,261,038	0.17	0.89 - 2.25	27.52 - 29.41
Sub-Account	2019	16,768,389	9.33 - 110.40	595,706,150	0.36	0.89 - 2.25	28.53 - 30.41
	2018	18,483,447	7.22 - 84.79	516,822,732	0.60	0.89 - 2.25	(8.58) - (7.21)
	2017	20,143,633	7.85 - 91.54	625,750,850	0.91	0.89 - 2.25	19.06 - 20.80
	2016	21,259,478	6.55 - 75.90	573,685,439	0.74	0.89 - 2.25	5.15 - 7.05
Fidelity® VIP	2020	146,065	27.42	4,004,556	1.81	1.40	5.21
Equity-Income Sub-Account	2019	162,042	26.06	4,222,728	1.96	1.40	25.67
	2018	188,322	20.74	3,905,060	2.21	1.40	(9.57)
	2017	216,963	22.93	4,975,328	1.70	1.40	11.33
	2016	230,181	20.60	4,741,279	2.16	1.40	16.38
Fidelity® VIP	2020	200,648,619	17.63 - 18.03	3,574,480,341	1.12	1.90 - 2.05	11.66 - 11.83
FundsManager 50%	2019	228,385,067	15.79 - 16.12	3,641,358,822	1.60	1.90 - 2.05	15.50 - 15.67
Sub-Account	2018	275,172,032	13.67 - 13.93	3,795,963,053	1.34	1.90 - 2.05	(7.14) - (7.00)
	2017	316,884,820	14.72 - 14.98	4,703,906,420	1.14	1.90 - 2.05	12.14 - 12.31
	2016	339,562,460	13.13 - 13.34	4,491,693,357	1.24	1.90 - 2.05	2.11 - 2.26
Fidelity® VIP	2020	124,432,187	17.57 - 17.93	2,205,226,749	1.05	1.90 - 2.05	12.78 - 12.95
FundsManager 60%	2019	137,434,051	15.58 - 15.87	2,158,471,132	1.47	1.90 - 2.05	18.04 - 18.22
Sub-Account	2018	161,436,447	13.20 - 13.42	2,146,738,120	1.16	1.90 - 2.05	(8.35) - (8.21)
	2017	191,801,626	14.40 - 14.62	2,781,261,557	0.99	1.90 - 2.05	14.62 - 14.79
	2016	250,989,708	12.56 - 12.74	3,173,600,531	1.14	1.90 - 2.05	2.66 - 2.82
Fidelity® VIP Government	2020	2,315,865	6.70 - 7.66	15,788,668	0.31	0.89 - 1.40	(1.08) - (0.57)
Money Market Sub-Account	2019	2,360,205	6.78 - 7.71	16,263,289	2.00	0.89 - 1.40	0.60 - 1.11
	2018	2,554,414	6.74 - 7.62	17,486,552	1.64	0.89 - 1.40	0.23 - 0.75
	2017	2,578,960	6.72 - 10.03	17,602,157	0.67	0.89 - 2.05	(1.39) - (0.22)
	2016	2,758,925	6.77 - 10.16	18,955,221	0.18	0.89 - 2.05	(1.85) - (0.68)

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity® VIP Growth	2020	4,330,286	57.12 - 62.07	250,231,284	0.07	0.89 - 1.40	41.89 - 42.62
Sub-Account	2019	4,727,832	40.25 - 43.52	192,447,150	0.26	0.89 - 1.40	32.45 - 33.12
	2018	5,216,221	30.39 - 32.69	160,226,256	0.24	0.89 - 1.40	(1.56) - (1.06)
	2017	5,678,425	30.88 - 33.04	177,086,628	0.22	0.89 - 1.40	33.26 - 33.94
	2016	6,179,280	23.17 - 24.67	144,530,563	0.04	0.89 - 1.40	(0.60) - (0.09)
Fidelity® VIP Index 500	2020	1,456,239	47.09 - 51.82	69,401,996	1.74	0.89 - 1.40	16.59 - 17.19
Sub-Account	2019	1,603,022	40.39 - 44.22	65,492,854	1.94	0.89 - 1.40	29.52 - 30.19
	2018	1,773,192	31.52 - 33.96	55,902,972	1.82	0.89 - 1.35	(5.78) - (5.34)
	2017	1,974,819	33.45 - 35.88	66,077,861	1.77	0.89 - 1.35	20.09 - 20.64
	2016	2,222,100	27.86 - 29.74	61,915,726	1.44	0.89 - 1.35	10.36 - 10.87
Fidelity® VIP Mid Cap	2020	4,546,934	80.63 - 99.39	410,629,430	0.40	0.95 - 1.90	15.64 - 16.75
Sub-Account	2019	4,886,437	69.72 - 85.13	380,021,877	0.67	0.95 - 1.90	20.85 - 22.01
	2018	5,255,869	57.69 - 69.78	336,722,689	0.40	0.95 - 1.90	(16.39) - (15.58)
	2017	5,822,703	68.99 - 82.66	444,177,834	0.49	0.95 - 1.90	18.28 - 19.40
	2016	6,382,115	58.33 - 69.23	409,695,192	0.31	0.95 - 1.90	6.93 - 10.87
Fidelity® VIP Overseas	2020	254,641	16.98 - 19.28	4,536,930	0.45	1.15 - 1.40	14.00 - 14.29
Sub-Account	2019	265,333	14.85 - 16.89	4,148,762	1.70	1.15 - 1.40	25.99 - 26.31
	2018	290,819	11.76 - 13.38	3,608,965	1.54	1.15 - 1.40	(16.00) - (15.79)
	2017	307,530	13.96 - 15.91	4,543,644	1.41	1.15 - 1.40	28.48 - 28.80
	2016	333,151	10.84 - 12.36	3,832,068	1.38	1.15 - 1.40	(6.38) - (6.15)
FTVIPT Franklin Income VIP	2020	2,906,498	56.45 - 85.49	216,756,722	5.79	0.95 - 2.25	(1.55) - (0.26)
Sub-Account	2019	2,999,443	57.34 - 85.72	225,606,636	5.37	0.95 - 2.25	13.48 - 14.96
	2018	3,323,429	50.53 - 74.56	218,572,330	4.83	0.95 - 2.25	(6.45) - (5.21)
	2017	3,717,519	54.01 - 78.66	259,462,703	4.13	0.95 - 2.25	7.24 - 8.64
	2016	4,031,843	50.36 - 72.41	260,175,136	4.98	0.95 - 2.25	8.00 - 12.95
FTVIPT Franklin Mutual	2020	3,029,248	30.98 - 38.97	106,118,890	2.91	0.95 - 1.90	(6.84) - (5.94)
Shares VIP Sub-Account	2019	2,999,205	33.25 - 41.44	112,291,753	1.79	0.95 - 1.90	20.27 - 21.41
	2018	3,418,001	27.65 - 34.13	105,943,384	2.34	0.95 - 1.90	(10.79) - (9.93)
	2017	3,858,849	30.99 - 37.89	133,542,917	2.23	0.95 - 1.90	6.31 - 7.33
	2016	4,164,982	29.15 - 35.30	134,905,092	1.98	0.95 - 1.90	10.51 - 14.96
FTVIPT Franklin Small Cap	2020	5,840,425	2.08 - 47.73	119,743,223	1.52	0.95 - 1.80	3.31 - 4.19
Value VIP Sub-Account	2019	5,964,676	18.03 - 45.97	116,737,127	1.06	0.95 - 1.80	24.09 - 25.15
	2018	6,690,072	1.59 - 36.86	104,045,294	0.89	0.95 - 1.80	(14.44) - (13.70)
	2017	7,335,249	1.85 - 42.86	131,376,313	0.52	0.95 - 1.80	8.68 - 9.61
	2016	7,878,700	1.69 - 39.24	128,270,987	0.82	0.95 - 1.80	19.18 - 28.96
FTVIPT Templeton Foreign	2020	2,090,723	14.42 - 33.16	66,331,113	3.40	1.55 - 2.30	(3.41) - (2.68)
VIP Sub-Account	2019	1,989,221	14.43 - 34.12	64,988,370	1.72	1.55 - 2.30	9.97 - 10.80
	2018	1,992,730	13.05 - 30.84	58,848,718	2.63	1.55 - 2.30	(17.38) - (16.75)
	2017	1,993,298	15.72 - 37.10	70,683,455	2.62	1.55 - 2.30	14.05 - 14.90
	2016	2,245,781	13.71 - 32.34	68,504,762	1.95	1.55 - 2.30	4.74 - 5.53
FTVIPT Templeton Global	2020	9,656,247	16.28 - 19.62	173,071,451	8.23	0.95 - 1.80	(6.98) - (6.18)
Bond VIP Sub-Account	2019	9,652,416	17.50 - 20.91	185,378,619	7.08	0.95 - 1.80	0.19 - 1.05
	2018	10,293,632	17.46 - 20.70	196,643,947	—	0.95 - 1.80	0.11 - 0.97
	2017	10,914,647	17.44 - 20.50	207,536,185	—	0.95 - 1.80	0.11 - 0.96
	2016	11,303,555	17.42 - 20.30	213,840,331	—	0.95 - 1.80	1.15 - 2.04

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Invesco Oppenheimer V.I.	2020	529	5.20	2,749	0.22	1.40	(1.18)
Government Money	2019	560	5.26	2,945	1.70	1.40	0.29
Sub-Account	2018	585	5.25	3,069	1.34	1.40	(0.06)
	2017	613	5.25	3,219	0.38	1.40	(1.00)
	2016	640	5.30	3,396	—	1.40	(1.38)
Invesco Oppenheimer V.I.	2020	2,356,871	28.27 - 49.38	107,042,693	0.37	0.95 - 1.80	17.50 - 18.50
Main Street Small Cap	2019	2,554,137	23.91 - 41.67	98,399,913	—	0.95 - 1.80	23.88 - 24.94
Sub-Account	2018	2,862,403	19.17 - 33.35	88,702,351	0.06	0.95 - 1.80	(12.14) - (11.39)
	2017	3,322,847	21.68 - 37.64	116,688,023	0.65	0.95 - 1.80	11.88 - 12.84
	2016	3,684,082	19.26 - 33.36	115,192,944	0.25	0.95 - 1.80	12.92 - 16.56
Invesco Oppenheimer V.I.	2020	1,395	13.63	19,021	1.52	1.40	12.35
Main Street Sub-Account	2019	1,395	12.13	16,930	1.06	1.40	30.25
	2018	1,395	9.32	12,998	1.18	1.40	(9.17)
	2017	11,112	10.26	113,981	1.25	1.40	15.29
	2016	11,492	8.90	102,246	1.14	1.40	10.07
Invesco V.I. American	2020	227	18.65	4,236	0.07	1.40	40.37
Franchise Sub-Account	2019	227	13.28	3,018	—	1.40	34.86
	2018	227	9.85	2,238	—	1.40	(4.97)
	2017	1,440	10.37	14,923	0.08	1.40	25.58
	2016	1,514	8.25	12,495	—	1.40	0.85
Invesco V.I. Core Equity	2020	11,664	9.61	112,133	1.30	1.40	12.26
Sub-Account	2019	15,110	8.56	129,391	0.94	1.40	27.17
	2018	16,354	6.73	110,127	0.90	1.40	(10.66)
	2017	17,258	7.54	130,081	0.96	1.40	11.61
	2016	25,350	6.75	171,207	0.76	1.40	8.73
Invesco V.I. Equity and	2020	20,319,777	9.00 - 32.50	610,260,400	2.23	0.95 - 1.90	7.58 - 8.61
Income Sub-Account	2019	21,646,824	8.30 - 29.92	601,877,078	2.28	0.95 - 1.90	17.75 - 18.87
	2018	23,855,831	6.99 - 25.17	560,935,776	1.97	0.95 - 1.90	(11.44) - (10.59)
	2017	25,769,702	7.84 - 28.15	681,403,273	1.45	0.95 - 1.90	8.70 - 9.74
	2016	27,024,285	7.16 - 25.65	654,269,917	1.64	0.95 - 1.90	10.31 - 13.75
Invesco V.I. International	2020	5,646,167	12.43 - 47.39	237,626,413	2.14	0.95 - 1.80	11.71 - 12.66
Growth Sub-Account	2019	6,222,306	11.06 - 42.06	233,711,133	1.26	0.95 - 1.80	25.95 - 27.03
	2018	7,312,222	8.72 - 33.11	217,298,662	1.81	0.95 - 1.80	(16.73) - (16.01)
	2017	7,575,169	10.40 - 39.43	269,423,754	1.24	0.95 - 1.80	20.54 - 21.57
	2016	8,293,250	8.57 - 32.43	243,849,630	1.17	0.95 - 1.80	(4.75) - (1.64)
Ivy VIP Asset Strategy	2020	9,586	21.29 - 22.70	210,508	1.76	1.10 - 1.35	12.35 - 12.63
Sub-Account	2019	15,461	17.82 - 20.15	302,322	2.05	1.10 - 1.60	19.85 - 20.45
	2018	16,591	14.87 - 16.73	269,339	1.73	1.10 - 1.60	(6.95) - (6.48)
	2017	19,310	15.98 - 17.89	332,996	1.66	1.10 - 1.60	16.40 - 16.98
	2016	15,823	13.72 - 15.29	233,181	0.56	1.10 - 1.60	(4.11) - (3.63)
LMPVET ClearBridge Variable	2020	9,049,789	24.22 - 45.79	332,229,041	0.78	0.95 - 2.30	15.33 - 16.90
Aggressive Growth	2019	9,742,083	20.98 - 39.17	313,070,784	0.93	0.95 - 2.30	22.23 - 23.89
Sub-Account	2018	10,306,862	17.15 - 31.62	274,064,297	0.58	0.95 - 2.30	(10.44) - (9.22)
	2017	10,637,575	19.13 - 34.83	321,469,898	0.49	0.95 - 2.30	13.65 - 15.19
	2016	10,932,298	16.82 - 30.24	293,536,621	0.65	0.95 - 2.30	(1.10) - 4.06

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
LMPVET ClearBridge Variable	2020	8,163,078	11.21 - 104.90	457,022,773	1.03	0.95 - 2.30	0.00 - 13.69
Appreciation Sub-Account	2019	7,974,959	15.07 - 92.27	440,731,484	1.32	0.95 - 2.30	26.91 - 28.64
	2018	8,114,870	11.85 - 71.73	393,172,143	1.22	0.95 - 2.30	(3.99) - (2.68)
	2017	7,854,907	12.31 - 73.70	452,130,395	1.18	0.95 - 2.30	16.84 - 18.42
	2016	7,615,066	10.51 - 62.23	405,981,554	1.32	0.95 - 2.30	4.49 - 8.73
LMPVET ClearBridge Variable	2020	6,697,768	21.26 - 37.38	228,380,228	1.32	0.95 - 2.30	5.22 - 6.48
Dividend Strategy	2019	6,996,832	20.21 - 35.10	225,020,223	1.32	0.95 - 2.30	28.60 - 30.17
Sub-Account	2018	7,795,080	15.72 - 26.97	193,406,499	1.38	0.95 - 2.30	(7.03) - (5.90)
	2017	8,474,807	16.91 - 28.66	224,472,939	1.35	0.95 - 2.30	16.47 - 17.89
	2016	8,906,934	14.51 - 24.31	200,725,348	1.44	0.95 - 2.30	6.86 - 13.69
LMPVET ClearBridge Variable	2020	50,713	48.87 - 56.63	2,692,551	0.02	1.50 - 2.15	27.95 - 28.79
Large Cap Growth	2019	57,901	38.19 - 43.97	2,392,450	0.34	1.50 - 2.15	29.35 - 30.19
Sub-Account	2018	69,686	29.52 - 33.77	2,215,534	0.26	1.50 - 2.15	(2.12) - (1.48)
	2017	101,448	30.17 - 34.28	3,261,658	0.22	1.50 - 2.15	23.10 - 23.90
	2016	121,433	23.83 - 27.67	3,173,371	0.48	1.50 - 2.30	4.95 - 5.79
LMPVET ClearBridge Variable	2020	229,282	29.29 - 35.17	7,626,209	1.46	1.50 - 2.30	2.85 - 3.68
Large Cap Value Sub-Account	2019	235,436	28.47 - 33.92	7,569,792	1.73	1.50 - 2.30	25.95 - 26.96
	2018	232,863	22.61 - 26.72	5,902,416	1.50	1.50 - 2.30	(10.96) - (10.24)
	2017	248,434	25.39 - 29.77	7,016,572	1.28	1.50 - 2.30	12.23 - 13.13
	2016	342,723	22.62 - 26.31	8,591,571	1.62	1.50 - 2.30	10.43 - 11.32
LMPVET ClearBridge Variable	2020	3,107,004	28.41 - 72.80	158,957,879	—	0.95 - 2.30	40.00 - 41.91
Small Cap Growth	2019	3,412,090	20.24 - 51.30	128,119,129	—	0.95 - 2.30	23.99 - 25.67
Sub-Account	2018	3,317,005	16.28 - 40.82	104,196,797	—	0.95 - 2.30	1.07 - 2.45
	2017	3,504,028	16.06 - 39.84	113,694,790	—	0.95 - 2.30	21.45 - 23.09
	2016	3,770,232	13.20 - 32.37	102,811,126	—	0.95 - 2.30	3.40 - 9.41
LMPVET QS Variable	2020	1,063,286	27.57 - 34.60	33,240,004	2.06	0.95 - 1.90	8.87 - 9.91
Conservative Growth	2019	1,180,673	25.32 - 31.48	33,753,890	2.05	0.95 - 1.90	15.16 - 16.26
Sub-Account	2018	1,337,369	21.99 - 27.08	33,045,053	2.43	0.95 - 1.90	(6.21) - (5.31)
	2017	1,529,846	23.45 - 28.60	40,132,539	2.35	0.95 - 1.90	11.42 - 12.48
	2016	1,657,879	21.04 - 25.43	38,835,887	2.42	0.95 - 1.90	5.41 - 6.42
LMPVET QS Variable Growth	2020	2,312,789	26.38 - 33.11	68,990,481	1.53	0.95 - 1.90	9.14 - 10.18
Sub-Account	2019	2,720,954	24.17 - 30.05	74,124,103	1.48	0.95 - 1.90	20.27 - 21.42
	2018	3,186,503	20.10 - 24.75	71,918,076	2.54	0.95 - 1.90	(9.78) - (8.92)
	2017	3,596,291	22.28 - 27.17	89,558,223	1.79	0.95 - 1.90	17.10 - 18.21
	2016	3,963,257	19.02 - 22.99	83,823,213	1.45	0.95 - 1.90	6.46 - 7.47
LMPVET QS Variable Moderate	2020	22,247	25.81 - 28.40	612,939	1.70	1.50 - 1.90	8.98 - 9.41
Growth Sub-Account	2019	24,153	23.68 - 25.96	608,135	1.68	1.50 - 1.90	18.16 - 18.64
	2018	25,741	20.04 - 21.88	547,294	2.09	1.50 - 1.90	(8.05) - (7.68)
	2017	34,884	21.80 - 23.70	803,869	1.91	1.50 - 1.90	14.54 - 14.99
	2016	45,938	19.03 - 20.61	921,078	1.85	1.50 - 1.90	5.96 - 6.39
LMPVIT Western Asset	2020	3,428,634	19.55 - 33.19	92,816,868	4.08	0.95 - 2.30	4.87 - 6.30
Variable Global High Yield	2019	3,260,422	18.58 - 31.22	86,687,811	5.23	0.95 - 2.30	11.78 - 13.30
Bond Sub-Account	2018	3,297,946	16.59 - 27.55	80,253,026	5.15	0.95 - 2.30	(6.12) - (4.83)
	2017	3,326,625	17.63 - 28.95	87,572,384	5.18	0.95 - 2.30	6.19 - 7.63
	2016	3,567,957	16.56 - 26.90	87,930,944	6.08	0.95 - 2.30	8.61 - 14.51

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
MFS® VIT Investors Trust	2020	273	14.11	3,857	0.64	1.40	12.28
Sub-Account	2019	273	12.57	3,435	0.69	1.40	29.75
	2018	273	9.69	2,648	0.57	1.40	(6.81)
	2017	581	10.40	6,043	0.61	1.40	21.64
	2016	1,033	8.55	8,827	0.86	1.40	7.08
MFS® VIT New Discovery	2020	304	32.43	9,847	—	1.40	43.86
Sub-Account	2019	331	22.54	7,457	—	1.40	39.73
	2018	493	16.13	7,947	—	1.40	(2.85)
	2017	395	16.60	6,563	—	1.40	24.90
	2016	3,102	13.29	41,234	—	1.40	7.54
MFS® VIT Research	2020	1,745	15.72	27,427	0.73	1.40	14.97
Sub-Account	2019	1,745	13.67	23,856	0.77	1.40	31.10
	2018	1,848	10.43	19,274	0.70	1.40	(5.71)
	2017	1,908	11.06	21,100	1.34	1.40	21.66
	2016	2,377	9.09	21,608	0.78	1.40	7.22
Morgan Stanley VIF Global	2020	29,750	14.15 - 15.68	449,718	1.42	1.10 - 1.60	(3.00) - (2.52)
Infrastructure Sub-Account	2019	36,351	14.59 - 16.09	564,376	2.58	1.10 - 1.60	25.84 - 26.47
	2018	37,631	11.59 - 12.72	462,118	2.79	1.10 - 1.60	(9.36) - (8.90)
	2017	40,450	12.79 - 14.46	545,195	2.19	0.90 - 1.60	10.76 - 11.54
	2016	41,674	11.55 - 12.97	503,939	2.10	0.90 - 1.60	13.14 - 13.94
Neuberger Berman Genesis	2020	181	44.66	8,064	—	0.89	23.63
Sub-Account	2019	181	36.12	6,523	0.01	0.89	28.18
	2018	181	28.18	5,089	0.01	0.89	(7.57)
	2017	181	30.49	5,505	0.08	0.89	14.48
	2016	246	26.63	6,564	0.06	0.89	17.01
PIMCO VIT	2020	41,436	6.57 - 6.77	277,779	6.48	1.10 - 1.60	(0.53) - (0.03)
CommodityRealReturn®	2019	60,126	6.60 - 6.77	403,171	3.99	1.10 - 1.60	9.22 - 9.77
Strategy Sub-Account	2018	61,287	6.04 - 6.17	375,089	1.82	1.10 - 1.60	(15.70) - (15.27)
	2017	64,010	7.17 - 7.28	463,243	10.97	1.10 - 1.60	0.32 - 0.82
	2016	64,637	7.15 - 7.22	464,850	0.90	1.10 - 1.60	12.80 - 13.37
PIMCO VIT Dynamic Bond	2020	33,686	10.67 - 11.01	366,337	1.81	1.10 - 1.60	2.83 - 3.35
Sub-Account	2019	57,085	10.38 - 10.65	599,981	2.48	1.10 - 1.60	2.96 - 3.48
	2018	53,631	10.08 - 10.29	546,932	2.37	1.10 - 1.60	(0.88) - (0.38)
	2017	55,031	10.17 - 10.33	564,134	1.41	1.10 - 1.60	3.04 - 3.55
	2016	56,423	9.87 - 9.98	560,051	1.42	1.10 - 1.60	2.77 - 3.28
PIMCO VIT Emerging Markets	2020	57,485	12.09 - 12.55	714,234	3.91	0.95 - 1.60	4.69 - 5.38
Bond Sub-Account	2019	68,327	11.55 - 11.91	806,754	4.12	0.95 - 1.60	12.61 - 13.34
	2018	79,304	10.26 - 10.51	827,015	3.82	0.95 - 1.60	(6.53) - (5.92)
	2017	82,983	10.98 - 11.17	921,470	4.77	0.95 - 1.60	7.81 - 8.51
	2016	62,989	10.18 - 10.29	645,743	4.97	0.95 - 1.60	11.18 - 11.91
Pioneer VCT Mid Cap Value	2020	1,000,393	48.64 - 62.99	56,138,597	0.97	0.95 - 1.95	(0.10) - 0.91
Sub-Account	2019	1,018,436	48.69 - 62.43	56,933,322	1.07	0.95 - 1.95	25.61 - 26.87
	2018	1,148,743	38.76 - 49.20	50,850,983	0.46	0.95 - 1.95	(21.06) - (20.26)
	2017	1,243,008	49.10 - 61.71	69,380,389	0.62	0.95 - 1.95	10.70 - 11.80
	2016	1,342,318	44.36 - 55.19	67,321,539	0.47	0.95 - 1.95	10.51 - 15.13

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Pioneer VCT Real Estate	2020	7,803	30.14 - 35.14	249,820	1.57	1.20 - 1.95	(9.41) - (8.73)
Shares Sub-Account	2019	6,239	33.27 - 38.50	219,146	1.87	1.20 - 1.95	25.44 - 26.39
	2018	7,520	26.52 - 30.46	211,095	2.45	1.20 - 1.95	(9.33) - (8.65)
	2017	7,888	29.25 - 33.35	243,714	2.29	1.20 - 1.95	1.31 - 2.07
	2016	8,268	28.88 - 32.67	252,027	3.27	1.20 - 1.95	3.78 - 4.56
T. Rowe Price Government	2020	9,716	17.23	167,411	0.29	0.89	(0.62)
Money Sub-Account	2019	11,183	17.34	193,886	1.86	0.89	0.98
	2018	10,481	17.17	179,949	1.39	0.89	0.58
	2017	22,810	17.07	389,371	0.49	0.89	(0.38)
	2016	31,086	17.14	532,685	0.02	0.89	(0.87)
T. Rowe Price Growth Stock	2020	27,525	362.97	9,990,795	—	0.89	35.71
Sub-Account	2019	31,786	267.45	8,501,333	0.20	0.89	29.66
	2018	34,907	206.26	7,200,178	0.16	0.89	(1.91)
	2017	38,028	210.28	7,996,385	0.24	0.89	32.45
	2016	40,267	158.76	6,392,650	0.07	0.89	0.51
T. Rowe Price International	2020	21,446	24.23	519,664	0.43	0.89	13.60
Stock Sub-Account	2019	25,828	21.33	550,911	2.44	0.89	26.76
	2018	26,491	16.83	445,745	1.39	0.89	(14.73)
	2017	26,224	19.73	517,492	1.54	0.89	27.05
	2016	24,670	15.53	383,175	1.14	0.89	1.39
TAP 1919 Variable Socially	2020	5,795	62.12 - 69.66	387,965	1.03	1.50 - 1.90	20.61 - 21.10
Responsive Balanced	2019	3,561	51.50 - 57.53	197,619	0.96	1.50 - 1.90	24.32 - 24.82
Sub-Account	2018	3,756	41.43 - 46.09	167,444	1.12	1.50 - 1.90	(2.82) - (2.42)
	2017	3,165	42.63 - 47.23	146,640	1.00	1.50 - 1.90	14.55 - 15.01
	2016	3,566	37.21 - 41.07	143,946	0.88	1.50 - 1.90	4.24 - 4.65

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying fund, portfolio or series, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund, portfolio or series in which the Sub-Account invests. The investment income ratio is calculated as a weighted average ratio since the Sub-Account may invest in two or more share classes, within the fund, portfolio or series of the Trusts which may have unique investment income ratios.

2  These amounts represent annualized contract expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund, portfolio or series have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Sub-Account.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Index to Consolidated Financial Statements, Notes and Schedules

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the Board of Directors of Brighthouse Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Brighthouse Life Insurance Company and subsidiaries (the "Company") as of December 31, 2020 and 2019, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Liability for Future Policy Benefits — Refer to Notes 1 and 3 to the consolidated financial statements

Critical Audit Matter Description

As of December 31, 2020, the liability for future policy benefits totaled $44.3 billion, and included benefits related to variable annuity contracts with guaranteed benefit riders and universal life insurance contracts with secondary guarantees. Management regularly reviews its assumptions supporting the estimates of these actuarial liabilities and differences between actual experience and the assumptions used in pricing the policies and guarantees may require a change to the assumptions recorded at inception as well as an adjustment to the related liabilities. Updating such assumptions can result in variability of profits or the recognition of losses.

2

Given the future policy benefit obligation for these contracts is sensitive to changes in the assumptions related to general account and separate account investment returns, and policyholder behavior including mortality, lapses, premium persistency, benefit election and utilization, and withdrawals, auditing management's selection of these assumptions involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the updating of assumptions by management included the following, among others:

•  We tested the effectiveness of management's controls over the assumption review process, including those over the selection of the significant assumptions used related to general account and separate account investment returns, and policyholder behavior including mortality, lapses, premium persistency, benefit election and utilization, and withdrawals.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the future policy benefit liability, and compared our estimates to management's estimates.

•  We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis, including experience studies, to test that the inputs to the actuarial estimate were reasonable.

•  We evaluated the methods and significant assumptions used by management to identify potential bias.

•  We evaluated whether the significant assumptions used were consistent with evidence obtained in other areas of the audit.

Deferred Acquisition Cost (DAC) — Refer to Notes 1 and 4 to the consolidated financial statements

Critical Audit Matter Description

The Company incurs and defers certain costs in connection with acquiring new and renewal insurance business. These deferred costs, amounting to $4.4 billion as of December 31, 2020, are amortized over the expected life of the policy contract in proportion to actual and expected future gross profits, premiums or margins. For deferred annuities and universal life contracts, expected future gross profits utilized in the amortization calculation are derived using assumptions such as separate account and general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals. The assumptions used in the calculation of expected future gross profits are reviewed at least annually.

Given the significance of the estimates and uncertainty associated with the long-term assumptions utilized in the determination of expected future gross profits, auditing management's determination of the appropriateness of the assumptions used in the calculation of DAC amortization involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to management's determination of DAC amortization included the following, among others:

•  We tested the effectiveness of management's controls related to the determination of expected future gross profits, including those over management's review that the significant assumptions utilized related to separate account and general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals represented a reasonable estimate.

•  With assistance from our actuarial specialists, we evaluated the data included in the estimate provided by the Company's actuaries and the methodology utilized, and evaluated the process used by the Company to determine whether the significant assumptions used were reasonable estimates based on the Company's own experience and industry studies.

•  We inquired of the Company's actuarial specialists whether there were any changes in the methodology utilized during the year in the determination of expected future gross profits.

•  We inspected supporting documentation underlying the Company's experience studies and, utilizing our actuarial specialists, independently recalculated the amortization for a sample of policies, and compared our estimates to management's estimates.

3

•  We evaluated whether the significant assumptions used by the Company were consistent with evidence obtained in other areas of the audit and to identify potential bias.

•  We evaluated the sufficiency of the Company's disclosures related to DAC amortization.

Embedded Derivative Liabilities Related to Variable Annuity Guarantees — Refer to Notes 1, 7, and 8 to the consolidated financial statements.

Critical Audit Matter Description

The Company sells index-linked annuities and variable annuity products with guaranteed minimum benefits, some of which are embedded derivatives that are required to be bifurcated from the host contract, separately accounted for, and measured at fair value. As of December 31, 2020, the fair value of the embedded derivative liability associated with certain of the Company's annuity contracts was $7.6 billion. Management utilizes various assumptions in order to measure the embedded liability including expectations concerning policyholder behavior, mortality and risk margins, as well as changes in the Company's own nonperformance risk. These assumptions are reviewed at least annually by management, and if they change significantly, the estimated fair value is adjusted by a cumulative charge or credit to net income.

Given the embedded derivative liability is sensitive to changes in these assumptions, auditing management's selection of these assumptions involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions selected by management for the embedded derivative liability included the following, among others:

•  We tested the effectiveness of management's controls over the embedded derivative liability, including those over the selection of the significant assumptions related to policyholder behavior, mortality, risk margins and the Company's nonperformance risk.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions, tested the completeness and accuracy of the underlying data and the mathematical accuracy of the Company's valuation model.

•  We evaluated the reasonableness of the Company's assumptions by comparing those selected by management to those independently derived by our actuarial specialists, drawing upon standard actuarial and industry practice.

•  We evaluated the methods and assumptions used by management to identify potential bias in the determination of the embedded liability.

•  We evaluated whether the assumptions used were consistent with evidence obtained in other areas of the audit.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 3, 2021

We have served as the Company's auditor since 2005.

4

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Balance Sheets
December 31, 2020 and 2019

(In millions, except share and per share data)

	2020	2019
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $69,483 and $63,083, respectively; allowance for credit losses of $2 and $0, respectively)	$81,299	$69,977
Equity securities, at estimated fair value	133	147
Mortgage loans (net of allowance for credit losses of $94 and $64, respectively)	15,722	15,664
Policy loans	884	875
Limited partnerships and limited liability companies	2,809	2,379
Short-term investments, principally at estimated fair value	1,885	1,482
Other invested assets, principally at estimated fair value (net of allowance for credit losses of $13 and $0, respectively)	3,757	3,224
Total investments	106,489	93,748
Cash and cash equivalents	3,684	2,493
Accrued investment income	656	663
Premiums, reinsurance and other receivables (net of allowance for credit losses of $10 and $0, respectively)	15,721	14,287
Deferred policy acquisition costs and value of business acquired	4,357	4,809
Current income tax recoverable	—	21
Other assets	395	464
Separate account assets	103,986	99,668
Total assets	$235,288	$216,153
Liabilities and Equity
Liabilities
Future policy benefits	$44,266	$39,081
Policyholder account balances	53,946	45,121
Other policy-related balances	3,114	2,801
Payables for collateral under securities loaned and other transactions	5,237	4,374
Long-term and short-term debt	843	844
Current income tax payable	110	—
Deferred income tax liability	1,461	1,301
Other liabilities	4,210	4,484
Separate account liabilities	103,986	99,668
Total liabilities	217,173	197,674
Contingencies, Commitments and Guarantees (Note 13)
Equity
Brighthouse Life Insurance Company's stockholder's equity:
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	18,323	19,073
Retained earnings (deficit)	(5,719)	(3,899)
Accumulated other comprehensive income (loss)	5,421	3,215
Total Brighthouse Life Insurance Company's stockholder's equity	18,100	18,464
Noncontrolling interests	15	15
Total equity	18,115	18,479
Total liabilities and equity	$235,288	$216,153

See accompanying notes to the consolidated financial statements.
5

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Operations
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	2020	2019	2018
Revenues
Premiums	$736	$847	$869
Universal life and investment-type product policy fees	2,839	2,982	3,190
Net investment income	3,528	3,486	3,235
Other revenues	302	266	287
Net investment gains (losses)	279	92	(204)
Net derivative gains (losses)	(132)	(2,046)	745
Total revenues	7,552	5,627	8,122
Expenses
Policyholder benefits and claims	5,689	3,538	3,180
Interest credited to policyholder account balances	1,061	1,031	1,047
Amortization of deferred policy acquisition costs and value of business acquired	696	395	1,011
Other expenses	1,844	1,809	1,763
Total expenses	9,290	6,773	7,001
Income (loss) before provision for income tax	(1,738)	(1,146)	1,121
Provision for income tax expense (benefit)	(433)	(338)	153
Net income (loss)	(1,305)	(808)	968
Less: Net income (loss) attributable to noncontrolling interests	1	1	1
Net income (loss) attributable to Brighthouse Life Insurance Company	$(1,306)	$(809)	$967

See accompanying notes to the consolidated financial statements.
6

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Comprehensive Income (Loss)
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	2020	2019	2018
Net income (loss)	$(1,305)	$(808)	$968

Other comprehensive income (loss):

Unrealized investment gains (losses), net of related offsets	2,854	3,167	(1,355)
Unrealized gains (losses) on derivatives	(70)	(21)	22
Foreign currency translation adjustments	19	12	(4)
Other comprehensive income (loss), before income tax	2,803	3,158	(1,337)
Income tax (expense) benefit related to items of other comprehensive income (loss)	(597)	(661)	297
Other comprehensive income (loss), net of income tax	2,206	2,497	(1,040)
Comprehensive income (loss)	901	1,689	(72)
Less: Comprehensive income (loss) attributable to noncontrolling interests, net of income tax	1	1	1
Comprehensive income (loss) attributable to Brighthouse Life Insurance Company	$900	$1,688	$(73)

See accompanying notes to the consolidated financial statements.
7

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Equity
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Brighthouse Life Insurance Company's Stockholder's Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2017	$75	$19,073	$(4,132)	$1,837	$16,853	$15	$16,868
Cumulative effect of change in accounting principle and other, net of income tax			75	(79)	(4)		(4)
Balance at January 1, 2018	75	19,073	(4,057)	1,758	16,849	15	16,864
Change in noncontrolling interests				—	(1)	(1)
Net income (loss)			967		967	1	968
Other comprehensive income (loss), net of income tax				(1,040)	(1,040)		(1,040)
Balance at December 31, 2018	75	19,073	(3,090)	718	16,776	15	16,791
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(809)		(809)	1	(808)
Other comprehensive income (loss), net of income tax				2,497	2,497		2,497
Balance at December 31, 2019	75	19,073	(3,899)	3,215	18,464	15	18,479
Cumulative effect of change in accounting principle and other, net of income tax			(14)	3	(11)		(11)
Balance at January 1, 2020	75	19,073	(3,913)	3,218	18,453	15	18,468
Dividends paid to parent		(750)	(500)		(1,250)		(1,250)
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(1,306)		(1,306)	1	(1,305)
Other comprehensive income (loss), net of income tax				2,203	2,203		2,203
Balance at December 31, 2020	$75	$18,323	$(5,719)	$5,421	$18,100	$15	$18,115

See accompanying notes to the consolidated financial statements.
8

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	2020	2019	2018
Cash flows from operating activities
Net income (loss)	$(1,305)	$(808)	$968
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(257)	(275)	(259)
(Gains) losses on investments, net	(279)	(92)	204
(Gains) losses on derivatives, net	526	2,592	(102)
(Income) loss from equity method investments, net of dividends and distributions	(55)	70	(66)
Interest credited to policyholder account balances	1,061	1,031	1,047
Universal life and investment-type product policy fees	(2,839)	(2,982)	(3,190)
Change in accrued investment income	(10)	85	(177)
Change in premiums, reinsurance and other receivables	(1,382)	(739)	(224)
Change in deferred policy acquisition costs and value of business acquired, net	290	25	689
Change in income tax	(290)	(326)	1,111
Change in other assets	1,897	1,947	2,077
Change in future policy benefits and other policy-related balances	3,523	1,696	1,386
Change in other liabilities	249	63	94
Other, net	—	51	63
Net cash provided by (used in) operating activities	1,129	2,338	3,621
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	8,322	13,358	15,621
Equity securities	66	57	22
Mortgage loans	1,929	1,528	793
Limited partnerships and limited liability companies	177	302	274
Purchases of:
Fixed maturity securities	(14,209)	(16,406)	(16,427)
Equity securities	(17)	(22)	(2)
Mortgage loans	(2,073)	(3,609)	(3,890)
Limited partnerships and limited liability companies	(582)	(463)	(358)
Cash received in connection with freestanding derivatives	6,347	2,040	1,802
Cash paid in connection with freestanding derivatives	(4,514)	(2,638)	(2,938)
Receipts on loans to affiliate	100	—	—
Issuances of loans to affiliate	(100)	—	(2)
Net change in policy loans	(9)	126	105
Net change in short-term investments	(391)	(1,470)	269
Net change in other invested assets	30	36	(17)
Net cash provided by (used in) investing activities	$(4,924)	$(7,161)	$(4,748)

See accompanying notes to the consolidated financial statements.
9

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows (continued)
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	2020	2019	2018
Cash flows from financing activities
Policyholder account balances:
Deposits	$9,565	$7,111	$5,899
Withdrawals	(3,240)	(2,773)	(3,400)
Net change in payables for collateral under securities loaned and other transactions	863	(673)	889
Long-term and short-term debt issued	100	412	228
Long-term and short-term debt repaid	(102)	(2)	(9)
Dividends paid to parent	(1,250)	—	—
Financing element on certain derivative instruments and other derivative related transactions, net	(949)	(203)	(303)
Other, net	(1)	(50)	(46)
Net cash provided by (used in) financing activities	4,986	3,822	3,258
Change in cash, cash equivalents and restricted cash	1,191	(1,001)	2,131
Cash, cash equivalents and restricted cash, beginning of year	2,493	3,494	1,363
Cash, cash equivalents and restricted cash, end of year	$3,684	$2,493	$3,494
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$68	$30	$3
Income tax	$(125)	$3	$(891)

See accompanying notes to the consolidated financial statements.
10

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting Policies

Business

"BLIC" and the "Company" refer to Brighthouse Life Insurance Company, a Delaware corporation originally incorporated in Connecticut in 1863, and its subsidiaries. Brighthouse Life Insurance Company is a wholly-owned subsidiary of Brighthouse Holdings, LLC ("BH Holdings"), which is a direct wholly-owned subsidiary of Brighthouse Financial, Inc. ("BHF" together with its subsidiaries and affiliates, "Brighthouse Financial").

BLIC offers a range of individual annuities and individual life insurance products. The Company is organized into three segments: Annuities; Life; and Run-off. In addition, the Company reports certain of its results of operations in Corporate & Other.

In 2016, MetLife, Inc. (together with its subsidiaries and affiliates, "MetLife") announced its plan to pursue the separation of a substantial portion of its former U.S. retail business (the "Separation"). In connection with the Separation, 80.8% of MetLife, Inc.'s interest in BHF was distributed to holders of MetLife, Inc.'s common stock. On June 14, 2018, MetLife, Inc. divested its remaining shares of BHF common stock (the "MetLife Divestiture"). As a result, MetLife, Inc. and its subsidiaries and affiliates are no longer considered related parties subsequent to the MetLife Divestiture.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

Consolidation

The accompanying consolidated financial statements include the accounts of Brighthouse Life Insurance Company and its subsidiaries, as well as partnerships and limited liability companies ("LLCs") that the Company controls. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method of accounting for investments in limited partnerships and LLCs when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period. When the Company has virtually no influence over the investee's operations, the investment is carried at fair value.

Reclassifications

Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as may be discussed when applicable in the Notes to the Consolidated Financial Statements.

Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a standalone entity.

Summary of Significant Accounting Policies

Insurance

Future Policy Benefit Liabilities and Policyholder Account Balances

The Company establishes liabilities for future amounts payable under insurance policies. Insurance liabilities are generally equal to the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Assumptions used to measure the liability are based on the Company's experience and include a margin for adverse deviation. The most significant assumptions used in the establishment of liabilities for future policy benefits are mortality, benefit election and utilization, withdrawals, policy lapse, and investment returns as appropriate to the respective product type.

11

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

For traditional long-duration insurance contracts (term, whole life insurance and income annuities), assumptions are determined at issuance of the policy and are not updated unless a premium deficiency exists. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are less than expected future benefits and expenses (based on current assumptions). When a premium deficiency exists, the Company will reduce any deferred acquisition costs and may also establish an additional liability to eliminate the deficiency. To assess whether a premium deficiency exists, the Company groups insurance contracts based on the manner acquired, serviced and measured for profitability. In applying the profitability criteria, groupings are limited by segment.

The Company is also required to reflect the effect of investment gains and losses in its premium deficiency testing. When a premium deficiency exists related to unrealized gains and losses, any reductions in deferred acquisition costs or increases in insurance liabilities are recorded to other comprehensive income (loss) ("OCI").

Policyholder account balances relate to customer deposits on universal life insurance and deferred annuity contracts and are equal to the sum of deposits, plus interest credited, less charges and withdrawals. The Company may also hold additional liabilities for certain guaranteed benefits related to these contracts.

Liabilities for secondary guarantees on universal life insurance contracts are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the contract period based on total expected assessments. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios. The Company also maintains a liability for profits followed by losses on universal life with secondary guarantees ("ULSG") determined by projecting future earnings and establishing a liability to offset losses that are expected to occur in later years. Changes in ULSG liabilities are recorded to net income, except for the effects of unrealized gains and losses, which are recorded to OCI.

Recognition of Insurance Revenues and Deposits

Premiums related to traditional life insurance and annuity contracts are recognized as revenues when due from policyholders. When premiums for income annuities are due over a significantly shorter period than the period over which policyholder benefits are incurred, any excess profit is deferred and recognized into earnings in proportion to the amount of expected future benefit payments.

Deposits related to universal life insurance, deferred annuity contracts and investment contracts are credited to policyholder account balances. Revenues from such contracts consist of asset-based investment management fees, cost of insurance charges, risk charges, policy administration fees and surrender charges. These fees, which are included in universal life and investment-type product policy fees, are recognized when assessed to the contract holder, except for non-level insurance charges which are deferred and amortized over the life of the contracts.

Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

Deferred Policy Acquisition Costs, Value of Business Acquired and Deferred Sales Inducements

The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as deferred policy acquisition costs ("DAC'). These costs mainly consist of commissions and include the portion of employees' compensation and benefits related to time spent selling, underwriting or processing the issuance of new insurance contracts. All other acquisition-related costs are expensed as incurred.

Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity and investment-type contracts in-force as of the acquisition date.

The Company amortizes DAC and VOBA related to term non-participating whole life insurance over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, in-force or persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policy benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits.

12

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The Company amortizes DAC and VOBA on deferred annuities and universal life insurance contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon investment returns in excess of the amounts credited to policyholders, mortality, in-force or persistency, benefit elections and utilization, and withdrawals. When significant negative gross profits are expected in future periods, the Company substitutes the amount of insurance in-force for expected future gross profits as the amortization basis for DAC.

Assumptions for DAC and VOBA are reviewed at least annually, and if they change significantly, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to net income. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits.

The Company updates expected future gross profits to reflect the actual gross profits for each period, including changes to its nonperformance risk related to embedded derivatives and the actual amount of business remaining in-force. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the actual gross profits are below the previously expected future gross profits.

DAC and VOBA balances on deferred annuities and universal life insurance contracts are also adjusted to reflect the effect of investment gains and losses and certain embedded derivatives (including changes in nonperformance risk). These adjustments can create fluctuations in net income from period to period. Changes in DAC and VOBA balances related to unrealized gains and losses are recorded to OCI.

DAC and VOBA balances and amortization for variable contracts can be significantly impacted by changes in expected future gross profits related to projected separate account rates of return. The Company's practice of determining changes in separate account returns assumes that long-term appreciation in equity markets is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If a modification is considered to have substantially changed the contract, the associated DAC or VOBA is written off immediately as net income and any new acquisition costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

The Company also has intangible assets representing deferred sales inducements ("DSI") which are included in other assets. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of DSI is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews DSI to determine whether the assets are impaired.

Reinsurance

The Company enters into reinsurance arrangements pursuant to which it cedes certain insurance risks to unaffiliated and former related party reinsurers. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The accounting for reinsurance arrangements depends on whether the arrangement provides indemnification against loss or liability relating to insurance risk in accordance with GAAP.

For ceded reinsurance of existing in-force blocks of insurance contracts that transfer significant insurance risk, premiums, benefits and the amortization of DAC are reported net of reinsurance ceded. Amounts recoverable from reinsurers related to incurred claims and ceded reserves are included in premiums, reinsurance and other receivables and amounts payable to reinsurers included in other liabilities.

13

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. Under certain reinsurance agreements, the Company withholds the funds rather than transferring the underlying investments and, as a result, records a funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio. Certain funds withheld arrangements may also contain embedded derivatives measured at fair value that are related to the investment return on the assets withheld.

The Company accounts for assumed reinsurance similar to directly written business, except for guaranteed minimum income benefits ("GMIB"), where a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives.

Variable Annuity Guarantees

The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (the "Benefit Base") less withdrawals. In some cases, the Benefit Base may be increased by additional deposits, bonus amounts, accruals or optional market value step-ups.

Certain of the Company's variable annuity guarantee features are accounted for as insurance liabilities and recorded in future policy benefits while others are accounted for at fair value as embedded derivatives and recorded in policyholder account balances. Generally, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either the occurrence of a specific insurable event, or annuitization. Alternatively, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring the occurrence of specific insurable event, or the policyholder to annuitize, that is, the policyholder can receive the guarantee on a net basis. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models. Further, changes in assumptions, principally involving policyholder behavior, can result in a change of expected future cash outflows of a guarantee between portions accounted for as insurance liabilities and portions accounted for as embedded derivatives.

Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDB"), the life contingent portion of the guaranteed minimum withdrawal benefits ("GMWB") and the portion of the GMIBs that require annuitization, as well as the life contingent portion of the expected annuitization when the policyholder is forced into an annuitization upon depletion of their account value.

These insurance liabilities are accrued over the accumulation phase of the contract in proportion to actual and future expected policy assessments based on the level of guaranteed minimum benefits generated using multiple scenarios of separate account returns. The scenarios are based on best estimate assumptions consistent with those used to amortize DAC. When current estimates of future benefits exceed those previously projected or when current estimates of future assessments are lower than those previously projected, liabilities will increase, resulting in a current period charge to net income. The opposite result occurs when the current estimates of future benefits are lower than those previously projected or when current estimates of future assessments exceed those previously projected. At each reporting period, the actual amount of business remaining in-force is updated, which impacts expected future assessments and the projection of estimated future benefits resulting in a current period charge or increase to earnings.

Guarantees accounted for as embedded derivatives in policyholder account balances include the non-life contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMAB"), and for GMIBs the non-life contingent portion of the expected annuitization when the policyholder is forced into an annuitization upon depletion of their account value, as well as the guaranteed principal option.

14

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The estimated fair values of guarantees accounted for as embedded derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees are considered revenue and are reported in universal life and investment-type product policy fees. The percentage of fees included in the initial fair value measurement is not updated in subsequent periods.

The Company updates the estimated fair value of guarantees in subsequent periods by projecting future benefits using capital market and actuarial assumptions including expectations of policyholder behavior. A risk neutral valuation methodology is used to project the cash flows from the guarantees under multiple capital market scenarios to determine an economic liability. The reported estimated fair value is then determined by taking the present value of these risk-free generated cash flows using a discount rate that incorporates a spread over the risk-free rate to reflect the Company's nonperformance risk and adding a risk margin. For more information on the determination of estimated fair value of embedded derivatives, see Note 8.

Assumptions for all variable guarantees are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted by a cumulative charge or credit to net income.

Index-linked Annuities

The Company issues and assumes through reinsurance index-linked annuities. The crediting rate associated with index-linked annuities is accounted for at fair value as an embedded derivative. The estimated fair value is determined using a combination of an option pricing model and an option-budget approach. Under this approach, the company estimates the cost of funding the crediting rate using option pricing and establishes that cost on the balance sheet as a reduction to the initial deposit amount. In subsequent periods, the embedded derivative is remeasured at fair value while the reduction in initial deposit is accreted back up to the initial deposit over the estimated life of the contract.

Investments

Net Investment Income and Net Investment Gains (Losses)

Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

Fixed Maturity Securities Available-For-Sale

The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. Publicly-traded security transactions are recorded on a trade date basis, while privately-placed and bank loan security transactions are recorded on a settlement date basis. Investment gains and losses on sales are determined on a specific identification basis.

Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS") (collectively, "Structured Securities") considers the estimated timing and amount of prepayments of the underlying loans. The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates.

Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed, and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

15

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The Company regularly evaluates fixed maturity securities for declines in fair value to determine if a credit loss exists. This evaluation is based on management's case by case evaluation of the underlying reasons for the decline in fair value including, but not limited to an analysis of the gross unrealized losses by severity and financial condition of the issuer.

For fixed maturity securities in an unrealized loss position, when the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery, the amortized cost basis of the security is written down to fair value through net investment gains (losses).

For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. If the Company determines the decline in estimated fair value is due to credit losses, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an allowance through net investment gains (losses). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the allowance related to other-than-credit factors is recorded in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Mortgage Loans

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and any deferred fees or expenses, and net of an allowance for credit losses. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. The allowance for credit losses for mortgage loans represents the Company's best estimate of expected credit losses over the remaining life of the loans and is determined using relevant available information from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Limited Partnerships and LLCs

The Company uses the equity method of accounting for investments when it has more than a minor ownership interest or more than a minor influence over the investee's operations; when the Company has virtually no influence over the investee's operations the investment is carried at estimated fair value. The Company generally recognizes its share of the equity method investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period; while distributions on investments carried at estimated fair value are recognized as earned or received.

Short-term Investments

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Other Invested Assets

Other invested assets consist principally of freestanding derivatives with positive estimated fair values which are described in "— Derivatives" below.

16

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Securities Lending Program

Securities lending transactions whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.

Derivatives

Freestanding Derivatives

Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

If a derivative is not designated or did not qualify as an accounting hedge, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

The Company generally reports cash received or paid for a derivative in the investing activity section of the statement of cash flows except for cash flows of certain derivative options with deferred premiums, which are reported in the financing activity section of the statement of cash flows.

Hedge Accounting

The Company primarily designates derivatives as a hedge of a forecasted transaction or a variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in fair value are recorded in OCI and subsequently reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative or hedged item expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

When hedge accounting is discontinued the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses). The changes in estimated fair value of derivatives previously recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. When the hedged item matures or is sold, or the forecasted transaction is not probable of occurring, the Company immediately reclassifies any remaining balances in OCI to net derivative gains (losses).

17

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Embedded Derivatives

The Company has certain insurance and reinsurance contracts that contain embedded derivatives which are required to be separated from their host contracts and reported as derivatives. These host contracts include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; index-linked annuities that are directly written or assumed through reinsurance; and ceded reinsurance of variable annuity GMIBs. Embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances on the consolidated balance sheets. Changes in the estimated fair value of the embedded derivative are reported in net derivative gains (losses).

See "— Variable Annuity Guarantees," "— Index-Linked Annuities" and "— Reinsurance" for additional information on the accounting policies for embedded derivatives bifurcated from variable annuity and reinsurance host contracts.

Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In determining the estimated fair value of the Company's investments, fair values are based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical investments, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments.

Separate Accounts

Separate accounts underlying the Company's variable life and annuity contracts are reported at fair value. Assets in separate accounts supporting the contract liabilities are legally insulated from the Company's general account liabilities. Investments in these separate accounts are directed by the contract holder and all investment performance, net of contract fees and assessments, is passed through to the contract holder. Investment performance and the corresponding amounts credited to contract holders of such separate accounts are offset within the same line on the statements of operations.

Separate accounts that do not pass all investment performance to the contract holder, including those underlying certain index-linked annuities, are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses. The accounting for investments in these separate accounts is consistent with the methodologies described herein for similar financial instruments held within the general account.

The Company receives asset-based distribution and service fees from mutual funds available to the variable life and annuity contract holders as investment options in its separate accounts. These fees are recognized in the period in which the related services are performed and are included in other revenues in the statement of operations.

Income Tax

Income taxes as presented herein attribute current and deferred income taxes of MetLife, Inc., for periods up until the Separation, to Brighthouse Financial in a manner that is systematic, rational and consistent with the asset and liability method prescribed by the Financial Accounting Standards Board ("FASB") guidance Accounting Standards Codification 740 — Income Taxes ("ASC 740"). The Company's income tax provision was prepared following the modified separate return method. The modified separate return method applies ASC 740 to the standalone financial statements of each member of the consolidated group as if the group member were a separate taxpayer and a standalone enterprise, after providing benefits for losses. The Company's accounting for income taxes represents management's best estimate of various events and transactions.

18

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including the jurisdiction in which the deferred tax asset was generated, the length of time that carryforward can be utilized in the various taxing jurisdictions, future taxable income exclusive of reversing temporary differences and carryforwards, future reversals of existing taxable temporary differences, taxable income in prior carryback years, tax planning strategies and the nature, frequency, and amount of cumulative financial reporting income and losses in recent years.

The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

Litigation Contingencies

The Company is a party to a number of legal actions and may be involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

Other Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Employee Benefit Plans

Brighthouse Services, LLC ("Brighthouse Services"), an affiliate, sponsors qualified and non-qualified defined contribution plans, and New England Life Insurance Company ("NELICO"), an affiliate, sponsors certain frozen defined benefit pension and postretirement plans. Within its consolidated statement of operations, the Company has included expenses associated with its participants in these plans.

Adoption of New Accounting Pronouncements

Changes to GAAP are established by the FASB in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. ASUs not listed were assessed and determined to be either not applicable or are not expected to have a material impact on the Company's consolidated financial statements.

19

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Effective January 1, 2020, using the modified retrospective method, the Company adopted ASU 2016-13 ("ASU 2016-13"), Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. The amendments to Topic 326 replace the incurred loss impairment methodology for certain financial instruments with one that reflects expected credit losses based on historical loss information, current conditions, and reasonable and supportable forecasts. The new guidance also requires that an other-than-temporary impairment on a debt security will be recognized as an allowance going forward, such that improvements in expected future cash flows after an impairment will no longer be reflected as a prospective yield adjustment through net investment income, but rather a reversal of the previous impairment and recognized through realized investment gains and losses. The Company recorded an after tax net decrease to retained earnings of $14 million and a net increase to accumulated other comprehensive income (loss) ("AOCI") of $3 million for the cumulative effect of adoption. The adjustment included establishing or updating the allowance for credit losses on fixed maturity securities, mortgage loans, and other invested assets.

Future Adoption of New Accounting Pronouncements

In August 2018, the FASB issued new guidance on long-duration contracts (ASU 2018-12, Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts). This new guidance is effective for fiscal years beginning after January 1, 2023. The amendments to Topic 944 will result in significant changes to the accounting for long-duration insurance contracts. These changes (i) require all guarantees that qualify as market risk benefits to be measured at fair value, (ii) require more frequent updating of assumptions and modify existing discount rate requirements for certain insurance liabilities, (iii) modify the methods of amortization for DAC, and (iv) require new qualitative and quantitative disclosures around insurance contract asset and liability balances and the judgments, assumptions and methods used to measure those balances. The market risk benefit guidance is required to be applied on a retrospective basis, while the changes to guidance for insurance liabilities and DAC may be applied to existing carrying amounts on the effective date or on a retrospective basis.

The Company continues to evaluate the new guidance and therefore is unable to estimate the impact on its financial statements. The most significant impact from the ASU is the requirement that all variable annuity guarantees will be considered market risk benefits and measured at fair value, whereas today a significant amount of variable annuity guarantees are classified as insurance liabilities.

2. Segment Information

The Company is organized into three segments: Annuities; Life; and Run-off. In addition, the Company reports certain of its results of operations in Corporate & Other.

Annuities

The Annuities segment consists of a variety of variable, fixed, index-linked and income annuities designed to address contract holders' needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security.

Life

The Life segment consists of insurance products and services, including term, universal, whole and variable life products designed to address policyholders' needs for financial security and protected wealth transfer, which may be provided on a tax-advantaged basis.

Run-off

The Run-off segment consists of products that are no longer actively sold and are separately managed, including structured settlements, pension risk transfer contracts, certain company-owned life insurance policies, funding agreements and ULSG.

Corporate & Other

Corporate & Other contains the excess capital not allocated to the segments and interest expense related to the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes long-term care and workers' compensation business reinsured through 100% quota share reinsurance agreements and term life insurance sold direct to consumers, which is no longer being offered for new sales.

20

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Financial Measures and Segment Accounting Policies

Adjusted earnings is a financial measure used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. Consistent with GAAP guidance for segment reporting, adjusted earnings is also used to measure segment performance. The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business. Adjusted earnings should not be viewed as a substitute for net income (loss) attributable to Brighthouse Life Insurance Company and excludes net income (loss) attributable to noncontrolling interests.

Adjusted earnings, which may be positive or negative, focuses on the Company's primary businesses principally by excluding the impact of market volatility, which could distort trends.

The following are significant items excluded from total revenues, net of income tax, in calculating adjusted earnings:

•  Net investment gains (losses);

•  Net derivative gains (losses) except earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment; and

•  Certain variable annuity GMIB fees ("GMIB Fees").

The following are significant items excluded from total expenses, net of income tax, in calculating adjusted earnings:

•  Amounts associated with benefits related to GMIBs ("GMIB Costs");

•  Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments"); and

•  Amortization of DAC and VOBA related to: (i) net investment gains (losses), (ii) net derivative gains (losses), (iii) GMIB Fees and GMIB Costs and (iv) Market Value Adjustments.

The tax impact of the adjustments mentioned above is calculated net of the statutory tax rate, which could differ from the Company's effective tax rate.

The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for the adjustments to calculate adjusted earnings described above. In addition, segment accounting policies include the methods of capital allocation described below.

Segment investment and capitalization targets are based on statutory oriented risk principles and metrics. Segment invested assets backing liabilities are based on net statutory liabilities plus excess capital. For the variable annuity business, the excess capital held is based on the target statutory total asset requirement consistent with the Company's variable annuity risk management strategy. For insurance businesses other than variable annuities, excess capital held is based on a percentage of required statutory risk-based capital ("RBC"). Assets in excess of those allocated to the segments, if any, are held in Corporate & Other. Segment net investment income reflects the performance of each segment's respective invested assets.

21

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Operating results by segment, as well as Corporate & Other, were as follows:

	Year Ended December 31, 2020
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,383	$23	$(1,655)	$(369)	$(618)
Provision for income tax expense (benefit)	257	3	(356)	(102)	(198)
Post-tax adjusted earnings	1,126	20	(1,299)	(267)	(420)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,126	$20	$(1,299)	$(268)	(421)
Adjustments for:
Net investment gains (losses)					279
Net derivative gains (losses)					(132)
Other adjustments to net income (loss)					(1,267)
Provision for income tax (expense) benefit					235
Net income (loss) attributable to Brighthouse Life Insurance Company					$(1,306)
Interest revenue	$1,811	$403	$1,269	$62
Interest expense	$—	$—	$—	$68
	Year Ended December 31, 2019
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,233	$239	$(580)	$(234)	$658
Provision for income tax expense (benefit)	230	49	(126)	(112)	41
Post-tax adjusted earnings	1,003	190	(454)	(122)	617
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,003	$190	$(454)	$(123)	616
Adjustments for:
Net investment gains (losses)					92
Net derivative gains (losses)					(2,046)
Other adjustments to net income (loss)					150
Provision for income tax (expense) benefit					379
Net income (loss) attributable to Brighthouse Life Insurance Company					$(809)
Interest revenue	$1,798	$376	$1,265	$53
Interest expense	$—	$—	$—	$60

22

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

	Year Ended December 31, 2018
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,179	$211	$(58)	$(229)	$1,103
Provision for income tax expense (benefit)	201	43	(14)	(73)	157
Post-tax adjusted earnings	978	168	(44)	(156)	946
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$978	$168	$(44)	$(157)	945
Adjustments for:
Net investment gains (losses)					(204)
Net derivative gains (losses)					745
Other adjustments to net income (loss)					(523)
Provision for income tax (expense) benefit					4
Net income (loss) attributable to Brighthouse Life Insurance Company					$967
Interest revenue	$1,523	$373	$1,309	$44
Interest expense	$—	$—	$—	$6

Total revenues by segment, as well as Corporate & Other, were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Annuities	$4,005	$4,062	$3,921
Life	1,081	1,115	1,160
Run-off	1,937	2,009	2,112
Corporate & Other	148	145	147
Adjustments	381	(1,704)	782
Total	$7,552	$5,627	$8,122

Total assets by segment, as well as Corporate & Other, were as follows at:

	December 31,
	2020	2019
	(In millions)
Annuities	$167,806	$152,740
Life	17,796	16,389
Run-off	38,366	35,132
Corporate & Other	11,320	11,892
Total	$235,288	$216,153

Total premiums, universal life and investment-type product policy fees and other revenues by major product group were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Annuity products	$2,448	$2,522	$2,662
Life insurance products	1,418	1,561	1,677
Other products	11	12	7
Total	$3,877	$4,095	$4,346

23

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Substantially all of the Company's premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

Revenues derived from any individual customer did not exceed 10% of premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2020, 2019 and 2018.

3. Insurance

Insurance Liabilities

Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

	December 31,
	2020	2019
	(In millions)
Annuities	$54,185	$43,731
Life	8,335	7,507
Run-off	31,197	28,064
Corporate & Other	7,609	7,701
Total	$101,326	$87,003

See Note 5 for discussion of affiliated reinsurance liabilities included in the table above.

Assumptions for Future Policyholder Benefits and Policyholder Account Balances

For term and non-participating whole life insurance, assumptions for mortality and persistency are based upon the Company's experience. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 8%. The liability for single premium immediate annuities is based on the present value of expected future payments using the Company's experience for mortality assumptions, with interest rate assumptions used in establishing such liabilities ranging from 1% to 9%.

Participating whole life insurance uses an interest assumption based upon a non-forfeiture interest rate of 4% and mortality rates guaranteed in calculating the cash surrender values described in such contracts, and also includes a liability for terminal dividends. Participating whole life insurance represented 3% of the Company's life insurance in-force at both December 31, 2020 and 2019, and 40%, 38% and 38% of gross traditional life insurance premiums for the years ended December 31, 2020, 2019 and 2018, respectively.

The liability for future policyholder benefits for long-term care insurance (included in Corporate & Other) includes assumptions for morbidity, withdrawals and interest. Interest rate assumptions used for establishing long-term care claim liabilities range from 3% to 6%. Claim reserves for long-term care insurance include best estimate assumptions for claim terminations, expenses and interest.

Policyholder account balances liabilities for fixed deferred annuities and universal life insurance have interest credited rates ranging from 1% to 7%.

Guarantees

The Company issues variable annuity contracts with guaranteed minimum benefits. GMDBs, the life contingent portion of GMWBs and certain portions of GMIBs are accounted for as insurance liabilities in future policyholder benefits, while other guarantees are accounted for in whole or in part as embedded derivatives in policyholder account balances and are further discussed in Note 7. The most significant assumptions for variable annuity guarantees included in future policyholder benefits are projected general account and separate account investment returns, and policyholder behavior including mortality, benefit election and utilization, and withdrawals.

The Company also has secondary guarantees on universal life insurance accounted for as insurance liabilities. The most significant assumptions used in estimating the secondary guarantee liabilities are general account rates of return, premium persistency, mortality and lapses, which are reviewed and updated at least annually.

24

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

See Note 1 for more information on guarantees accounted for as insurance liabilities.

Information regarding the liabilities for guarantees (excluding policyholder account balances and embedded derivatives) relating to variable annuity contracts and universal and variable life insurance contracts was as follows:

	Variable Annuity Contracts		Universal and Variable Life Contracts
	GMDBs	GMIBs	Secondary Guarantees	Total
			(In millions)
Direct
Balance at January 1, 2018	$1,416	$2,550	$4,232	$8,198
Incurred guaranteed benefits	183	358	483	1,024
Paid guaranteed benefits	(56)	—	—	(56)
Balance at December 31, 2018	1,543	2,908	4,715	9,166
Incurred guaranteed benefits	142	168	874	1,184
Paid guaranteed benefits	(89)	—	—	(89)
Balance at December 31, 2019	1,596	3,076	5,589	10,261
Incurred guaranteed benefits	128	1,089	1,244	2,461
Paid guaranteed benefits	(103)	—	(169)	(272)
Balance at December 31, 2020	$1,621	$4,165	$6,664	$12,450
Net Ceded/(Assumed)
Balance at January 1, 2018	$(6)	$(47)	$946	$893
Incurred guaranteed benefits	48	(3)	18	63
Paid guaranteed benefits	(54)	—	—	(54)
Balance at December 31, 2018	(12)	(50)	964	902
Incurred guaranteed benefits	84	(1)	119	202
Paid guaranteed benefits	(87)	—	—	(87)
Balance at December 31, 2019	(15)	(51)	1,083	1,017
Incurred guaranteed benefits	95	(21)	102	176
Paid guaranteed benefits	(101)	—	(39)	(140)
Balance at December 31, 2020	$(21)	$(72)	$1,146	$1,053
Net
Balance at January 1, 2018	$1,422	$2,597	$3,286	$7,305
Incurred guaranteed benefits	135	361	465	961
Paid guaranteed benefits	(2)	—	—	(2)
Balance at December 31, 2018	1,555	2,958	3,751	8,264
Incurred guaranteed benefits	58	169	755	982
Paid guaranteed benefits	(2)	—	—	(2)
Balance at December 31, 2019	1,611	3,127	4,506	9,244
Incurred guaranteed benefits	33	1,110	1,142	2,285
Paid guaranteed benefits	(2)	—	(130)	(132)
Balance at December 31, 2020	$1,642	$4,237	$5,518	$11,397

25

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

Information regarding the Company's guarantee exposure was as follows at:

	December 31,
	2020				2019
	In the Event of Death		At Annuitization		In the Event of Death		At Annuitization
	(Dollars in millions)
Annuity Contracts (1), (2)
Variable Annuity Guarantees
Total account value (3)	$104,075		$57,790		$100,034		$57,069
Separate account value	$99,257		$56,668		$95,430		$56,027
Net amount at risk	$6,392	(4)	$6,341	(5)	$6,617	(4)	$4,495	(5)
Average attained age of contract holders	70 years		70 years		69 years		69 years

	December 31,
	2020	2019
	Secondary Guarantees
	(Dollars in millions)
Universal Life Contracts
Total account value (3)	$5,772	$5,957
Net amount at risk (6)	$69,083	$71,124
Average attained age of policyholders	67 years	66 years
Variable Life Contracts
Total account value (3)	$1,306	$1,133
Net amount at risk (6)	$11,234	$12,082
Average attained age of policyholders	46 years	45 years

(1)  The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)  Includes direct business, but excludes offsets from hedging or reinsurance, if any. Therefore, the net amount at risk presented reflects the economic exposures of living and death benefit guarantees associated with variable annuities, but not necessarily their impact on the Company. See Note 5 for a discussion of guaranteed minimum benefits which have been reinsured.

(3)  Includes the contract holder's investments in the general account and separate account, if applicable.

(4)  Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(5)  Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contract holders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contract holders have achieved.

(6)  Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

26

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

	December 31,
	2020	2019
	(In millions)
Fund Groupings:
Balanced	$62,800	$62,266
Equity	28,385	25,580
Bond	8,265	7,729
Money Market	16	16
Total	$99,466	$95,591

Obligations Under Funding Agreements

Brighthouse Life Insurance Company has issued fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. The Company had obligations outstanding under the funding agreements of $144 million and $134 million at December 31, 2020 and 2019, respectively, which are reported in policyholder account balances.

Brighthouse Life Insurance Company is a member of the Federal Home Loan Bank ("FHLB") of Atlanta and holds common stock in certain regional banks in the FHLB system. Holdings of FHLB common stock carried at cost were $39 million at both December 31, 2020 and 2019.

Brighthouse Life Insurance Company has an active funding agreement program with FHLB of Atlanta, along with inactive funding agreement programs with certain regional banks in the FHLB system. The Company had obligations outstanding under these funding agreements of $595 million at both December 31, 2020 and 2019, which are reported in policyholder account balances. Funding agreements are issued to FHLBs in exchange for cash, for which the FHLBs have been granted liens on certain assets, some of which are in their custody, including RMBS, to collateralize the Company's obligations under the funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLBs as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLBs' recovery on the collateral is limited to the amount of the Company's liabilities to the FHLBs.

Brighthouse Life Insurance Company has a funding agreement program with the Federal Agricultural Mortgage Corporation and its affiliate Farmer Mac Mortgage Securities Corporation ("Farmer Mac"), pursuant to which the parties may agree to enter into funding agreements in an aggregate amount of up to $500 million. Any such borrowings would be reported in policyholder account balances. At both December 31, 2020 and 2019, there were no borrowings under this funding agreement program. Funding agreements are issued to Farmer Mac in exchange for cash, for which Farmer Mac will be granted liens on certain assets, including agricultural loans, to collateralize the Company's obligations under the funding agreements. Upon any event of default by the Company, Farmer Mac's recovery on the collateral is limited to the amount of the Company's liabilities to Farmer Mac.

27

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Deferred Sales Inducements

See Note 1 for a description of capitalized acquisition costs.

Information regarding DAC and VOBA was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
DAC:
Balance at January 1,	$4,327	$4,518	$5,015
Capitalizations	406	365	319
Amortization related to net investment gains (losses) and net derivative gains (losses)	105	220	(370)
All other amortization	(776)	(586)	(535)
Total amortization	(671)	(366)	(905)
Unrealized investment gains (losses)	(192)	(190)	89
Balance at December 31,	3,870	4,327	4,518
VOBA:
Balance at January 1,	482	568	608
Amortization related to net investment gains (losses) and net derivative gains (losses)	—	(1)	(1)
All other amortization	(25)	(28)	(105)
Total amortization	(25)	(29)	(106)
Unrealized investment gains (losses)	30	(57)	66
Balance at December 31,	487	482	568
Total DAC and VOBA:
Balance at December 31,	$4,357	$4,809	$5,086

Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

	December 31,
	2020	2019
	(In millions)
Annuities	$3,715	$4,168
Life	531	539
Run-off	5	5
Corporate & Other	106	97
Total	$4,357	$4,809

The estimated future VOBA amortization expense to be reported in other expenses for the next five years is $70 million in 2021, $61 million in 2022, $52 million in 2023, $45 million in 2024 and $39 million in 2025.

Information regarding DSI was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
DSI:
Balance at January 1,	$362	$391	$411
Capitalization	2	2	2
Amortization	(69)	(36)	(39)
Unrealized investment gains (losses)	—	5	17
Balance at December 31,	$295	$362	$391

28

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by NELICO, as well as former affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 6.

Annuities and Life

For annuities, the Company reinsures portions of the living and death benefit guarantees issued in connection with certain variable annuities to unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued by NELICO. The Company cedes certain fixed rate annuities to unaffiliated third party reinsurers, and assumes certain index-linked annuities from an unaffiliated third party insurer. These reinsurance arrangements are structured on a coinsurance basis and are reported as deposit accounting.

For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case-by-case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures 90% of the risk associated with participating whole life policies to a former affiliate and assumes certain term life policies and universal life policies with secondary death benefit guarantees issued by a former affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Corporate & Other

The Company reinsures, through 100% quota share reinsurance agreements certain run-off long-term care and workers' compensation business written by the Company. At December 31, 2020, the Company had $6.7 billion of reinsurance recoverables associated with its reinsured long-term care business. The reinsurer has established trust accounts for the Company's benefit to secure their obligations under the reinsurance agreements. Additionally, the Company is indemnified for losses and certain other payment obligations it might incur with respect to such reinsured long-term care insurance business.

Catastrophe Coverage

The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

The Company reinsures its business through a diversified group of highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process.

29

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2020 and 2019, were not significant. The Company had $5.7 billion and $5.4 billion of unsecured reinsurance recoverable balances with third-party reinsurers at December 31, 2020 and 2019, respectively.

The Company records an allowance for credit losses which is a valuation account that reduces reinsurance recoverable balances to present the net amount expected to be collected from reinsurers. When assessing the creditworthiness of the Company's reinsurance recoverable balances, beyond the analysis of individual claims disputes, the Company considers the financial strength of its reinsurers using public ratings and ratings reports, current existing credit enhancements to reinsurance agreements and the statutory and GAAP financial statements of the reinsurers. Impairments are then determined based on probable and estimable defaults. At December 31, 2020, the Company had an allowance for credit losses of $10 million on its reinsurance recoverable balances.

At December 31, 2020, the Company had $14.8 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $12.8 billion, or 86%, were with the Company's five largest ceded reinsurers, including $3.8 billion of net ceded reinsurance recoverables which were unsecured. At December 31, 2019, the Company had $13.5 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $11.7 billion, or 87%, were with the Company's five largest ceded reinsurers, including $4.0 billion of net ceded reinsurance recoverables which were unsecured.

30

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Premiums
Direct premiums	$1,466	$1,597	$1,640
Reinsurance assumed	12	15	12
Reinsurance ceded	(742)	(765)	(783)
Net premiums	$736	$847	$869
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$3,376	$3,432	$3,617
Reinsurance assumed	55	79	101
Reinsurance ceded	(592)	(529)	(528)
Net universal life and investment-type product policy fees	$2,839	$2,982	$3,190
Other revenues
Direct other revenues	$239	$244	$262
Reinsurance assumed	18	3	2
Reinsurance ceded	45	19	23
Net other revenues	$302	$266	$287
Policyholder benefits and claims
Direct policyholder benefits and claims	$7,445	$5,267	$4,724
Reinsurance assumed	158	70	75
Reinsurance ceded	(1,914)	(1,799)	(1,619)
Net policyholder benefits and claims	$5,689	$3,538	$3,180
Other expenses
Direct other expenses	$1,851	$1,839	$1,812
Reinsurance assumed	2	(10)	(4)
Reinsurance ceded	(9)	(20)	(45)
Net other expenses	$1,844	$1,809	$1,763

The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2020				2019
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$519	$30	$15,172	$15,721	$420	$39	$13,828	$14,287
Liabilities
Future policy benefits	$44,027	$239	$—	$44,266	$38,879	$202	$—	$39,081
Policyholder account balances	$50,292	$3,654	$—	$53,946	$42,062	$3,059	$—	$45,121
Other policy-related balances	$1,416	$1,698	$—	$3,114	$1,126	$1,675	$—	$2,801
Other liabilities	$3,066	$40	$1,104	$4,210	$3,410	$11	$1,063	$4,484

31

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $3.0 billion and $2.0 billion at December 31, 2020 and 2019, respectively. The deposit liabilities on reinsurance were $2.7 billion and $2.4 billion at December 31, 2020 and 2019, respectively.

Related Party Reinsurance Transactions

The Company has reinsurance agreements with its affiliate NELICO and certain MetLife, Inc. subsidiaries, including Metropolitan Life Insurance Company ("MLIC"), Metropolitan Tower Life Insurance Company and MetLife Reinsurance Company of Vermont, all of which were related parties until the completion of the MetLife Divestiture (see Note 1).

Information regarding the significant effects of reinsurance with NELICO and former MetLife affiliates included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Premiums
Reinsurance assumed	$2	$5	$7
Reinsurance ceded	—	—	(201)
Net premiums	$2	$5	$(194)
Universal life and investment-type product policy fees
Reinsurance assumed	$7	$6	$51
Reinsurance ceded	—	—	1
Net universal life and investment-type product policy fees	$7	$6	$52
Other revenues
Reinsurance assumed	$2	$3	$2
Reinsurance ceded	—	—	18
Net other revenues	$2	$3	$20
Policyholder benefits and claims
Reinsurance assumed	$55	$34	$52
Reinsurance ceded	—	—	(178)
Net policyholder benefits and claims	$55	$34	$(126)
Other expenses
Reinsurance assumed	$(21)	$(32)	$(13)
Reinsurance ceded	—	—	(5)
Net other expenses	$(21)	$(32)	$(18)

Information regarding the significant effects of reinsurance with NELICO included on the consolidated balance sheets was as follows at:

	December 31,
	2020		2019
	Assumed	Ceded	Assumed	Ceded
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$24	$—	$26	$—
Liabilities
Future policy benefits	$120	$—	$97	$—
Policyholder account balances	$596	$—	$443	$—
Other policy-related balances	$10	$—	$11	$—
Other liabilities	$9	$—	$(21)	$—

32

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

The Company assumes risks from NELICO related to guaranteed minimum benefits written directly by the cedent. The assumed reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with the agreements are included within policyholder account balances and were $596 million and $443 million at December 31, 2020 and 2019, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($151) million, ($53) million and $53 million for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company cedes risks to MLIC related to guaranteed minimum benefits written directly by the Company. The ceded reinsurance agreement contains embedded derivatives and changes in the estimated fair value are also included within net derivative gains (losses). Net derivative gains (losses) associated with the embedded derivatives were less than $1 million for the year ended December 31, 2018.

Related party reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. There were no deposit assets on related party reinsurance at both December 31, 2020 and 2019. The deposit liabilities on related party reinsurance were $167 million and $164 million at December 31, 2020 and 2019, respectively.

6. Investments

See Note 8 for information about the fair value hierarchy for investments and the related valuation methodologies. In connection with the adoption of new guidance related to the credit losses (see Note 1), effective January 1, 2020, the Company updated its accounting policies on certain investments. Any accounting policy updates required by the new guidance are described in this footnote.

Fixed Maturity Securities Available-for-sale

Fixed Maturity Securities by Sector

Fixed maturity securities by sector were as follows at:

	December 31, 2020					December 31, 2019
	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair
	Cost	Losses	Gains	Losses	Value	Cost	Losses	Gains	Losses	Value
	(In millions)
U.S. corporate	$32,062	$2	$5,286	$70	$37,276	$27,841	$—	$2,815	$65	$30,591
Foreign corporate	9,926	—	1,493	44	11,375	9,017	—	736	67	9,686
U.S. government and agency	5,871	—	2,599	6	8,464	5,396	—	1,848	—	7,244
RMBS	7,578	—	644	3	8,219	8,600	—	440	10	9,030
CMBS	6,120	—	586	9	6,697	5,460	—	263	9	5,714
State and political subdivision	3,607	—	948	—	4,555	3,326	—	687	2	4,011
ABS	2,831	—	60	10	2,881	1,940	—	21	11	1,950
Foreign government	1,488	—	345	1	1,832	1,503	—	250	2	1,751
Total fixed maturity securities	$69,483	$2	$11,961	$143	$81,299	$63,083	$—	$7,060	$166	$69,977

The Company held non-income producing fixed maturity securities with an estimated fair value of $5 million at December 31, 2020. The Company did not hold any non-income producing fixed maturity securities at December 31, 2019.

33

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2020:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Securities	Total Fixed Maturity Securities
	(In millions)
Amortized cost	$1,465	$7,207	$14,328	$29,954	$16,529	$69,483
Estimated fair value	$1,483	$7,745	$16,074	$38,200	$17,797	$81,299

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

Continuous Gross Unrealized Losses for Fixed Maturity Securities by Sector

The estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, by sector and by length of time that the securities have been in a continuous unrealized loss position, were as follows at:

	December 31, 2020				December 31, 2019
	Less than 12 Months		12 Months or Greater		Less than 12 Months		12 Months or Greater
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$1,726	$57	$181	$13	$1,931	$43	$320	$22
Foreign corporate	243	7	345	37	577	12	510	55
U.S. government and agency	236	6	—	—	14	—	—	—
RMBS	180	2	22	1	802	6	346	4
CMBS	331	7	44	2	552	7	171	2
State and political subdivision	46	—	—	—	120	2	8	—
ABS	506	3	629	7	358	2	676	9
Foreign government	55	1	—	—	65	2	—	—
Total fixed maturity securities	$3,323	$83	$1,221	$60	$4,419	$74	$2,031	$92
Total number of securities in an unrealized loss position	665		241		686		297
34

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Allowance for Credit Losses for Fixed Maturity Securities

Evaluation and Measurement Methodologies

For fixed maturity securities in an unrealized loss position, management first assesses whether the Company intends to sell, or whether it is more likely than not it will be required to sell the security before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the security's amortized cost basis is written down to estimated fair value through net investment gains (losses). For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the allowance for credit loss evaluation process include, but are not limited to: (i) the extent to which estimated fair value is less than amortized cost; (ii) any changes to the rating of the security by a rating agency; (iii) adverse conditions specifically related to the security, industry or geographic area; and (iv) payment structure of the fixed maturity security and the likelihood of the issuer being able to make payments in the future or the issuer's failure to make scheduled interest and principal payments. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss is deemed to exist and an allowance for credit losses is recorded, limited by the amount that the estimated fair value is less than the amortized cost basis, with a corresponding charge to net investment gains (losses). Any unrealized losses that have not been recorded through an allowance for credit losses are recognized in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of fixed maturity securities. An allowance for credit losses is not estimated on an accrued interest receivable, rather receivable balances 90-days past due are deemed uncollectible and are written off with a corresponding reduction to net investment income. The accrued interest receivable on fixed maturity securities totaled $506 million at December 31, 2020 and is included in accrued investment income.

Fixed maturity securities are also evaluated to determine if they qualify as purchased financial assets with credit deterioration ("PCD"). To determine if the credit deterioration experienced since origination is more than insignificant, both (i) the extent of the credit deterioration and (ii) any rating agency downgrades are evaluated. For securities categorized as PCD assets, the present value of cash flows expected to be collected from the security are compared to the par value of the security. If the present value of cash flows expected to be collected is less than the par value, credit losses are embedded in the purchase price of the PCD asset. In this situation, both an allowance for credit losses and amortized cost gross-up is recorded, limited by the amount that the estimated fair value is less than the grossed-up amortized cost basis. Any difference between the purchase price and the present value of cash flows is amortized or accreted into net investment income over the life of the PCD asset. Any subsequent PCD asset allowance for credit losses is evaluated in a manner similar to the process described above for fixed maturity securities.

Current Period Evaluation

Based on the Company's current evaluation of its fixed maturity securities in an unrealized loss position and the current intent or requirement to sell, the Company recorded an allowance for credit losses of $2 million, relating to five securities at December 31, 2020. Management concluded that for all other fixed maturity securities in an unrealized loss position, the unrealized loss was not due to issuer-specific credit-related factors and as a result was recognized in OCI. Where unrealized losses have not been recognized into income, it is primarily because the securities' bond issuer(s) are of high credit quality, management does not intend to sell and it is likely that management will not be required to sell the securities prior to their anticipated recovery, and the decline in estimated fair value is largely due to changes in interest rates and non-issuer specific credit spreads. These issuers continued to make timely principal and interest payments and the estimated fair value is expected to recover as the securities approach maturity.

35

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Rollforward of the Allowance for Credit Losses for Fixed Maturity Securities by Sector

The changes in the allowance for credit losses by sector were as follows:

	U.S. Corporate	Foreign Corporate	Total
	(In millions)
Balance at January 1, 2020	$3	$1	$4
Allowance on securities where credit losses were not previously recorded	3	1	4
Reductions for securities sold	(1)	—	(1)
Change in allowance on securities with an allowance recorded in a previous period	—	(1)	(1)
Write-offs charged against allowance (1)	(3)	(1)	(4)
Balance at December 31, 2020	$2	$—	$2

(1)  The Company recorded total write-offs of $13 million for the year ended December 31, 2020.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at:

	December 31,
	2020		2019
	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$9,687	61.6%	$9,694	61.9%
Agricultural	3,479	22.1	3,326	21.2
Residential	2,650	16.9	2,708	17.3
Total mortgage loans (1)	15,816	100.6	15,728	100.4
Allowance for credit losses	(94)	(0.6)	(64)	(0.4)
Total mortgage loans, net	$15,722	100.0%	$15,664	100.0%

(1)  Purchases of mortgage loans from third parties were $815 million and $962 million for the years ended December 31, 2020 and 2019, respectively, and were primarily comprised of residential mortgage loans.

Allowance for Credit Losses for Mortgage Loans

Evaluation and Measurement Methodologies

The allowance for credit losses is a valuation account that is deducted from the mortgage loan's amortized cost basis to present the net amount expected to be collected on the mortgage loan. The loan balance, or a portion of the loan balance, is written-off against the allowance when management believes this amount is uncollectible.

Accrued interest receivables are presented separate from the amortized cost basis of mortgage loans. An allowance for credit losses is generally not estimated on an accrued interest receivable, rather when a loan is placed in nonaccrual status the associated accrued interest receivable balance is written off with a corresponding reduction to net investment income. For mortgage loans that are granted payment deferrals due to the worldwide pandemic sparked by the novel coronavirus ("COVID-19 pandemic"), interest continues to be accrued during the deferral period if the loan was less than 30 days past due at December 31, 2019 and performing at the onset of the pandemic. Accrued interest on COVID-19 pandemic impacted loans was not significant at December 31, 2020. The accrued interest receivable on mortgage loans is included in accrued investment income and totaled $88 million at December 31, 2020.

36

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

The allowance for credit losses is estimated using relevant available information, from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast. Historical credit loss experience provides the basis for estimating expected credit losses. Adjustments to historical loss information are made for differences in current loan-specific risk characteristics and environmental conditions. A reasonable and supportable forecast period of two-years is used with an input reversion period of one-year.

Mortgage loans are evaluated in each of the three portfolio segments to determine the allowance for credit losses. The loan-level loss rates are determined using individual loan terms and characteristics, risk pools/internal ratings, national economic forecasts, prepayment speeds, and estimated default and loss severity.

The resulting loss rates are applied to the mortgage loan's amortized cost to generate an allowance for credit losses. In certain situations, the allowance for credit losses is measured as the difference between the loan's amortized cost and liquidation value of the collateral. These situations include collateral dependent loans, expected troubled debt restructurings ("TDR"), foreclosure probable loans, and loans with dissimilar risk characteristics.

Mortgage loans are also evaluated to determine if they qualify as PCD assets. To determine if the credit deterioration experienced since origination is more than insignificant, the extent of credit deterioration is evaluated. All re-performing/ modified loan ("RPL") pools purchased after December 31, 2019 are determined to have been acquired with evidence of more than insignificant credit deterioration since origination and are classified as PCD assets. RPLs are pools of residential mortgage loans acquired at a discount or premium which have both credit and non-credit components. For PCD mortgage loans, the allowance for credit losses is determined using a similar methodology described above, except the loss-rate is determined at the pool level instead of the individual loan level. The initial allowance for credit losses, determined on a collective basis, is then allocated to the individual loans. The initial amortized cost of the loan is grossed-up to reflect the sum of the loan's purchase price and allowance for credit losses. The difference between the grossed-up amortized cost basis and the par value of the loan is a noncredit discount or premium, which is accreted or amortized into net investment income over the remaining life of the loan. Any subsequent PCD mortgage loan allowance for credit losses is evaluated in a manner similar to the process described above for each of the three portfolio segments.

Rollforward of the Allowance for Credit Losses for Mortgage Loans by Portfolio Segment

The changes in the allowance for credit losses by portfolio segment were as follows:

	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at December 31, 2019	$47	$10	$7	$64
Cumulative effect of change in accounting principle	(20)	6	14	—
Balance at January 1, 2020	27	16	21	64
Current period provision	17	(1)	14	30
Balance at December 31, 2020	$44	$15	$35	$94

PCD Mortgage Loans

Purchases of PCD mortgage loans are summarized as follows:

Year Ended December 31, 2020
(In millions)
Purchase price	$159
Allowance at acquisition date	3
Discount or premium attributable to other factors	(2)
Par value	$160

37

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Credit Quality of Mortgage Loans by Portfolio Segment

The amortized cost of mortgage loans by year of origination and credit quality indicator was as follows at:

	2020	2019	2018	2017	2016	Prior	Total
	(In millions)
December 31, 2020
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$317	$1,527	$1,004	$514	$1,106	$2,808	$7,276
65% to 75%	200	450	482	322	59	498	2,011
76% to 80%	—	—	—	44	79	8	131
Greater than 80%	—	—	29	—	6	234	269
Total commercial mortgage loans	517	1,977	1,515	880	1,250	3,548	9,687
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	566	526	749	377	412	627	3,257
65% to 75%	81	80	10	33	—	18	222
Total agricultural mortgage loans	647	606	759	410	412	645	3,479
Residential mortgage loans
Performing	214	381	413	131	70	1,375	2,584
Nonperforming	2	6	4	—	1	53	66
Total residential mortgage loans	216	387	417	131	71	1,428	2,650
Total	$1,380	$2,970	$2,691	$1,421	$1,733	$5,621	$15,816

The loan-to-value ratio is a measure commonly used to assess the quality of commercial and agricultural mortgage loans. The loan-to-value ratio compares the amount of the loan to the estimated fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. Performing status is a measure commonly used to assess the quality of residential mortgage loans. A loan is considered performing when the borrower makes consistent and timely payments.

The amortized cost of commercial mortgage loans by debt-service coverage ratio was as follows at:

	December 31,
	2020		2019
	Amortized Cost	% of Total	Amortized Cost	% of Total
	(Dollars in millions)
Debt-service coverage ratios:
Greater than 1.20x	$9,423	97.3%	$9,230	95.2%
1.00x - 1.20x	204	2.1	298	3.1
Less than 1.00x	60	0.6	166	1.7
Total	$9,687	100.0%	$9,694	100.0%

The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios less than 1.00 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A debt-service coverage ratio greater than 1.00 times indicates an excess of net operating income over the debt-service payments.

38

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Past Due Mortgage Loans by Portfolio Segment

The Company has a high-quality, well-performing mortgage loan portfolio, with over 99% of all mortgage loans classified as performing at both December 31, 2020 and 2019. Delinquency is defined consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans — 60 days and agricultural mortgage loans — 90 days. To the extent a payment deferral is agreed to with a borrower, in response to the COVID-19 pandemic, the past due status of the impacted loans during the forbearance period is locked-in as of March 1, 2020, which reflects the date on which the COVID-19 pandemic began to affect the borrower's ability to make payments. At December 31, 2020, $38 million of the COVID-19 pandemic modified loans were classified as delinquent.

The aging of the amortized cost of past due mortgage loans by portfolio segment was as follows at:

	December 31, 2020
	Commercial	Agricultural	Residential	Total
	(In millions)
Current	$9,687	$3,479	$2,575	$15,741
30-59 days past due	—	—	9	9
60-89 days past due	—	—	24	24
90-179 days past due	—	—	27	27
180+ days past due	—	—	15	15
Total	$9,687	$3,479	$2,650	$15,816

Mortgage Loans in Nonaccrual Status by Portfolio Segment

Mortgage loans are placed in a nonaccrual status if there are concerns regarding collectability of future payments or the loan is past due, unless the past due loan is well collateralized and in the process of foreclosure. To the extent a payment deferral is agreed to with a borrower, in response to the COVID-19 pandemic, the impacted loans generally will not be reported as in a nonaccrual status during the period of deferral. A COVID-19 pandemic modified loan is only reported as a nonaccrual asset in the event a borrower declares bankruptcy, the borrower experiences significant credit deterioration such that the Company does not expect to collect all principal and interest due, or the loan was 90 days past due at the onset of the pandemic. At December 31, 2020, $38 million of the COVID-19 pandemic modified loans were in nonaccrual status.

The amortized cost of mortgage loans in a nonaccrual status by portfolio segment were as follows at:

	Commercial	Agricultural	Residential	Total
	(In millions)
December 31, 2019	$—	$21	$37	$58
December 31, 2020 (1)	$—	$—	$66	$66

(1)  The Company had $7 million of residential mortgage loans in nonaccrual status for which there was no related allowance for credit losses for the year ended December 31, 2020.

Current period investment income on mortgage loans in nonaccrual status was $2 million for the year ended December 31, 2020.

Modified Mortgage Loans by Portfolio Segment

Under certain circumstances, modifications are granted to nonperforming mortgage loans. Each modification is evaluated to determine if a TDR has occurred. A modification is a TDR when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the amount of debt owed, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company did not have a significant amount of mortgage loans modified in a troubled debt restructuring during the year ended December 31, 2020.

39

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Short-term modifications made on a good faith basis to borrowers who were not more than 30 days past due at December 31, 2019 and in response to the COVID-19 pandemic are not considered TDRs.

Other Invested Assets

Over 90% of other invested assets is comprised of freestanding derivatives with positive estimated fair values. See Note 7 for information about freestanding derivatives with positive estimated fair values. Other invested assets also includes tax credit and renewable energy partnerships, leveraged leases and FHLB stock.

Leveraged Leases

The carrying value of leveraged leases at December 31, 2020 and 2019 was $50 million and $64 million, respectively, net of allowance for credit losses of $13 million and $0, respectively. Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 12 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. Nonperforming rental receivables are generally defined as those that are 90 days or more past due. At both December 31, 2020 and 2019, all leveraged leases were performing.

Net Unrealized Investment Gains (Losses)

Unrealized investment gains (losses) on fixed maturity securities and the effect on DAC, VOBA, DSI and future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

The components of net unrealized investment gains (losses), included in AOCI, were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Fixed maturity securities	$11,818	$6,894	$1,679
Derivatives	162	232	253
Other	(16)	(15)	(15)
Subtotal	11,964	7,111	1,917
Amounts allocated from:
Future policy benefits	(4,598)	(2,691)	(885)
DAC, VOBA and DSI	(494)	(332)	(90)
Subtotal	(5,092)	(3,023)	(975)
Deferred income tax benefit (expense)	(1,443)	(859)	(198)
Net unrealized investment gains (losses)	$5,429	$3,229	$744

The changes in net unrealized investment gains (losses) were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Balance at December 31,	$3,229	$744	$1,860
Unrealized investment gains (losses) change due to cumulative effect, net of income tax	—	—	(79)
Balance at January 1,	3,229	744	1,781
Unrealized investment gains (losses) during the year	4,853	5,194	(2,990)
Unrealized investment gains (losses) relating to:
Future policy benefits	(1,907)	(1,806)	1,485
DAC, VOBA and DSI	(162)	(242)	172
Deferred income tax benefit (expense)	(584)	(661)	296
Balance at December 31,	$5,429	$3,229	$744
Change in net unrealized investment gains (losses)	$2,200	$2,485	$(1,037)

40

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Concentrations of Credit Risk

There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2020 and 2019.

Securities Lending

Elements of the securities lending program are presented below at:

	December 31,
	2020	2019
	(In millions)
Securities on loan: (1)
Amortized cost	$2,373	$2,031
Estimated fair value	$3,603	$2,996
Cash collateral received from counterparties (2)	$3,674	$3,074
Reinvestment portfolio — estimated fair value	$3,830	$3,174

(1)  Included within fixed maturity securities.

(2)  Included within payables for collateral under securities loaned and other transactions.

The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

	December 31, 2020				December 31, 2019
	Open (1)	1 Month or Less	1 to 6 Months	Total	Open (1)	1 Month or Less	1 to 6 Months	Total
	(In millions)
U.S. government and agency	$937	$2,300	$437	$3,674	$1,279	$1,094	$701	$3,074

(1)  The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized in normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2020 was $920 million, primarily comprised of U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, ABS, U.S. and foreign corporate securities, non-agency RMBS and U.S. government and agency securities) with 63% invested in agency RMBS, cash and cash equivalents and U.S. government and agency securities at December 31, 2020. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

41

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

Invested assets on deposit, held in trust and pledged as collateral at estimated fair value were as follows at:

	December 31,
	2020	2019
	(In millions)
Invested assets on deposit (regulatory deposits) (1)	$10,131	$9,345
Invested assets held in trust (reinsurance agreements) (2)	5,711	4,561
Invested assets pledged as collateral (3)	5,595	3,640
Total invested assets on deposit, held in trust and pledged as collateral	$21,437	$17,546

(1)  The Company has assets, primarily fixed maturity securities, on deposit with governmental authorities relating to certain policyholder liabilities, of which $59 million and $69 million of the assets on deposit represents restricted cash and cash equivalents at December 31, 2020 and 2019, respectively.

(2)  The Company has assets, primarily fixed maturity securities, held in trust relating to certain reinsurance transactions, of which $101 million and $124 million of the assets held in trust balance represents restricted cash and cash equivalents at December 31, 2020 and 2019, respectively.

(3)  The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 7).

See "— Securities Lending" for information regarding securities on loan.

Collectively Significant Equity Method Investments

The Company holds investments in limited partnerships and LLCs consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $2.8 billion at December 31, 2020. The Company's maximum exposure to loss related to these equity method investments is the carrying value of these investments plus unfunded commitments of $1.5 billion at December 31, 2020. The Company's investments in limited partnerships and LLCs are generally of a passive nature in that the Company does not participate in the management of the entities.

As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for each of the years ended December 31, 2020, 2019, and 2018. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

The aggregated summarized financial data presented below reflects the latest available financial information and is as of and for the years ended December 31, 2020, 2019 and 2018. Aggregate total assets of these entities totaled $503.7 billion and $403.6 billion at December 31, 2020 and 2019, respectively. Aggregate total liabilities of these entities totaled $62.9 billion and $52.7 billion at December 31, 2020 and 2019, respectively. Aggregate net income (loss) of these entities totaled $37.7 billion, $33.3 billion and $33.3 billion for the years ended December 31, 2020, 2019 and 2018, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

The Company has invested in legal entities that are variable interest entities ("VIE"). VIEs are consolidated when the investor is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both the power to (i) direct the activities of the VIE that most significantly impact the economic performance of the VIE and (ii) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE.

There were no material VIEs for which the Company has concluded that it is the primary beneficiary at either December 31, 2020 or 2019.

42

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

The carrying amount and maximum exposure to loss related to the VIEs for which the Company has concluded that it holds a variable interest, but is not the primary beneficiary, were as follows at:

	December 31,
	2020		2019
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
	(In millions)
Fixed maturity securities	$13,494	$12,416	$12,959	$12,317
Limited partnerships and LLCs	2,307	3,565	1,892	3,065
Total	$15,801	$15,981	$14,851	$15,382

The Company's investments in unconsolidated VIEs are described below.

Fixed Maturity Securities

The Company invests in U.S. corporate bonds, foreign corporate bonds, and Structured Securities, issued by VIEs. The Company is not obligated to provide any financial or other support to these VIEs, other than the original investment. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed as having the power to direct the activities that most significantly impact the economic performance of the VIE, nor does the Company function in any of these roles. The Company does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity; as a result, the Company has determined it is not the primary beneficiary, or consolidator, of the VIE. The Company's maximum exposure to loss on these fixed maturity securities is limited to the amortized cost of these investments. See "— Fixed Maturity Securities Available-for-sale" for information on these securities.

Limited Partnerships and LLCs

The Company holds investments in certain limited partnerships and LLCs which are VIEs. These ventures include limited partnerships, LLCs, private equity funds, hedge funds, and to a lesser extent tax credit and renewable energy partnerships. The Company is not considered the primary beneficiary, or consolidator, when its involvement takes the form of a limited partner interest and is restricted to a role of a passive investor, as a limited partner's interest does not provide the Company with any substantive kick-out or participating rights, nor does it provide the Company with the power to direct the activities of the fund. The Company's maximum exposure to loss on these investments is limited to: (i) the amount invested in debt or equity of the VIE and (ii) commitments to the VIE, as described in Note 13.

43

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Net Investment Income

The components of net investment income were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Investment income:
Fixed maturity securities	$2,659	$2,627	$2,499
Equity securities	6	8	7
Mortgage loans	663	676	538
Policy loans	34	46	62
Limited partnerships and LLCs (1)	240	220	258
Cash, cash equivalents and short-term investments	41	72	26
Other	52	38	38
Total investment income	3,695	3,687	3,428
Less: Investment expenses	167	201	193
Net investment income	$3,528	$3,486	$3,235

(1)  Includes net investment income pertaining to other limited partnership interests of $225 million, $181 million and $211 million for the years ended December 31, 2020, 2019, and 2018, respectively.

See "— Related Party Investment Transactions" for discussion of related party investment expenses.

Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Fixed maturity securities	$298	$87	$(178)
Equity securities	—	17	(16)
Mortgage loans	(27)	(10)	(13)
Limited partnerships and LLCs	(3)	7	40
Other	11	(9)	(37)
Total net investment gains (losses)	$279	$92	$(204)

Sales or Disposals of Fixed Maturity Securities

Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Proceeds	$3,201	$8,541	$11,159
Gross investment gains	$389	$232	$101
Gross investment losses	(76)	(145)	(279)
Net investment gains (losses)	$313	$87	$(178)

44

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Related Party Investment Transactions

All of the transactions reported as related party activity occurred prior to the MetLife Divestiture (see Note 1).

The Company receives investment administrative services from MetLife Investment Management, LLC (formerly known as MetLife Investment Advisors, LLC), which was considered a related party investment manager until the completion of the MetLife Divestiture. The related investment administrative service charges were $49 million for the year ended December 31, 2018.

7. Derivatives

Accounting for Derivatives

See Note 1 for a description of the Company's accounting policies for derivatives and Note 8 for information about the fair value hierarchy for derivatives.

Derivative Strategies

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize its exposure to various market risks, including interest rate, foreign currency exchange rate, credit and equity market.

Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral").

Interest Rate Derivatives

Interest rate swaps: The Company uses interest rate swaps to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate swaps are used in non-qualifying hedging relationships.

Interest rate caps: The Company uses interest rate caps to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities. Interest rate caps are used in non-qualifying hedging relationships.

Interest rate swaptions: The Company uses interest rate swaptions to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate swaptions are used in non-qualifying hedging relationships. Interest rate swaptions are included in interest rate options.

Interest rate forwards: The Company uses interest rate forwards to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate forwards are used in cash flow and non-qualifying hedging relationships.

Foreign Currency Exchange Rate Derivatives

Foreign currency swaps: The Company uses foreign currency swaps to convert foreign currency denominated cash flows to U.S. dollars to reduce cash flow fluctuations due to changes in currency exchange rates. Foreign currency swaps are used in cash flow and non-qualifying hedging relationships.

Foreign currency forwards: The Company uses foreign currency forwards to hedge currency exposure on its invested assets. Foreign currency forwards are used in non-qualifying hedging relationships.

Credit Derivatives

Credit default swaps: The Company uses credit default swaps to create synthetic credit investments to replicate credit exposure that is more economically attractive than what is available in the market or otherwise unavailable (written credit protection), or to reduce credit loss exposure on certain assets that the Company owns (purchased credit protection). Credit default swaps are used in non-qualifying hedging relationships.

45

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

Credit default swaptions: The Company uses credit default swaptions to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. Swaptions are used to create callable bonds from replication synthetic asset transaction ("RSAT") positions. This enhances the income of the RSAT program through earned premiums while not changing the credit profile of the RSATs. Credit default swaptions are used in non-qualifying hedging relationships.

Equity Derivatives

Equity index options: The Company uses equity index options primarily to hedge minimum guarantees embedded in certain variable annuity products against adverse changes in equity markets. Additionally, the Company uses equity index options to hedge index-linked annuity products against adverse changes in equity markets. Equity index options are used in non-qualifying hedging relationships.

Equity total return swaps: The Company uses equity total return swaps to hedge minimum guarantees embedded in certain variable annuity products against adverse changes in equity markets. Equity total return swaps are used in non-qualifying hedging relationships.

Equity variance swaps: The Company uses equity variance swaps to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. Equity variance swaps are used in non-qualifying hedging relationships.

46

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

Primary Risks Managed by Derivatives

The primary underlying risk exposure, gross notional amount, and estimated fair value of derivatives held were as follows at:

		December 31,
		2020			2019
		Gross	Estimated Fair Value		Gross	Estimated Fair Value
	Primary Underlying Risk	Notional			Notional
	Exposure	Amount	Assets	Liabilities	Amount	Assets	Liabilities
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate forwards	Interest rate	$290	$66	$—	$420	$22	$—
Foreign currency swaps	Foreign currency exchange rate	2,750	122	112	2,701	176	27
Total qualifying hedges		3,040	188	112	3,121	198	27
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	2,295	463	—	7,559	878	29
Interest rate caps	Interest rate	2,350	2	—	3,350	2	—
Interest rate options	Interest rate	25,980	712	122	29,750	782	187
Interest rate forwards	Interest rate	8,086	851	78	5,418	94	114
Foreign currency swaps	Foreign currency exchange rate	989	85	32	1,040	94	15
Foreign currency forwards	Foreign currency exchange rate	201	—	—	138	—	1
Credit default swaps — purchased	Credit	18	—	—	18	—	—
Credit default swaps — written	Credit	1,755	41	—	1,613	36	—
Credit default options	Credit	100	—	—	—	—	—
Equity index options	Equity market	31,576	1,071	838	51,509	850	1,728
Equity variance swaps	Equity market	1,098	13	20	2,136	69	69
Equity total return swaps	Equity market	15,056	143	822	7,723	2	367
Total non-designated or non-qualifying derivatives		89,504	3,381	1,912	110,254	2,807	2,510
Embedded derivatives:
Ceded guaranteed minimum income benefits	Other	N/A	283	—	N/A	217	—
Direct index-linked annuities	Other	N/A	—	3,855	N/A	—	2,253
Direct guaranteed minimum benefits	Other	N/A	—	2,751	N/A	—	1,548
Assumed guaranteed minimum benefits	Other	N/A	—	596	N/A	—	442
Assumed index-linked annuities	Other	N/A	—	382	N/A	—	339
Total embedded derivatives		N/A	283	7,584	N/A	217	4,582
Total		$92,544	$3,852	$9,608	$113,375	$3,222	$7,119

Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2020 and 2019. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and generally do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities and generally do not qualify for hedge accounting because they do not meet the criteria of being "highly effective" as outlined in ASC 815; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps that are used to create synthetic credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship.

47

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

The amount and location of gains (losses), including earned income, recognized for derivatives and gains (losses) pertaining to hedged items presented in net derivative gains (losses) were as follows:

	Year Ended December 31, 2020
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate derivatives	$2	$—	$3	$—	$77
Foreign currency exchange rate derivatives	13	(6)	36	—	(129)
Total cash flow hedges	15	(6)	39	—	(52)
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives	3,557	—	—	—	—
Foreign currency exchange rate derivatives	(17)	(7)	—	—	—
Credit derivatives	18	—	—	—	—
Equity derivatives	(1,367)	—	—	—	—
Embedded derivatives	(2,325)	—	—	—	—
Total non-qualifying hedges	(134)	(7)	—	—	—
Total	$(119)	$(13)	$39	$—	$(52)
	Year Ended December 31, 2019
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate derivatives	$31	$—	$2	$—	$25
Foreign currency exchange rate derivatives	25	(29)	32	—	12
Total cash flow hedges	56	(29)	34	—	37
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives	1,589	—	—	—	—
Foreign currency exchange rate derivatives	22	(3)	—	—	—
Credit derivatives	44	—	—	—	—
Equity derivatives	(2,476)	—	—	—	—
Embedded derivatives	(1,249)	—	—	—	—
Total non-qualifying hedges	(2,070)	(3)	—	—	—
Total	$(2,014)	$(32)	$34	$—	$37

48

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

	Year Ended December 31, 2018
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate derivatives	$(12)	$12	$1	$—	$—
Total fair value hedges	(12)	12	1	—	—
Cash flow hedges:
Interest rate derivatives	129	(1)	5	—	(5)
Foreign currency exchange rate derivatives	—	(1)	26	—	161
Total cash flow hedges	129	(2)	31	—	156
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives	(659)	—	—	—	—
Foreign currency exchange rate derivatives	81	(7)	—	—	—
Credit derivatives	(7)	—	—	—	—
Equity derivatives	631	—	—	—	—
Embedded derivatives	579	—	—	(8)	—
Total non-qualifying hedges	625	(7)	—	(8)	—
Total	$742	$3	$32	$(8)	$156

At December 31, 2020 and 2019, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions was three years and four years, respectively.

At December 31, 2020 and 2019, the balance in AOCI associated with cash flow hedges was $162 million and $232 million, respectively.

Credit Derivatives

In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation.

The estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps were as follows at:

	December 31,
	2020			2019
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A	$15	$683	2.9	$11	$615	2.5
Baa	26	1,072	5.2	25	998	5.1
Total	$41	$1,755	4.3	$36	$1,613	4.1

49

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

(1)  The Company has written credit protection on both single name and index references. The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2)  The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Counterparty Credit Risk

The Company may be exposed to credit-related losses in the event of counterparty nonperformance on derivative instruments. Generally, the credit exposure is the fair value at the reporting date less any collateral received from the counterparty.

The Company manages its credit risk by: (i) entering into derivative transactions with creditworthy counterparties governed by master netting agreements; (ii) trading through regulated exchanges and central clearing counterparties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

See Note 8 for a description of the impact of credit risk on the valuation of derivatives.

The estimated fair values of net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

		Gross Amounts Not Offset on the Consolidated Balance Sheets
	Gross Amount Recognized	Financial Instruments (1)	Collateral Received/ Pledged (2)	Net Amount	Securities Collateral Received/ Pledged (3)	Net Amount After Securities Collateral
	(In millions)
December 31, 2020
Derivative assets	$3,574	$(1,342)	$(1,327)	$905	$(840)	$65
Derivative liabilities	$2,010	$(1,342)	$—	$668	$(630)	$38
December 31, 2019
Derivative assets	$3,046	$(1,458)	$(1,100)	$488	$(487)	$1
Derivative liabilities	$2,522	$(1,458)	$—	$1,064	$(1,061)	$3

(1)  Represents amounts subject to an enforceable master netting agreement or similar agreement.

(2)  The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.

(3)  Securities collateral received from counterparties is not reported on the consolidated balance sheets and may not be sold or re-pledged unless the counterparty is in default. Amounts do not include excess of collateral pledged or received.

The Company's collateral arrangements generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions which permit the party with positive fair value to terminate the derivative at the current fair value or demand immediate full collateralization from the party in a net liability position, in the event that the financial strength or credit rating of the party in a net liability position falls below a certain level.

50

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

The aggregate estimated fair values of derivatives in a net liability position containing such credit-contingent provisions and the aggregate estimated fair value of assets posted as collateral for such instruments were as follows at:

	December 31,
	2020	2019
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$668	$1,064
Estimated Fair Value of Collateral Provided (2):
Fixed maturity securities	$1,205	$1,473

(1)  After taking into consideration the existence of netting agreements.

(2)  Substantially all of the Company's collateral arrangements provide for daily posting of collateral for the full value of the derivative contract. As a result, if the credit-contingent provisions of derivative contracts in a net liability position were triggered, minimal additional assets would be required to be posted as collateral or needed to settle the instruments immediately.

8. Fair Value

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

51

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Recurring Fair Value Measurements

The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented in the tables below. Investments that do not have a readily determinable fair value and are measured at net asset value (or equivalent) as a practical expedient to estimated fair value are excluded from the fair value hierarchy.

	December 31, 2020
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$36,789	$487	$37,276
Foreign corporate	—	11,178	197	11,375
U.S. government and agency	2,108	6,356	—	8,464
RMBS	—	8,197	22	8,219
CMBS	—	6,692	5	6,697
State and political subdivision	—	4,555	—	4,555
ABS	—	2,841	40	2,881
Foreign government	—	1,832	—	1,832
Total fixed maturity securities	2,108	78,440	751	81,299
Equity securities	31	99	3	133
Short-term investments	1,669	216	—	1,885
Derivative assets: (1)
Interest rate	—	2,094	—	2,094
Foreign currency exchange rate	—	206	1	207
Credit	—	27	14	41
Equity market	—	1,213	14	1,227
Total derivative assets	—	3,540	29	3,569
Embedded derivatives within asset host contracts (2)	—	—	283	283
Separate account assets	86	103,897	3	103,986
Total assets	$3,894	$186,192	$1,069	$191,155
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$200	$—	$200
Foreign currency exchange rate	—	137	7	144
Equity market	—	1,660	20	1,680
Total derivative liabilities	—	1,997	27	2,024
Embedded derivatives within liability host contracts (2)	—	—	7,584	7,584
Total liabilities	$—	$1,997	$7,611	$9,608

52

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

	December 31, 2019
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$30,266	$325	$30,591
Foreign corporate	—	9,554	132	9,686
U.S. government and agency	1,542	5,702	—	7,244
RMBS	—	8,986	44	9,030
CMBS	—	5,714	—	5,714
State and political subdivision	—	3,938	73	4,011
ABS	—	1,877	73	1,950
Foreign government	—	1,751	—	1,751
Total fixed maturity securities	1,542	67,788	647	69,977
Equity securities	14	125	8	147
Short-term investments	1,004	473	5	1,482
Derivative assets: (1)
Interest rate	—	1,778	—	1,778
Foreign currency exchange rate	—	265	5	270
Credit	—	25	11	36
Equity market	—	850	71	921
Total derivative assets	—	2,918	87	3,005
Embedded derivatives within asset host contracts (2)	—	—	217	217
Separate account assets	180	99,485	3	99,668
Total assets	$2,740	$170,789	$967	$174,496
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$330	$—	$330
Foreign currency exchange rate	—	43	—	43
Equity market	—	2,093	71	2,164
Total derivative liabilities	—	2,466	71	2,537
Embedded derivatives within liability host contracts (2)	—	—	4,582	4,582
Total liabilities	$—	$2,466	$4,653	$7,119

(1)  Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets.

(2)  Embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables and other invested assets on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances on the consolidated balance sheets.

Valuation Controls and Procedures

The Company monitors and provides oversight of valuation controls and policies for securities, mortgage loans and derivatives, which are primarily executed by its valuation service providers. The valuation methodologies used to determine fair values prioritize the use of observable market prices and market-based parameters and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. The valuation methodologies for securities, mortgage loans and derivatives are reviewed on an ongoing basis and revised when necessary. In addition, the Chief Accounting Officer periodically reports to the Audit Committee of Brighthouse Financial's Board of Directors regarding compliance with fair value accounting standards.

53

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The fair value of financial assets and financial liabilities is based on quoted market prices, where available. Prices received are assessed to determine if they represent a reasonable estimate of fair value. Several controls are performed, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. Independent non-binding broker quotes, also referred to herein as "consensus pricing," are used for a non-significant portion of the portfolio. Prices received from independent brokers are assessed to determine if they represent a reasonable estimate of fair value by considering such pricing relative to the current market dynamics and current pricing for similar financial instruments.

A formal process is also applied to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained. If obtaining an independent non-binding broker quotation is unsuccessful, the last available price will be used.

Additional controls are performed, such as, balance sheet analytics to assess reasonableness of period to period pricing changes, including any price adjustments. Price adjustments are applied if prices or quotes received from independent pricing services or brokers are not considered reflective of market activity or representative of estimated fair value. The Company did not have significant price adjustments during the year ended December 31, 2020.

Determination of Fair Value

Fixed Maturity Securities

The fair values for actively traded marketable bonds, primarily U.S. government and agency securities, are determined using the quoted market prices and are classified as Level 1 assets. For fixed maturity securities classified as Level 2 assets, fair values are determined using either a market or income approach and are valued based on a variety of observable inputs as described below.

U.S. corporate and foreign corporate securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, or duration. Privately-placed securities are valued using the additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

U.S. government and agency, state and political subdivision and foreign government securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark U.S. Treasury yield or other yields, spread off the U.S. Treasury yield curve for the identical security, issuer ratings and issuer spreads, broker-dealer quotes, and comparable securities that are actively traded.

Structured Securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, ratings, geographic region, weighted average coupon and weighted average maturity, average delinquency rates and debt-service coverage ratios. Other issuance-specific information is also used, including, but not limited to; collateral type, structure of the security, vintage of the loans, payment terms of the underlying asset, payment priority within tranche, and deal performance.

Equity Securities and Short-term Investments

The fair value for actively traded equity securities and short-term investments are determined using quoted market prices and are classified as Level 1 assets. For financial instruments classified as Level 2 assets, fair values are determined using a market approach and are valued based on a variety of observable inputs as described below.

54

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Equity securities and short-term investments: Fair value is determined using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active.

Derivatives

The fair values for exchange-traded derivatives are determined using the quoted market prices and are classified as Level 1 assets. For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Embedded Derivatives

Embedded derivatives principally include certain direct and ceded variable annuity guarantees and equity crediting rates within index-linked annuity contracts. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

The Company issues certain variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain portions of GMIBs are accounted for as embedded derivatives and measured at estimated fair value separately from the host variable annuity contract. These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets, with changes in estimated fair value reported in net derivative gains (losses).

The Company determines the fair value of these embedded derivatives by estimating the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations of policyholder behavior. The calculation is based on in-force business and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates. The percentage of fees included in the initial fair value measurement is not updated in subsequent periods.

55

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly-traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for BHF's debt. These observable spreads are then adjusted to reflect the priority of these liabilities and claims-paying ability of the issuing insurance subsidiaries as compared to BHF's overall financial strength.

Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

The Company issues and assumes through reinsurance index-linked annuities which allow the policyholder to participate in returns from equity indices. The crediting rates associated with these features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

The estimated fair value of crediting rates associated with index-linked annuities is determined using a combination of an option pricing model and an option-budget approach. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

Transfers Into or Out of Level 3:

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

56

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) were as follows at:

		Significant	December 31, 2020		December 31, 2019		Impact of Increase in Input
	Valuation Techniques	Unobservable Inputs	Range		Range		on Estimated Fair Value
Embedded derivatives
Direct, assumed and ceded guaranteed minimum benefits	• Option pricing techniques	• Mortality rates	0.03	% - 12.13%	0.02	% - 11.31%	Decrease (1)
		• Lapse rates	0.25	% - 15.00%	0.25	% - 16.00%	Decrease (2)
		• Utilization rates	0.00	% - 25.00%	0.00	% - 25.00%	Increase (3)
		• Withdrawal rates	0.25	% - 10.00%	0.25	% - 10.00%	(4)
		• Long-term equity volatilities	16.66	% - 22.21%	16.24	% - 21.65%	Increase (5)
		• Nonperformance risk spread	0.47	% - 1.97%	0.54	% - 1.99%	Decrease (6)

(1)  Mortality rates vary by age and by demographic characteristics such as gender. The range shown reflects the mortality rate for policyholders between 35 and 90 years old, which represents the majority of the business with living benefits. Mortality rate assumptions are set based on company experience and include an assumption for mortality improvement.

(2)  The range shown reflects base lapse rates for major product categories for duration 1-20, which represents majority of business with living benefit riders. Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies.

(3)  The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible in a given year. The range shown represents the floor and cap of the GMIB dynamic election rates across varying levels of in-the-money. For lifetime withdrawal guarantee riders, the assumption is that everyone will begin withdrawals once account value reaches zero which is equivalent to a 100% utilization rate. Utilization rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder.

(4)  The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(5)  Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(6)  Nonperformance risk spread varies by duration. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

57

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The Company does not develop unobservable inputs used in measuring fair value for all other assets and liabilities classified within Level 3; therefore, these are not included in the table above. The other Level 3 assets and liabilities primarily included fixed maturity securities and derivatives. For fixed maturity securities valued based on non-binding broker quotes, an increase (decrease) in credit spreads would result in a higher (lower) fair value. For derivatives valued based on third-party pricing models, an increase (decrease) in credit spreads would generally result in a higher (lower) fair value.

The changes in assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3) were summarized as follows:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities
	Corporate (1)	Structured Securities	State and Political Subdivision	Equity Securities	Short-term Investments	Net Derivatives (2)	Net Embedded Derivatives (3)	Separate Account Assets (4)
	(In millions)
Balance, January 1, 2019	$711	$174	$74	$3	$—	$(122)	$(2,288)	$1
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	—	1	1	—	—	(12)	(1,249)	—
Total realized/unrealized gains (losses) included in AOCI	15	2	(1)	—	—	(1)	—	—
Purchases (7)	342	68	—	5	5	—	—	3
Sales (7)	(150)	(25)	(1)	—	—	—	—	—
Issuances (7)	—	—	—	—	—	—	—	—
Settlements (7)	—	—	—	—	—	155	(828)	—
Transfers into Level 3 (8)	24	42	—	—	—	—	—	—
Transfers out of Level 3 (8)	(485)	(145)	—	—	—	(4)	—	(1)
Balance, December 31, 2019	457	117	73	8	5	16	(4,365)	3
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	(6)	—	—	—	—	9	(2,325)	—
Total realized/unrealized gains (losses) included in AOCI	(3)	1	—	—	—	(9)	—	—
Purchases (7)	409	58	—	—	—	—	—	—
Sales (7)	(117)	(5)	—	—	(5)	(14)	—	—
Issuances (7)	—	—	—	—	—	—	—	—
Settlements (7)	—	—	—	—	—	—	(611)	—
Transfers into Level 3 (8)	186	11	—	—	—	—	—	—
Transfers out of Level 3 (8)	(242)	(115)	(73)	(5)	—	—	—	—
Balance, December 31, 2020	$684	$67	$—	$3	$—	$2	$(7,301)	$3
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2018 (9)	$(2)	$(1)	$1	$1	$—	$148	$268	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2019 (9)	$—	$—	$1	$—	$—	$(10)	$(1,504)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2020 (9)	$(5)	$—	$—	$—	$—	$(4)	$(2,398)	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2020 (9)	$(3)	$1	$—	$—	$—	$(9)	$—	$—
Gains (Losses) Data for the year ended December 31, 2018:
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	$1	$2	$1	$—	$—	$152	$571	$—
Total realized/unrealized gains (losses) included in AOCI	$(32)	$(6)	$(1)	$—	$—	$9	$—	$—

(1)  Comprised of U.S. and foreign corporate securities.

58

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

(2)  Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(3)  Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(4)  Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(5)  Amortization of premium/accretion of discount is included within net investment income. Changes in the allowance for credit losses and direct write-offs are charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(6)  Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(7)  Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(8)  Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(9)  Changes in unrealized gains (losses) included in net income (loss) for fixed maturities are reported in either net investment income or net investment gains (losses). Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions and those short-term investments that are not securities and therefore are not included in the three level hierarchy table disclosed in the "— Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

59

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2020
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$15,722	$—	$—	$16,836	$16,836
Policy loans	$884	$—	$475	$881	$1,356
Other invested assets	$54	$—	$39	$15	$54
Premiums, reinsurance and other receivables	$3,114	$—	$90	$3,808	$3,898
Liabilities
Policyholder account balances	$17,361	$—	$—	$18,962	$18,962
Long-term debt	$843	$—	$39	$1,031	$1,070
Other liabilities	$891	$—	$121	$787	$908
Separate account liabilities	$1,331	$—	$1,331	$—	$1,331
	December 31, 2019
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$15,664	$—	$—	$16,291	$16,291
Policy loans	$875	$—	$479	$504	$983
Other invested assets	$51	$—	$39	$12	$51
Premiums, reinsurance and other receivables	$2,053	$—	$41	$2,427	$2,468
Liabilities
Policyholder account balances	$15,474	$—	$—	$15,576	$15,576
Long-term debt	$844	$—	$39	$903	$942
Other liabilities	$943	$—	$169	$777	$946
Separate account liabilities	$1,186	$—	$1,186	$—	$1,186

9. Long-term Debt

Long-term debt outstanding was as follows at:

			December 31,
	Stated Interest Rate	Maturity	2020	2019
			(In millions)
Surplus note — affiliated	8.070%	2059	$412	$412
Surplus note — affiliated	8.150%	2058	200	200
Surplus note — affiliated	7.800%	2058	200	200
Other long-term debt — unaffiliated (1)	7.028%	2030	31	32
Total long-term debt			$843	$844

(1)  Represents non-recourse debt of a subsidiary for which creditors have no access, subject to customary exceptions, to the general assets of the Company other than recourse to certain investment companies.
60

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Long-term Debt (continued)

The aggregate maturities of long-term debt at December 31, 2020 were $2 million in each of 2021, 2022 and 2023, $3 million in each of 2024 and 2025 and $831 million thereafter.

Interest expense related to long-term and short-term debt of $68 million, $60 million and $6 million for the years ended December 31, 2020, 2019 and 2018, respectively, is included in other expenses, of which $65 million, $58 million and $4 million, respectively, was associated with affiliated debt.

Surplus Notes

On March 25, 2019, Brighthouse Life Insurance Company issued a $412 million surplus note due March 2059 to BH Holdings, which bears interest at a fixed rate of 8.07%, payable annually. Payments of interest and principal on this surplus note may be made only with the prior approval of the Delaware Department of Insurance.

On December 21, 2018, Brighthouse Life Insurance Company issued a $200 million surplus note due December 2058 to NELICO (the "December 2058 Surplus Note") in exchange for $28 million of cash and $172 million of invested assets, primarily fixed maturity securities. The December 2058 Surplus Note bears interest at a fixed rate of 8.15%, payable annually. On December 21, 2018, with the prior approval of the Commonwealth of Massachusetts Division of Insurance, NELICO distributed the December 2058 Surplus Note to BH Holdings via a non-cash extraordinary dividend. Payments of interest and principal on the December 2058 Surplus Note may be made only with the prior approval of the Delaware Department of Insurance.

On September 28, 2018, Brighthouse Life Insurance Company issued a $200 million surplus note due September 2058 to BH Holdings (the "September 2058 Surplus Note") in exchange for cash, which bears interest at a fixed rate of 7.80%, payable annually. Payments of interest and principal on the September 2058 Surplus Note may be made only with the prior approval of the Delaware Department of Insurance.

Intercompany Liquidity Facilities

BHF has established an intercompany liquidity facility with certain of its insurance and non-insurance subsidiaries to provide short-term liquidity within and across the combined group of companies. Under the facility, which is comprised of a series of revolving loan agreements among BHF and its participating subsidiaries, each company may lend to or borrow from each other, subject to certain maximum limits for a term not more than 364 days. On March 30, 2020, BH Holdings issued a $100 million promissory note to Brighthouse Life Insurance Company, which bore interest at a fixed rate of 2.4996%, and was repaid upon maturity on June 30, 2020. Additionally, on March 30, 2020, Brighthouse Life Insurance Company of NY ("BHNY") issued a $100 million promissory note to BH Holdings, which bore interest at a fixed rate of 2.4996%, and was repaid upon maturity on June 30, 2020.

Committed Facilities

Reinsurance Financing Arrangement

On April 28, 2017, Brighthouse Reinsurance Company of Delaware ("BRCD") entered into a $10.0 billion financing arrangement with a pool of highly rated third-party reinsurers consisting of credit-linked notes. On June 11, 2020, BRCD amended its financing arrangement to increase the maximum amount to $12.0 billion and extend the term by two years to 2039. At December 31, 2020, there were no borrowings and there was $10.9 billion of funding available under this financing arrangement. For the years ended December 31, 2020, 2019 and 2018, the Company recognized commitment fees of $30 million, $41 million and $44 million, respectively, in other expenses associated with this financing arrangement.

61

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Long-term Debt (continued)

Repurchase Facilities

On November 20, 2020, Brighthouse Life Insurance Company terminated without penalty its existing $2.0 billion secured committed repurchase facility with a financial institution and concurrently entered into new secured committed repurchase facilities (the "2020 Repurchase Facilities") under which Brighthouse Life Insurance Company may continue to enter into repurchase transactions in an aggregate amount up to $2.0 billion for a term of up to three years. Under the 2020 Repurchase Facilities, Brighthouse Life Insurance Company may sell certain eligible securities at a purchase price based on the market value of the securities less an applicable margin based on the types of securities sold, with a concurrent agreement to repurchase such securities at a predetermined future date (up to three months) and at a price which represents the original purchase price plus interest. At December 31, 2020, there were no borrowings under the 2020 Repurchase Facilities. For the years ended December 31, 2020, 2019 and 2018, fees associated with this committed facility were not significant.

10. Equity

Statutory Equity and Income

The states of domicile of Brighthouse Life Insurance Company and BHNY impose RBC requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital ("TAC"), calculated in the manner prescribed by the NAIC to its authorized control level RBC ("ACL RBC"), calculated in the manner prescribed by the NAIC, based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC. The RBC ratios for Brighthouse Life Insurance Company and BHNY were each in excess of 400% for all periods presented.

Brighthouse Life Insurance Company and BHNY prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile.

Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing investments and deferred tax assets on a different basis.

The tables below present amounts from Brighthouse Life Insurance Company and BHNY, which are derived from the statutory-basis financial statements as filed with the insurance regulators.

Statutory net income (loss) was as follows:

		Years Ended December 31,
Company	State of Domicile	2020	2019	2018
		(In millions)
Brighthouse Life Insurance Company	Delaware	$(979)	$1,074	$(1,104)
Brighthouse Life Insurance Company of NY	New York	$(390)	$(139)	$19

Statutory capital and surplus was as follows at:

	December 31,
Company	2020	2019
	(In millions)
Brighthouse Life Insurance Company	$7,410	$8,746
Brighthouse Life Insurance Company of NY	$373	$579

The Company has a reinsurance subsidiary, BRCD, which reinsures risks including level premium term life and ULSG assumed from other Brighthouse Financial life insurance subsidiaries. BRCD, with the explicit permission of the Delaware Insurance Commissioner ("Delaware Commissioner"), has included, as admitted assets, the value of credit-linked notes, serving as collateral, which resulted in higher statutory capital and surplus of $8.0 billion and $9.0 billion for the years ended December 31, 2020 and 2019, respectively.

62

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

The statutory net income (loss) of BRCD was $145 million, ($316) million and ($1.1) billion for the years ended December 31, 2020, 2019 and 2018, respectively, and the combined statutory capital and surplus, including the aforementioned prescribed practices, were $624 million and $572 million at December 31, 2020 and 2019, respectively.

Dividend Restrictions

The table below sets forth the dividends permitted to be paid by certain of the Company's insurance companies without insurance regulatory approval and dividends paid:

	2021	2020	2019	2018
Company	Permitted Without Approval (1)	Paid (2)	Paid (2)	Paid (2)
	(In millions)
Brighthouse Life Insurance Company	$733	$1,250	$—	$—
Brighthouse Life Insurance Company of NY	$—	$—	$28	$—

(1)  Reflects dividend amounts that may be paid during 2021 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over rolling 12-month periods, if paid before a specified date during 2021, some or all of such dividends may require regulatory approval.

(2)  Reflects all amounts paid, including those requiring regulatory approval.

Under the Delaware Insurance Law, Brighthouse Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of Brighthouse Life Insurance Company's own securities. Brighthouse Life Insurance Company will be permitted to pay a stockholder dividend in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the immediately preceding calendar year requires insurance regulatory approval. Under the Delaware Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

Under BRCD's plan of operations, no dividend or distribution may be made by BRCD without the prior approval of the Delaware Commissioner. During the year ended December 31, 2020, BRCD paid an extraordinary dividend in the form of invested assets of $423 million and the settlement of affiliated reinsurance balances of $177 million, which was approved by the Delaware Commissioner in December 2019. BRCD did not pay any extraordinary dividends during the years ended December 31, 2019 and 2018. During the years ended December 31, 2020, 2019 and 2018, BRCD paid cash dividends of $1 million, $1 million and $2 million, respectively, to its preferred shareholders.

63

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Unrealized Gains (Losses) on Derivatives	Foreign Currency Translation Adjustments	Total
	(In millions)
Balance at December 31, 2017	$1,709	$151	$(23)	$1,837
Cumulative effect of change in accounting principle and other, net of income tax	(79)	—	—	(79)
Balance, January 1, 2018	1,630	151	(23)	1,758
OCI before reclassifications	(1,534)	156	(4)	(1,382)
Deferred income tax benefit (expense)	327	54	1	382
AOCI before reclassifications, net of income tax	423	361	(26)	758
Amounts reclassified from AOCI	179	(134)	—	45
Deferred income tax benefit (expense)	(38)	(47)	—	(85)
Amounts reclassified from AOCI, net of income tax	141	(181)	—	(40)
Balance at December 31, 2018	564	180	(26)	718
OCI before reclassifications	3,224	37	12	3,273
Deferred income tax benefit (expense)	(677)	(8)	—	(685)
AOCI before reclassifications, net of income tax	3,111	209	(14)	3,306
Amounts reclassified from AOCI	(57)	(58)	—	(115)
Deferred income tax benefit (expense)	12	12	—	24
Amounts reclassified from AOCI, net of income tax	(45)	(46)	—	(91)
Balance at December 31, 2019	3,066	163	(14)	3,215
OCI before reclassifications (2)	3,159	(52)	19	3,126
Deferred income tax benefit (expense)	(663)	11	(13)	(665)
AOCI before reclassifications, net of income tax	5,562	122	(8)	5,676
Amounts reclassified from AOCI	(305)	(18)	—	(323)
Deferred income tax benefit (expense)	64	4	—	68
Amounts reclassified from AOCI, net of income tax	(241)	(14)	—	(255)
Balance at December 31, 2020	$5,321	$108	$(8)	$5,421

(1)  See Note 6 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI.

(2)  Includes $3 million related to the adoption of ASU 2016-13 (see Note 1).

64

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	Years Ended December 31,
	2020	2019	2018
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains(losses)	$319	$94	$(178)	Net investment gains (losses)
Net unrealized investment gains (losses)	—	—	1	Net investment income
Net unrealized investment gains (losses)	(14)	(37)	(2)	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	305	57	(179)
Income tax (expense) benefit	(64)	(12)	38
Net unrealized investment gains (losses), net of income tax	241	45	(141)
Unrealized gains (losses) on derivatives — cash flow hedges:
Interest rate swaps	2	31	98	Net derivative gains (losses)
Interest rate swaps	3	2	3	Net investment income
Interest rate forwards	—	—	31	Net derivative gains (losses)
Interest rate forwards	—	—	2	Net investment income
Foreign currency swaps	13	25	—	Net derivative gains (losses)
Gains (losses) on cash flow hedges, before income tax	18	58	134
Income tax (expense) benefit	(4)	(12)	47
Gains (losses) on cash flow hedges, net of income tax	14	46	181
Total reclassifications, net of income tax	$255	$91	$40

11. Other Revenues and Other Expenses

Other Revenues

The Company has entered into contracts with mutual funds, fund managers, and their affiliates (collectively, the "Funds") whereby the Company is paid monthly or quarterly fees ("12b-1 fees") for providing certain services to customers and distributors of the Funds. The 12b-1 fees are generally equal to a fixed percentage of the average daily balance of the customer's investment in a fund. The percentage is specified in the contract between the Company and the Funds. Payments are generally collected when due and are neither refundable nor able to offset future fees.

To earn these fees, the Company performs services such as responding to phone inquiries, maintaining records, providing information to distributors and shareholders about fund performance and providing training to account managers and sales agents. The passage of time reflects the satisfaction of the Company's performance obligations to the Funds and is used to recognize revenue associated with 12b-1 fees.

Other revenues consisted primarily of 12b-1 fees of $235 million, $240 million and $255 million for the years ended December 31, 2020, 2019 and 2018, respectively, of which substantially all were reported in the Annuities segment.

65

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Other Revenues and Other Expenses (continued)

Other Expenses

Information on other expenses was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Compensation	$321	$304	$278
Contracted services and other labor costs	251	252	194
Transition services agreements	122	237	268
Establishment costs	194	76	131
Premium and other taxes, licenses and fees	39	43	64
Volume related costs, excluding compensation, net of DAC capitalization	591	591	595
Interest expense on debt	68	60	6
Other	258	246	227
Total other expenses	$1,844	$1,809	$1,763

Capitalization of DAC

See Note 4 for additional information on the capitalization of DAC.

Interest Expense on Debt

See Note 9 for attribution of interest expense by debt issuance.

Related Party Expenses

See Note 14 for a discussion of related party expenses included in the table above.

12. Income Tax

The provision for income tax was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Current:
Federal	$—	$(35)	$(178)
Deferred:
Federal	(433)	(303)	331
Provision for income tax expense (benefit)	$(433)	$(338)	$153

66

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

The reconciliation of the income tax provision at the statutory tax rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Tax provision at statutory rate	$(365)	$(241)	$235
Tax effect of:
Excess loss account — Separation from MetLife	—	—	(2)
Dividends received deduction	(38)	(38)	(40)
Tax credits	(24)	(29)	(24)
Release of valuation allowance	—	—	(11)
Other, net	(6)	(30)	(5)
Provision for income tax expense (benefit)	$(433)	$(338)	$153
Effective tax rate	25%	30%	14%

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2020	2019
	(In millions)
Deferred income tax assets:
Net operating loss carryforwards	$1,485	$1,082
Tax credit carryforwards	133	105
Intangibles	62	97
Employee benefits	4	4
Investments, including derivatives	—	213
Other	—	18
Total deferred income tax assets	1,684	1,519
Deferred income tax liabilities:
Net unrealized investment gains	1,443	858
Policyholder liabilities and receivables	894	1,307
DAC	604	655
Investments, including derivatives	200	—
Other	4	—
Total deferred income tax liabilities	3,145	2,820
Net deferred income tax asset (liability)	$(1,461)	$(1,301)

The following table sets forth the net operating loss carryforwards for tax purposes at December 31, 2020.

Net Operating Loss Carryforwards
(In millions)
Expiration
2032	$3,006
Indefinite	4,064
$7,070

67

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

The following table sets forth the general business credits and foreign tax credits available for carryforward for tax purposes at December 31, 2020.

	Tax Credit Carryforwards
	General Business Credits	Foreign Tax Credits
	(In millions)
Expiration
2020-2024	$—	$18
2025-2029	—	70
2030-2034	—	28
2035-2039	17	—
Indefinite	—	—
	$17	$116

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate in the future.

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Balance at January 1,	$34	$34	$22
Additions for tax positions of prior years	—	—	12
Reductions for tax positions of prior years	—	—	—
Additions for tax positions of current year	—	—	—
Reductions for tax positions of current year	—	—	—
Settlements with tax authorities	—	—	—
Balance at December 31,	$34	$34	$34
Unrecognized tax benefits that, if recognized would impact the effective rate	$34	$34	$34

The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense. Interest related to unrecognized tax benefits was not significant. The Company had no penalties for each of the years ended December 31, 2020, 2019 and 2018.

The Company is under continuous examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to federal, state or local income tax examinations for years prior to 2007. Management believes it has established adequate tax liabilities, and final resolution of the audit for the years 2007 and forward is not expected to have a material impact on the Company's consolidated financial statements.

Tax Sharing Agreements

For the periods prior to the Separation, the Company filed a consolidated federal life and non-life income tax return in accordance with the provisions of the Tax Code. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company, and its includable subsidiaries, under the consolidated tax return regulations and a tax sharing agreement with MetLife. This tax sharing agreement states that federal taxes will be computed on a modified separate return basis with benefits for losses.

68

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

For periods after the Separation, the Company and any directly owned life insurance and reinsurance subsidiaries (including BHNY and BRCD) entered in a tax sharing agreement to join a life consolidated federal income tax return. The nonlife subsidiaries of the Company will file their own federal income tax returns. The tax sharing agreements state that federal taxes are computed on a modified separate return basis with benefit for losses.

Income Tax Transactions with Former Parent

The Company entered into a tax separation agreement. Among other things, the tax separation agreement governs the allocation between MetLife and the Company of the responsibility for the taxes of the MetLife group. The tax separation agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. In November 2018, MetLife paid $894 million to the Company under the tax separation agreement. For the years ended December 31, 2020 and 2019, the Company paid MetLife $0 and $2 million, respectively, under the tax separation agreement. At December 31, 2020, the current income tax payable included $121 million payable to MetLife related to this agreement. At December 31, 2019, the current income tax recoverable included $115 million payable to MetLife related to this agreement.

13. Contingencies, Commitments and Guarantees

Contingencies

Litigation

The Company is a defendant in a number of litigation matters. In some of the matters, large or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2020.

Matters as to Which an Estimate Can Be Made

For some loss contingency matters, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. In addition to amounts accrued for probable and reasonably estimable losses, as of December 31, 2020, the Company estimates the aggregate range of reasonably possible losses to be up to approximately $10 million.

69

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

Matters as to Which an Estimate Cannot Be Made

For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Sales Practices Claims

Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

Cost of Insurance Class Action

Richard A. Newton v. Brighthouse Life Insurance Company (U.S. District Court, Northern District of Georgia, Atlanta Division, filed May 8, 2020). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff was the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of all persons who own or owned life insurance policies issued where the terms of the life insurance policy provide or provided, among other things, a guarantee that the cost of insurance rates would not be increased by more than a specified percentage in any contract year. Plaintiff alleges, among other things, causes of action for breach of contract, fraud, suppression and concealment, and violation of the Georgia Racketeer Influenced and Corrupt Organizations Act. Plaintiff seeks to recover damages, including punitive damages, interest and treble damages, attorneys' fees, and injunctive and declaratory relief. Brighthouse Life Insurance Company filed a motion to dismiss in June 2020 and intends to vigorously defend this matter.

Summary

Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

Other Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for certain non-litigation loss contingencies when assertions are made involving disputes or other matters with counterparties to contractual arrangements entered into by the Company, including with third-party vendors. The Company establishes liabilities for such non-litigation loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

70

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

Disputes have arisen with counterparties in connection with reinsurance arrangements where the Company is acting as either the reinsured or the reinsurer. These disputes involve assertions by third parties primarily related to rates, fees or reinsured benefit calculations, and in certain of such disputes the counterparty has made a request to arbitrate the dispute.

As of December 31, 2020, the Company estimates the amount of reasonably possible losses in excess of the amounts accrued for certain non-litigation loss contingencies to be up to approximately $125 million, which are primarily associated with reinsurance-related matters. For certain other reinsurance-related matters, the Company is not currently able to estimate the reasonably possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of such loss.

On a quarterly and annual basis, the Company reviews relevant information with respect to non-litigation contingencies and, when applicable, updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Commitments

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $210 million and $206 million at December 31, 2020 and 2019, respectively.

Commitments to Fund Partnership Investments, and Private Corporate Bond Investments

The Company commits to fund partnership investments and to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $1.7 billion and $1.8 billion at December 31, 2020 and 2019, respectively.

Guarantees

In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $6 million to $112 million, with a cumulative maximum of $118 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

In addition, the Company indemnifies its directors and officers as provided in its charters and bylaws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

The Company's recorded liabilities were $1 million at both December 31, 2020 and 2019 for indemnities, guarantees and commitments.

14. Related Party Transactions

The Company has various existing arrangements with its Brighthouse affiliates and had previous arrangements with MetLife for services necessary to conduct its activities. Certain of the MetLife services have continued, however, MetLife ceased to be a related party in June 2018 (see Note 1). See Note 11 for amounts related to continuing transition services.

The Company has related party reinsurance, investment, debt and equity transactions (see Notes 5, 9 and 10). Other material arrangements between the Company and its related parties not disclosed elsewhere are as follows:

71

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Related Party Transactions (continued)

Shared Services and Overhead Allocations

Brighthouse Services currently provides, and previously MetLife provided, certain services to the Company, each using an allocation methodology under certain agreements for such services. These services include, but are not limited to, treasury, financial planning and analysis, legal, human resources, tax planning, internal audit, financial reporting and information technology. When specific identification to a particular legal entity and/or product is not practicable, an allocation methodology based on various performance measures or activity-based costing, such as sales, new policies/ contracts issued, reserves, and in-force policy counts is used. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Management believes that the methods used to allocate expenses under these arrangements are reasonable. Revenues received from an affiliate related to these agreements, recorded in universal life and investment-type product policy fees, were $213 million, $220 million and $234 million for the years ended December 31, 2020, 2019 and 2018, respectively. Costs incurred under these arrangements with Brighthouse Services as well as with MetLife prior to the MetLife Divestiture, were $1.1 billion for each of the years ended December 31, 2020, 2019 and 2018, and were recorded in other expenses.

Included in these costs are those incurred related to the establishment of services and infrastructure to replace those previously provided by MetLife. The Company incurred costs of $88 million, $21 million and $68 million for the years ended December 31, 2020, 2019 and 2018, respectively. The Company is charged a fee to reflect the value of the available infrastructure and services provided by these costs. While management believes the method used to allocate expenses under this arrangement is reasonable, the allocated expenses may not be indicative of those of a standalone entity.

The Company had net receivables from/(payables to) affiliates, related to the items discussed above, of ($21) million and ($43) million at December 31, 2020 and 2019, respectively.

Broker-Dealer Transactions

The related party expense for the Company was commissions paid on the sale of variable products and passed through to the broker-dealer affiliate. The related party revenue for the Company was fee income passed through the broker-dealer affiliate from trusts and mutual funds whose shares serve as investment options of policyholders of the Company. Fee income received related to these transactions and recorded in other revenues was $200 million, $205 million and $216 million for the years ended December 31, 2020, 2019 and 2018, respectively. Commission expenses incurred related to these transactions and recorded in other expenses was $858 million, $815 million and $771 million for the years ended December 31, 2020, 2019 and 2018, respectively. The Company also had related party fee income receivables of $18 million at both December 31, 2020 and 2019.

72

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule I

Consolidated Summary of Investments
Other Than Investments in Related Parties
December 31, 2020

(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities:
Bonds:
U.S. government and agency	$5,871	$8,464	$8,464
State and political subdivision	3,607	4,555	4,555
Public utilities	3,645	4,423	4,423
Foreign government	1,488	1,832	1,832
All other corporate bonds	38,071	43,931	43,931
Total bonds	52,682	63,205	63,205
Mortgage-backed and asset-backed securities	16,529	17,797	17,797
Redeemable preferred stock	272	297	297
Total fixed maturity securities	69,483	81,299	81,299
Equity securities:
Non-redeemable preferred stock	98	99	99
Common stock:
Industrial, miscellaneous and all other	30	32	32
Public utilities	—	2	2
Total equity securities	128	133	133
Mortgage loans	15,722		15,722
Policy loans	884		884
Limited partnerships and LLCs	2,809		2,809
Short-term investments	1,885		1,885
Other invested assets	3,757		3,757
Total investments	$94,668		$106,489

(1)  Cost or amortized cost for fixed maturity securities represents original cost reduced by impairments that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for mortgage loans, cost represents original cost reduced by repayments and valuation allowances and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost; for limited partnerships and LLCs, cost represents original cost adjusted for equity in earnings and distributions.

73

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information
(Parent Company Only)
December 31, 2020 and 2019

(In millions, except share and per share data)

	2020	2019
Condensed Balance Sheets
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $59,333 and $53,793, respectively; allowance for credit losses of $2 and $0, respectively)	$69,350	$59,754
Equity securities, at estimated fair value	112	124
Mortgage loans (net of allowance for credit losses of $92 and $61, respectively)	15,079	15,038
Policy loans	884	875
Limited partnerships and limited liability companies	2,809	2,379
Short-term investments, principally at estimated fair value	1,670	1,431
Investment in subsidiaries	6,303	5,980
Other invested assets, principally at estimated fair value	3,360	2,970
Total investments	99,567	88,551
Cash and cash equivalents	3,384	2,273
Accrued investment income	573	585
Premiums, reinsurance and other receivables (net of allowance for credit losses of $10 and $0, respectively)	15,172	13,727
Receivable from subsidiaries	10,884	9,505
Deferred policy acquisition costs and value of business acquired	3,934	4,340
Deferred income tax receivable	1,103	1,147
Other assets	361	424
Separate account assets	99,021	94,992
Total assets	$233,999	$215,544
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits	$43,074	$38,306
Policyholder account balances	51,272	43,119
Other policy-related balances	3,658	3,383
Payables for collateral under securities loaned and other transactions	5,101	4,289
Long-term and short-term debt	812	812
Current income tax payable	96	30
Other liabilities	12,865	12,149
Separate account liabilities	99,021	94,992
Total liabilities	215,899	197,080
Stockholder's Equity
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	18,323	19,073
Retained earnings (deficit)	(5,719)	(3,899)
Accumulated other comprehensive income (loss)	5,421	3,215
Total stockholder's equity	18,100	18,464
Total liabilities and stockholder's equity	$233,999	$215,544

See accompanying notes to the condensed financial information.
74

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	2020	2019	2018
Condensed Statements of Operations
Revenues
Premiums	$428	$452	$437
Universal life and investment-type product policy fees	2,440	2,559	2,738
Net investment income	3,111	3,086	2,885
Other revenues	398	341	398
Net investment gains (losses)	296	88	(165)
Net derivative gains (losses)	(1,594)	(2,928)	1,335
Total revenues	5,079	3,598	7,628
Expenses
Policyholder benefits and claims	3,087	2,623	2,388
Interest credited to policyholder account balances	912	869	881
Amortization of deferred policy acquisition costs and value of business acquired	626	337	952
Other expenses	2,102	1,920	1,925
Total expenses	6,727	5,749	6,146
Income (loss) before provision for income tax and equity in earnings (losses) of subsidiaries	(1,648)	(2,151)	1,482
Provision for income tax expense (benefit)	(410)	(534)	238
Income (loss) before equity in earnings (losses) of subsidiaries	(1,238)	(1,617)	1,244
Equity in earnings (losses) of subsidiaries	(68)	808	(277)
Net income (loss) attributable to Brighthouse Life Insurance Company	$(1,306)	$(809)	$967
Comprehensive income (loss)	$900	$1,688	$(73)

See accompanying notes to the condensed financial information.
75

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	2020	2019	2018
Condensed Statements of Cash Flows
Net cash provided by (used in) operating activities	$815	$2,160	$2,774
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	7,591	12,009	14,909
Equity securities	66	57	19
Mortgage loans	1,869	1,434	840
Limited partnerships and limited liability companies	177	302	254
Purchases of:
Fixed maturity securities	(12,517)	(14,179)	(14,697)
Equity securities	(17)	(22)	(2)
Mortgage loans	(1,993)	(3,337)	(3,896)
Limited partnerships and limited liability companies	(581)	(463)	(358)
Cash received in connection with freestanding derivatives	6,035	1,933	1,795
Cash paid in connection with freestanding derivatives	(4,284)	(2,597)	(2,879)
Receipts on loans to affiliate	100	—	—
Issuances of loans to affiliate	(100)	—	—
Returns of capital and dividends from subsidiaries	16	54	25
Capital contributions to subsidiaries	—	(75)	—
Net change in policy loans	(9)	126	105
Net change in short-term investments	(223)	(1,418)	269
Net change in other invested assets	22	23	44
Net cash provided by (used in) investing activities	(3,848)	(6,153)	(3,572)
Cash flows from financing activities
Policyholder account balances:
Deposits	8,568	6,117	5,064
Withdrawals	(3,029)	(2,503)	(3,124)
Net change in payables for collateral under securities loaned and other transactions	812	(735)	871
Long-term and short-term debt issued	—	412	228
Dividends paid to parent	(1,250)	—	—
Financing element on certain derivative instruments and other derivative related	(957)	(203)	(303)
Other, net	—	(7)	(2)
Net cash provided by (used in) financing activities	4,144	3,081	2,734
Change in cash, cash equivalents and restricted cash	1,111	(912)	1,936
Cash, cash equivalents and restricted cash, beginning of year	2,273	3,185	1,249
Cash, cash equivalents and restricted cash, end of year	$3,384	$2,273	$3,185
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$65	$28	$—
Income tax	$(32)	$—	$(168)
Non-cash transactions:
Transfer of fixed maturity securities from affiliate	$417	$—	$417
Transfer of fixed maturity securities to affiliate	$280	$—	$—

See accompanying notes to the condensed financial information.
76

Brighthouse Life Insurance Company

Schedule II

Notes to the Condensed Financial Information
(Parent Company Only)

1. Basis of Presentation

The condensed financial information of Brighthouse Life Insurance Company (the "Parent Company") should be read in conjunction with the consolidated financial statements of Brighthouse Life Insurance Company and its subsidiaries and the notes thereto (the "Consolidated Financial Statements"). These condensed unconsolidated financial statements reflect the results of operations, financial position and cash flows for the Parent Company. Investments in subsidiaries are accounted for using the equity method of accounting.

Beginning in 2020, the Parent Company elected to change the presentation of equity in earnings (losses) of subsidiaries, including it as a separate component on net income in the Condensed Statement of Operations. This presentation was applied to all periods presented in the condensed financial information of the Parent Company. Previously, this activity was presented as a component of total revenues.

The preparation of these condensed unconsolidated financial statements in conformity with GAAP requires management to adopt accounting policies and make certain estimates and assumptions. The most important of these estimates and assumptions relate to the fair value measurements, identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed unconsolidated financial statements and accompanying notes. Actual results could differ from these estimates.

2. Investment in Subsidiaries

During the year ended December 31, 2019, Brighthouse Life Insurance Company paid a cash capital contribution of $75 million to BHNY and received a cash dividend of $28 million from BHNY. On December 30, 2019, the Delaware Commissioner approved an extraordinary dividend of $600 million payable from BRCD to Brighthouse Life Insurance Company, which was paid on February 20, 2020. Such dividend was included in receivable from subsidiaries at December 31, 2019.

77

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information
December 31, 2020 and 2019

(In millions)

Segment	DAC and VOBA	Future Policy Benefits and Other Policy-Related Balances	Policyholder Account Balances	Unearned Premiums (1), (2)	Unearned Revenue (1)
2020
Annuities	$3,715	$10,276	$43,909	$—	$84
Life	531	5,938	2,397	10	80
Run-off	5	23,558	7,639	—	184
Corporate & Other	106	7,608	1	5	—
Total	$4,357	$47,380	$53,946	$15	$348
2019
Annuities	$4,168	$8,921	$34,810	$—	$86
Life	539	5,070	2,437	12	45
Run-off	5	20,191	7,873	—	151
Corporate & Other	97	7,700	1	6	—
Total	$4,809	$41,882	$45,121	$18	$282

(1)  Amounts are included within the future policy benefits and other policy-related balances column.

(2)  Includes premiums received in advance.

78

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information (continued)
December 31, 2020, 2019 and 2018

(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income (1)	Policyholder Benefits and Claims and Interest Credited to Policyholder Account Balances	Amortization of DAC and VOBA	Other Expenses
2020
Annuities	$2,179	$1,800	$2,438	$627	$1,043
Life	671	402	831	78	150
Run-off	642	1,264	3,421	—	185
Corporate & Other	83	62	60	(9)	466
Total	$3,575	$3,528	$6,750	$696	$1,844
2019
Annuities	$2,291	$1,786	$1,429	$328	$1,125
Life	728	374	646	53	177
Run-off	720	1,273	2,436	—	200
Corporate & Other	90	53	58	14	307
Total	$3,829	$3,486	$4,569	$395	$1,809
2018
Annuities	$2,410	$1,509	$1,603	$901	$1,052
Life	774	371	637	93	214
Run-off	777	1,311	1,923	—	202
Corporate & Other	98	44	64	17	295
Total	$4,059	$3,235	$4,227	$1,011	$1,763

(1)  See Note 2 of the Notes to the Consolidated Financial Statements for the basis of allocation of net investment income.

79

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule IV

Consolidated Reinsurance
December 31, 2020, 2019 and 2018

(Dollars in millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2020
Life insurance in-force	$509,456	$156,361	$8,965	$362,060	2.5%
Insurance premium Life insurance (1)	$1,251	$532	$12	$731	1.6%
Accident & health insurance	215	210	—	5	0.0%
Total insurance premium	$1,466	$742	$12	$736	1.6%
2019
Life insurance in-force	$534,106	$167,676	$8,884	$375,314	2.4%
Insurance premium Life insurance (1)	$1,375	$548	$15	$842	1.8%
Accident & health insurance	222	217	—	5	0.0%
Total insurance premium	$1,597	$765	$15	$847	1.8%
2018
Life insurance in-force	$561,218	$180,362	$9,248	$390,104	2.4%
Insurance premium Life insurance (1)	$1,415	$559	$12	$868	1.4%
Accident & health insurance	225	224	—	1	0.0%
Total insurance premium	$1,640	$783	$12	$869	1.4%

(1)  Includes annuities with life contingencies.

For the year ended December 31, 2020, reinsurance ceded and assumed included related party transactions for life insurance in-force of $0 and $1.7 billion, respectively, and life insurance premiums of $0 and $2 million, respectively. For the year ended December 31, 2019, reinsurance ceded and assumed included related party transactions for life insurance in-force of $0 and $1.7 billion, respectively, and life insurance premiums of $0 and $5 million, respectively. For the year ended December 31, 2018, reinsurance ceded and assumed included related party transactions for life insurance in-force of $0 and $1.8 billion, respectively, and life insurance premiums of $201 million and $7 million, respectively.

80